As filed with the Securities and Exchange Commission on June 4, 2014

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

SARATOGA INVESTMENT CORP.
(Exact Name of Registrant as Specified in Charter)

535 Madison Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 906-7800
(Registrant's Telephone Number, Including Area Code)

Christian L. Oberbeck
Chief Executive Officer
Saratoga Investment Corp.
535 Madison Avenue
New York, New York 10022
(Name and Address of Agent for Service)

COPIES TO:
Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 700 Sixth Street, NW, Suite 700 Washington, DC 20001 Tel: (202) 383-0100 Fax: (202) 637-3593

Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

          If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)

Common Stock, $0.001 par value per share(2)(3)

Preferred Stock, $0.001 par value per share(2)

Subscription Rights(2)

Debt Securities(4)

Warrants(5)

Total(6)	$50,000,000	$6,440

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.

(2)
Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, subscription rights to purchase shares of common stock or warrants to purchase shares of our common stock, as may be sold, from time to time.

(3)
Subject to Note 6 below, includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)
Subject to Note 6 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $50,000,000.

(5)
Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time.

(6)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $50,000,000.

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

$50,000,000

         We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments.

         We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

         We may offer, from time to time, in one or more offerings or series, up to $50,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our "securities." The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

         Absent approval by the majority of our common stockholders, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering unless we issue shares in connection with a rights offering to our existing stockholders or under such other circumstances as the SEC may permit. On September 26, 2013, our common stockholders voted to allow us to sell or otherwise issue the Company's common stock at an offering price per share to investors that is not less than 85% of the Company's then current net asset value per share for a period of approximately one year ending on September 26, 2014. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See "Sales of Common Stock Below Net Asset Value."

         Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

         Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "SAR." On June 3, 2014, the last reported sales price on the NYSE for our common stock was $15.16 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of February 28, 2014 was $21.36.

         Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies or, if not rated, would be rated below investment grade if rated, which are often referred to as "junk." A majority of our debt portfolio consists of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a majority of our debt investments had variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate. As a result, significant increases in such benchmarks in the future may make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

         This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 535 Madison Avenue, New York, New York 10017, by telephone at (212) 906-7800, or on our website at http://www.saratogainvestmentcorp.com. The information on our website is not incorporated by reference into this prospectus or any accompanying prospectus supplement, and you should not consider that information to be part of either. The SEC also maintains a website at www.sec.gov that contains such information.

         As of June 3, 2014, the aggregate market value of our outstanding common stock held by non-affiliates, or the public float, was approximately $40 million which was calculated based on 2,653,227 shares of outstanding common stock held by non-affiliates and on a price per share of $15.16, the closing price of our common stock on June 3, 2014. Pursuant to certain SEC rules, in no event will we sell our securities in a public primary offering with a value exceeding more than one-third of our public float in any 12-month period so long as our public float remains below $75.0 million. We have not offered any securities pursuant to the SEC rules noted above during the 12 calendar months prior to and including the date of this prospectus.

         Investing in our securities involves a high degree of risk and should be considered speculative. For more information regarding the risks you should consider, including the risk of leverage, please see "Risk Factors" beginning on page 20 of this prospectus.

         Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is             , 2014

        You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of the date of this prospectus, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Saratoga Investment Corp., have not changed since the date hereof or thereof. Our business, financial condition, results of operations and prospectus may have changed since then. We will update the information in this prospectus to reflect material changes only as required by law.

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Unless otherwise noted, the terms "we," "us," "our," the "Company" and "Saratoga" refer to Saratoga Investment Corp. and its wholly owned subsidiaries, Saratoga Investment Funding LLC and Saratoga Investment Corp. SBIC LP. In addition, the terms "Saratoga Investment Advisors" and "investment adviser" refer to Saratoga Investment Advisors, LLC, our external investment adviser.

Overview

        We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, which we define as companies having annual EBITDA (earnings before interest, taxes, depreciation and amortization) of between $5 million and $50 million, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

        Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. Term loans are loans that do not allow the borrowers to repay all or a portion of the loans prior to maturity and then re-borrow such repaid amounts under the loan again. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. We also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company.

        While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, including securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

        As of February 28, 2014, we had total assets of $219.2 million and investments in 37 portfolio companies and an additional investment in the subordinated notes of one collateralized loan obligation fund, Saratoga Investment Corp. CLO 2013-1, Ltd. ("Saratoga CLO"), which investment had a fair value of $19.6 million as of February 28, 2014. The overall portfolio composition as of February 28, 2014 consisted of 15.7% of middle market loans, 39.0% of first lien term loans, 13.5% of second lien term loans, 14.6% of senior secured notes, 2.7% of unsecured notes, 9.5% of subordinated notes of Saratoga CLO and 5.0% of common equity. As of February 28, 2014 the weighted average yield on all of our debt investments, including our investment in the subordinated notes of Saratoga CLO, was approximately 11.8%. As of February 28, 2014, approximately 99% of our first lien debt investments were fully collateralized in the sense that the portfolio companies in which we held such investments had an enterprise value or our investment had an asset coverage equal to or greater than the principal amount of the related debt investment. Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at February 28, 2014, was composed of $301.3 million in aggregate principal amount of predominantly senior secured first lien term loans. A first loss position means that we willsuffer the first economic losses if losses are incurred on loans held by the Saratoga CLO. As a result, this investment is subject to unique risks. See "Risk Factors—Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility."

        We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). As a BDC, we are required to comply with various regulatory requirements, including limitations on our use of debt. We finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

        We have elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

        In addition, we have a wholly-owned subsidiary that is licensed as a small business investment company ("SBIC") and regulated by the Small Business Administration ("SBA"). See "Regulation—Small Business Investment Company Regulations." The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Saratoga Investment Advisors

        Our investment adviser was formed in 2010 as a Delaware limited liability company and became our investment adviser in July 2010. Our investment adviser is led by four principals, Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby, and Charles G. Phillips, with 26, 24, 27 and 17 years of experience in leveraged finance, respectively. Our investment adviser is affiliated with Saratoga Partners, a middle market private equity investment firm. Saratoga Partners was established in 1984 to be the middle market private investment arm of Dillon Read & Co. Inc. and has been independent of Dillon Read since 1998. Saratoga Partners has a 28-year history of private investments in middle market companies and focuses on public and private equity, preferred stock, and senior and mezzanine debt investments.

        We utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

        We have entered into an investment advisory and management agreement with Saratoga Investment Advisors. Pursuant to the investment advisory and management agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day investment-related functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

        Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by three out of four investment committee members. The current members of the investment committee are Messrs. Oberbeck, Grisius, Inglesby, and Phillips.

Investments

        Our portfolio is comprised primarily of investments in leveraged loans issued by middle market companies. Investments in middle market companies are generally less liquid than equivalent investments in companies with larger capitalizations. These investments are sourced in both the primary and secondary markets through a network of relationships with commercial and investment banks, commercial finance companies and financial sponsors. The leveraged loans that we purchase are generally used to finance buyouts, acquisitions, growth, recapitalizations and other types of transactions. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. For a discussion risks pertaining to our secured investments, see "Risk Factors—Our investments may be risky, and you could lose all or part of our investment."

        As part of our long-term strategy, we also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. See "Risk Factors—If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness."

        Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies or, if not rated, would be rated below investment grade if rated, which are often referred to as "junk." As of February 28, 2014, 40.1% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, 59.9% of our debt investments at February 28, 2014 had variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate. As a result, significant increases in such benchmarks in the future may make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

        While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

Prospective portfolio company characteristics

        Our investment adviser generally selects portfolio companies with one or more of the following characteristics:

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  a history of generating stable earnings and strong free cash flow;

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  well-constructed balance sheets, including an established tangible liquidation value;

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  reasonable debt-to-cash flow multiples;

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  industry leadership with competitive advantages and sustainable market shares in attractive sectors; and

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  capital structures that provide appropriate terms and reasonable covenants.

Investment selection

        In managing us, Saratoga Investment Advisors employs the same investment philosophy and portfolio management methodologies used by Saratoga Partners. Through this investment selection process, based on quantitative and qualitative analysis, Saratoga Investment Advisors seeks to identify portfolio companies with superior fundamental risk-reward profiles and strong, defensible business franchises with the goal of minimizing principal losses while maximizing risk-adjusted returns. Saratoga Investment Advisors' investment process emphasizes the following:

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  bottoms-up, company-specific research and analysis;

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  capital preservation, low volatility and minimization of downside risk; and

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  investing with experienced management teams that hold meaningful equity ownership in their businesses.

        Our investment adviser's investment process generally includes the following steps:

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  Initial screening.    A brief analysis identifies the investment opportunity and reviews the merits of the transaction. The initial screening memorandum provides a brief description of the company, its industry, competitive position, capital structure, financials, equity sponsor and deal economics. If the deal is determined to be attractive by the senior members of the deal team, the opportunity is fully analyzed.

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  Comprehensive analysis.    A comprehensive analysis includes:

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  Business and Industry analysis—a review of the company's business position, competitive dynamics within its industry, cost and growth drivers and technological and geographic factors. Business and industry research often includes meetings with industry experts, consultants, other investors, customers and competitors.

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  Company analysis—a review of the company's historical financial performance, future projections, cash flow characteristics, balance sheet strength, liquidation value, legal, financial and accounting risks, contingent liabilities, market share analysis and growth prospects.

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  Structural/security analysis—a thorough legal document analysis including but not limited to an assessment of financial and negative covenants, events of default, enforceability of liens and voting rights.

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  Approval of the investment committee.    The investment is then presented to the investment committee for approval. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by four out of five investment committee members.

Investment structure

        In general, our investment adviser intends to select investments with financial covenants and terms that reduce leverage over time, thereby enhancing credit quality. These methods include:

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  maintenance leverage covenants requiring a decreasing ratio of debt to cash flow;

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  maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and

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  debt incurrence prohibitions, limiting a company's ability to re-lever.

        In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without our consent.

        Our investment adviser seeks, where appropriate, to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  requiring companies to use a portion of their excess cash flow to repay debt;

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  selecting investments with covenants that incorporate call protection as part of the investment structure; and

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  selecting investments with affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Valuation process

        We carry our investments at fair value, as approved in good faith using written policies and procedures adopted by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and, on a selected basis, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        Our investment in the subordinated notes of Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for Saratoga CLO's valuation. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows from our investment in Saratoga CLO) to perform a discounted cash flows analysis on expected future cash flows from our investment in Saratoga CLO to determine a valuation for the subordinated notes of Saratoga CLO held by us.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

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  each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

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  an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

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  the audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

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  our board of directors discusses the valuations and approves the fair value of each investment in good faith based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Ongoing relationships with and monitoring of portfolio companies

        Saratoga Investment Advisors closely monitors each investment we make and, when appropriate, conducts a regular dialogue with both the management team and other debtholders and seeks specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Investment Advisors may take board seats or board observation seats.

Recent Developments

        TBU

Risk Factors

        Investing in us involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in us. For a further discussion of these risk factors, please see "Risk Factors" beginning on page     .

Risks Related to Our Business and Structure

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  The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

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  Saratoga Investment Advisors has a limited history of managing a BDC or a RIC.

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  We may be obligated to pay Saratoga Investment Advisors incentive fees even if we incur a net loss or there is a decline in the value of our portfolio.

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  Under the terms of the investment advisory and management agreement, we may have to pay incentive fees to Saratoga Investment Advisors in connection with the sale of an investment that is sold at a price higher than the fair value of such investment on May 31, 2010, even if we incur a loss on the sale of such investment.

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  The way in which the base management and incentive fees under the investment advisory and management agreement is determined may encourage Saratoga Investment Advisors to take actions that may not be in the best interests of the holders of the Notes.

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  The base management fee we pay to Saratoga Investment Advisors may cause it to increase our leverage contrary to our interest.

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  We employ leverage, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in the Notes.

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  Saratoga Investment Advisors' liability is limited under the investment advisory and management agreement and we will indemnify Saratoga Investments Advisors against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

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  Substantially all of our assets are subject to security interests under the Credit Facility, or claims of the SBA with respect to SBA-guaranteed debentures we may issue and if we default on our obligations thereunder, we may suffer adverse consequences, including Madison Capital Funding and/or the SBA foreclosing on our assets.

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  We are exposed to risks associated with changes in interest rates, including potential effects on our cost of capital and net investment income.

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  There are significant potential conflicts of interest which could adversely impact our investment returns.

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  Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

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  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

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  Pending legislation may allow us to incur additional leverage.

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  The agreement governing the Credit Facility contains various covenants that, among other things, limits our discretion in operating our business and provides for certain minimum financial covenants.

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  A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

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  We will be subject to corporate-level income tax if we fail to continue to qualify as a RIC.

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  Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

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  We may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

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  Our ability to enter into transactions with our affiliates is restricted.

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  We operate in a highly competitive market for investment opportunities.

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  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

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  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

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  Our financial condition and results of operation depend on our ability to manage future investments effectively.

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  We may experience fluctuations in our quarterly results.

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  Substantially all of our portfolio investments are recorded at fair value as approved in good faith by our board of directors; such valuations are inherently uncertain and may be materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

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  If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.

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  If we invest in the securities and other obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

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  Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

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  The lack of liquidity in our investments may adversely affect our business.

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  The debt securities in which we invest are subject to credit risk and prepayment risk.

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  Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

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  Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.

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  Available information about privately held companies is limited.

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  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

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  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

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  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

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  Investments in equity securities involve a substantial degree of risk.

  •
  Our investments in foreign debt, including that of emerging market issuers, may involve significant risks in addition to the risks inherent in U.S. investments.

  •
  We may expose ourselves to risks if we engage in hedging transactions.

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

  •
  We have no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our lack of experience or otherwise, could have an adverse effect on our operations.

  •
  Our investments may be risky, and you could lose all or part of your investment.

  •
  Our independent auditors have not assessed our internal control over financial reporting. If our internal control over financial reporting is not effective, it could have a material adverse effect on our stock price and our ability to raise capital.

Risks Related to Our Common Stock

  •
  Investing in our common stock may involve an above average degree of risk.

  •
  We may continue to choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

  •
  The market price of our common stock may fluctuate significantly.

  •
  There is a risk that you may not receive distributions or that our distributions may not grow over time.

  •
  Provisions of our governing documents and the Maryland General Corporation Law could deter future takeover attempts and have an adverse impact on the price of our common stock.

  •
  Our common stock may trade at a discount to our net asset value per share.

  •
  Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

  •
  We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

Risks Related to Our Notes

  •
  The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

  •
  The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

  •
  The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

  •
  There is no existing trading market for the Notes and, even if the NYSE approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes or the market price of the Notes.

  •
  We may choose to redeem the Notes when prevailing interest rates are relatively low.

  •
  If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Risks Relating to an Offering of Our Securities

  •
  We may allocate the net proceeds from an offering in ways with which you may not agree.

  •
  Our shares might trade at premiums that are unsustainable or at discounts from net asset value.

  •
  Investing in our securities may involve an above average degree of risk.

  •
  The market price of our securities may fluctuate significantly.

  •
  Sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

  •
  If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

  •
  The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

  •
  Terms relating to redemption may materially adversely affect the return on any debt securities.

  •
  The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

  •
  Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

  •
  We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

Corporate History and Information

        We commenced operations on March 23, 2007 as GSC Investment Corp. and completed an initial public offering ("IPO") of shares of our common stock on March 28, 2007. From the date we commenced operations until July 30, 2010, we were managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, we engaged Saratoga Investment Advisors to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

        The recapitalization transaction consisted of (i) the private sale of 986,842 shares of our common stock for $15 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates and (ii) the entry into a senior secured revolving credit facility with Madison Capital Funding LLC ("Madison Capital Funding"). We used the net proceeds from the private sale of shares of our common stock and a portion of the funds available to us under the secured revolving credit facility with Madison Capital Funding to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank AG, New York Branch. Specifically, in July 2009, we had exceeded permissible borrowing limits under the revolving securitized credit facility with Deutsche Bank, which resulted in an event of default under the revolving securitized credit facility. As a result of the event of default, Deutsche Bank had the right to accelerate repayment of the outstanding indebtedness under the revolving securitized credit facility and to foreclose and liquidate the collateral pledged under the revolving securitized credit facility. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010. In January 2011, we registered for public resale by Saratoga Investment Advisors and certain of its affiliates the 986,842 shares of our common stock issued to them in the recapitalization.

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp SBIC, LP, received an SBIC license from the SBA.

        Our corporate offices are located at 535 Madison Avenue, New York, New York 10022. Our telephone number is (212) 906-7800. We maintain a website on the Internet at www.saratogainvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

 THE OFFERING

        We may offer, from time to time, up to $50,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

        Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding the offering of our securities:

Use of proceeds	We intend to use substantially all of the net proceeds from the sale of our securities to make investments in middle-market companies in accordance with our investment objective and strategies described in this prospectus, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. Reducing our borrowings may include the repurchase of certain debt instruments that could provide us with a net gain on extinguishment of debt, and increase certain fees payable to our investment adviser. See "Use of Proceeds."
New York Stock Exchange symbols	"SAR" (Common Stock) "SAQ" (7.50% Notes due 2020)
Investment Advisory and Management Agreement
Saratoga Investment Advisors serves as our investment adviser. Our investment adviser was formed in 2010 as a Delaware limited liability company and became our investment advisor in July 2010. Subject to the overall supervision of our board of directors, Saratoga Investment Advisors manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of an investment advisory and management agreement, Saratoga Investment Advisors:
• determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
• identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
• closes and monitors the investments we make; and

• determines the securities and other assets that we purchase, retain or sell.

Pursuant to the investment advisory and management agreement with Saratoga Investment Advisors, we pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee is paid quarterly in arrears, and equals 1.75% per annum of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and calculated at the end of each fiscal quarter based on the average value of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) as of the end of such fiscal quarter and the end of the immediate prior fiscal quarter. Base management fees for any partial month or quarter are appropriately pro-rated.
The incentive fee has the following two parts:

The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock or debt security, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, is compared to a "hurdle rate" of 1.875% per quarter (7.5% annualized), subject to a "catch up" provision. The base management fee is calculated prior to giving effect to the payment of any incentive fees.
We pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each fiscal quarter as follows: (A) no incentive fee in any fiscal quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (B) 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized) is payable to Saratoga Investment Advisors; and (C) 20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized). We refer to the amount specified in clause (B) as the "catch-up." The "catch-up" provision is intended to provide Saratoga Investment Advisors with an incentive fee of 20.0% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.344% in any fiscal quarter. Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, Saratoga Investment Advisors was only entitled to 20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeded 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision. These calculations are appropriately pro-rated when such calculations are applicable for any period of less than three months. See "Management Agreements".
Administration Agreement
Pursuant to a separate administration agreement, Saratoga Investment Advisors, who also serves as our administrator, furnishes us with office facilities, equipment and clerical, book-keeping and record keeping services. Under the administration agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement equal an amount based upon our allocable portion of our administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement (including travel expenses). Our allocable portion is based on the proportion that our total assets bears to the total assets administered or managed by our administrator. Under the administration agreement, our administrator also provides managerial assistance, on our behalf, to those portfolio companies who accept our offer of assistance. The administration agreement may be terminated by either party without penalty upon 60 days written notice to the other party. The amount payable by us under the administration agreement is currently capped at $1.0 million for each annual term of the agreement. On July 15, 2013, our board of directors approved the renewal of the administration agreement for an additional one-year term and determined to maintain the cap on the payment or reimbursement of expenses by us thereunder to $1.0 million for the additional one-year term. See "Management Agreements".
Distributions
Our distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Any such distributions generally will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to our dividend reinvestment plan. Prior to January 2009, we paid quarterly dividends to our stockholders. However, in January 2009, we suspended the practice of paying quarterly dividends to our stockholders and have only paid five dividend distributions (December 2013, 2012, 2011, 2010 and 2009) to our stockholders since such time, which distributions were made with a combination of cash and the issuance of shares of our common stock as discussed more fully below.
Taxation
We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of- income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations."
Dividend reinvestment plan
We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the "Fees and Expenses" table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Saratoga Investment Corp.," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Saratoga Investment Corp.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid	—	%(1)
Offering expenses borne by us	—	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	—%
Annual estimated expenses (as a percentage of average net assets attributable to common stock):
Management fees	3.2	%(4)
Incentive fees payable under the investment advisory and management agreement	1.4	%(5)
Interest payments on borrowed funds	6.0	%(6)
Other expenses	3.3	%(7)

Total annual expenses	13.9%

(1)
In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.

(3)
The expenses associated with the administration of our dividend reinvestment plan are included in "Other expenses." The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see "Dividend Reinvestment Plan."

(4)
Our base management fee under the investment advisory and management agreement with Saratoga Investment Advisors is based on our gross assets, which is defined as all of our assets, including those acquired using borrowings for investment purposes, but excluding cash and cash equivalents. See "Investment Advisory and Management Agreement."

(5)
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our "pre-incentive fee net investment income" for the immediately preceding quarter, subject to a preferred return, or "hurdle," and a "catch up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued by us during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

  The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement) and equals 20% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Under the investment advisory and management agreement, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of incentive fee capital gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date. We estimate this as zero for purposes of this table as these fees are hard to predict, as they are based on capital gains and losses. See "Investment Advisory and Management Agreement."

(6)
We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The 6.0% figure in the table includes all expected borrowing costs in connection with the secured revolving credit facility we have with Madison Capital Funding LLC. The costs associated with our outstanding borrowings are indirectly borne by our stockholders.

(7)
"Other expenses" are based on estimated amounts for the current fiscal year and include our overhead expenses, including payments under our administration agreement based on our allocable portion of overhead and other expenses incurred by Saratoga Investment Advisors in performing its obligations under the administration agreement. See "Administration Agreement."

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage and our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on portfolio	$130	$390	$650	$1,300

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

        The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

        While the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by either (i) the greater of (x) the net asset value of our common stock or (y) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, including any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        In addition, because we will not receive any proceeds in connection with the offering of shares of our common stock pursuant to this prospectus, the only change to the table set forth above resulting therefrom will be with respect to the offering expenses incurred by us in connection with such offering.

SELECTED FINANCIAL AND OTHER DATA

        The following selected financial and other data reflects the consolidated financial condition and the consolidated statement of operations of Saratoga as of and for the years ended February 28, 2014, February 28, 2013, February 29, 2012, February 28, 2011, and February 28, 2010. The selected financial and other data have been derived from our consolidated financial statements which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report thereon is included in this registration statement. The data should be read in conjunction with our financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are included in this prospectus. The historical data is not necessarily indicative of results to be expected for any future period.

	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 28, 2010
	(dollar amounts in thousands, except share and per share numbers)
Income Statement Data:
Interest and related portfolio income:
Interest	$20,179	$14,450	$11,262	$12,050	$13,324
Management fee and other income	2,714	2,557	2,250	2,123	2,293

Total interest and related portfolio income	22,893	17,007	13,512	14,173	15,617

Expenses:
Interest and debt financing expenses	6,084	2,540	1,298	2,612	4,096
Base management and incentive management fees(1)	4,018	4,152	2,875	3,514	2,278
Administrator expenses	1,000	1,000	1,000	810	671
Administrative and other	2,670	2,287	2,638	4,882	3,502
Expense reimbursement	—	—	—	(2,894)	(671)

Total operating expenses after reimbursements	13,772	9,979	7,811	8,924	9,876

Net investment income before income taxes	9,121	7,028	5,701	5,249	5,741
Income tax expenses, including excise tax	—	—	—	—	(27)

Net investment income	9,121	7,028	5,701	5,249	5,714

Realized and unrealized gain (loss) on investments and derivatives:
Net realized gain (loss)	1,271	431	(12,186)	(24,684)	(6,654)
Net change in unrealized gain (loss)	(1,648)	7,143	19,760	36,393	(9,523)

Total net gain (loss)	(377)	7,574	7,574	11,709	(16,177)

Net increase (decrease) in net assets resulting from operations	$8,744	$14,602	$13,275	$16,958	$(10,463)

	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 28, 2010
Per Share:
Earnings (loss) per common share—basic and diluted(2)(5)	$1.78	$3.55	$3.87	$6.96	$(9.86)
Net investment income per share—basic and diluted(2)(5)	$1.85	$1.71	$1.66	$2.15	$5.38
Net realized and unrealized gain (loss) per share—basic and diluted(2)(5)	$(0.07)	$1.84	$2.21	$4.81	$(15.24)
Dividends declared per common share(3)(5)	$2.65	$4.25	$3.00	$4.40	$18.25
Dilutive impact of dividends paid in stock on net asset value per share(4)	$(0.75)	$(1.44)	$(2.01)	$(9.05)	$(21.10)
Net asset value per share	$21.36	$22.98	$25.12	$26.26	$32.75
Statement of Assets and Liabilities Data:
Investment assets at fair value	$205,845	$155,080	$95,360	$80,025	$89,373
Total assets	219,177	174,411	125,491	98,769	96,935
Total debt outstanding	98,300	60,300	20,000	4,500	36,992
Stockholders' equity	114,924	108,687	97,380	86,071	55,478
Net asset value per common share(5)	$21.36	$22.98	$25.12	$26.26	$32.75
Common shares outstanding at end of year	5,379,616	4,730,116	3,876,661	3,277,077	1,694,010
Other Data:
Investments funded	$121,074	$71,596	$38,679	$9,014	$—
Principal collections related to investment repayments or sales	$71,607	$21,488	$33,568	$31,975	$15,185
Number of investments at year end	60	47	33	37	41
Weighted average yield of income producing debt investments—Non-control/non-affiliate	10.62%	11.26%	11.88%	11.1%	9.6%
Weighted average yield on income producing debt investments—Control	18.55%	27.11%	20.17%	15.8%	8.3%

(1)
See note 6 in consolidated financial statements contained elsewhere herein.

(2)
For the years ended February 28, 2014, February 28, 2013, February 29, 2012, February 28, 2011 and February 28, 2010 amounts are calculated using weighted average common shares outstanding of 4,920,517, 4,110,484, 3,434,345, 2,437,577, and 1,061,351, respectively.

(3)
Calculated using the shares outstanding at ex-dividend date.

(4)
Dilutive effect of the issuance of shares of common stock below net asset value per share in connection with the satisfaction of the Company's annual RIC distribution requirement. See "Price Range of Common Stock and Distributions—Dividend Policy."

(5)
Earnings per share, dividend per share and net asset value per share figures for February 28, 2010 were updated and do not reflect historical figures.

RISK FACTORS

        Investing in our securities involves a high degree of risk. Before you invest in our securities, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set forth below are the principal risks with respect to an investment in the Company generally and with respect to business development companies, they may not be the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, you could lose all or part of your investment.

Risks Related to Our Business and Structure

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

        The broader economic fundamentals of the United States economy remain uncertain. Unemployment levels remain elevated and other economic fundamentals remain depressed. In the event that the United States economic performance contracts, it is likely that the financial results of middle market companies, like those in which we invest, could experience deterioration or limited growth, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions, which could also have a negative impact on our future results.

        The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United States financial markets. Moreover, there are concerns that the recent economic slowdown in China could have a negative impact on markets throughout the world. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

        Although we have been able to secure access to additional liquidity, the potential for volatility in the debt and in the equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

We may be obligated to pay Saratoga Investment Advisors incentive fees even if we incur a net loss, or there is a decline in the value of our portfolio.

        Saratoga Investment Advisors is entitled to incentive fees for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, but net of operating expenses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income, for incentive compensation purposes, excludes realized and unrealized capital gains or losses that we may incur in the fiscal quarter, even if such capital gains or losses result in a net gain or loss on our statement of operations for that quarter. Thus, we may be required to pay Saratoga Investment Advisors incentive fees for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Under the terms of the Management Agreement, we may have to pay incentive fees to Saratoga Investment Advisors in connection with the sale of an investment that is sold at a price higher than the fair value of such investment on May 31, 2010, even if we incur a loss on the sale of such investment.

        Incentive fees on capital gains paid to Saratoga Investment Advisors under the Management Agreement equals 20.0% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Under the Management Agreement, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20.0% of the incentive fee capital gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date. See our Form 10-Q for the quarter ended May 31, 2010 that was filed with the SEC on July 15, 2010 for the fair value and other information related to our investments as of such date. As a result, we may be required to pay incentive fees to Saratoga Investment Advisors on the sale of an investment even if we incur a realized loss on such investment, so long as the investment is sold for an amount greater than its fair value as of May 31, 2010.

The way in which the base management and incentive fees under the Management Agreement is determined may encourage Saratoga Investment Advisors to take actions that may not be in our best interests.

        The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Moreover, we pay Saratoga Investment Advisors a base management fee based on our total assets, including any investments made with borrowings, which may create an incentive for it to cause us to incur more leverage than is prudent, or not to repay our outstanding indebtedness when it may be advantageous for us to do so, in order to maximize its compensation. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our securities.

        The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a "claw back" right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and may thereby reduce such period's incentive fee payment.

        In addition, Saratoga Investment Advisors receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Saratoga Investment Advisors. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Saratoga Investment Advisors will receive an income incentive fee than if interest rates on our investments remained constant or decreased. In addition, if we repurchase our outstanding debt securities, including our 7.50% Notes due 2020 (the "Notes") and such repurchase results in our recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in our pre-incentive fee net investment income for purposes of determining the income incentive fee payable to our investment adviser under the Management Agreement.

        Moreover, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        Our board of directors will seek to ensure that Saratoga Investment Advisors is acting in our best interests and that any conflict of interest faced by Saratoga Investment Advisors in its capacity as our investment adviser does not negatively impact us.

The base management fee we pay to Saratoga Investment Advisors may cause it to increase our leverage contrary to our interest.

        We pay Saratoga Investment Advisors a quarterly base management fee based on the value of our total assets (including any assets acquired with leverage). Accordingly, Saratoga Investment Advisors has an economic incentive to increase our leverage. Our board of directors monitors the conflicts presented by this compensation structure by approving the amount of leverage that we incur. If our leverage is increased, we will be exposed to increased risk of loss, bear the increase cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender.

We employ leverage, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

        Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. We borrow from and issue senior debt securities to banks and other lenders that is secured by a lien on our assets. Holders of these senior securities have fixed dollar claims on our assets that are superior to the claims of the holders of our securities, including the holders of our securities. Leverage is generally considered a speculative investment technique. Any increase in our income in excess of interest payable on our outstanding indebtedness would cause our net income to increase more than it would have had we not incurred leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments, including with respect to the Notes. There can be no assurance that our leveraging strategy will be successful.

        As of February 28, 2014, there was no balance outstanding under the Credit Facility. As of February 28, 2014, we had issued $50.0 million SBA-guaranteed debentures and $48.3 million of the Notes. We may incur additional indebtedness in the future, including up to an additional $45.0 million under the Credit Facility, although there can be no assurance that we will be successful in doing so.

Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our management's and our Board of Directors' assessment of market and other factors at the time of any proposed borrowing.

        Our outstanding indebtedness imposes, and additional debt we may incur in the future will likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to add new debt facilities or issue additional debt securities or other evidences of indebtedness in lieu of or in addition to existing indebtedness could have a material adverse effect on our business, financial condition or results of operations.

Saratoga Investment Advisors' liability is limited under the Management Agreement and we will indemnify Saratoga Investments Advisors against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

        Saratoga Investment Advisors has not assumed any responsibility to us other than to render the services described in the Management Agreement. Pursuant to the Management Agreement, Saratoga Investment Advisors and its officers and employees are not liable to us for their acts under the Management Agreement absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect Saratoga Investment Advisors and its officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of Saratoga Investment Advisors not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Management Agreement. These protections may lead Saratoga Investment Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Substantially all of our assets are subject to security interests under our Credit Facility or claims of the SBA with respect to SBA-guaranteed debentures we may issue and if we default on our obligations thereunder, we may suffer adverse consequences, including the foreclosure on our assets.

        Substantially all of our assets are pledged as collateral under the Credit Facility or are subject to a superior claim over the holders of our common stock or the Notes by the SBA pursuant to the SBA-guaranteed debentures. If we default on our obligations under the Credit Facility or the SBA-guaranteed debentures, Madison Capital Funding and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated.

        In addition, if Madison Capital Funding exercises its right to sell the assets pledged under the Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility.

We are exposed to risks associated with changes in interest rates including potential effects on our cost of capital and net investment income.

        General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to ten years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

        Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

There are significant potential conflicts of interest which could adversely impact our investment returns.

        Our executive officers and directors, and the members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Christian L. Oberbeck, our chief executive officer and managing member of our investment adviser, is the managing partner of Saratoga Partners, a middle market private equity investment firm. In addition, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of us and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this should occur, the principals of our investment adviser will face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected in the event investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and investment adviser, and the members of our investment adviser.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

        We are subject to regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business.

Regulations governing our operation as a BDC will affect our ability to raise additional capital.

        Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as "senior securities," and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act.

        Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution. With respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. If the value of our assets declines, we may be unable to satisfy the asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous in order to make dividend distributions or repurchase certain of our securities.

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. At our 2013 annual meeting of stockholders, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock at an offering price per share that is not less than 85% of the then current net asset value per share in one or more offerings for a period of one year ending on the earlier of September 26, 2014 or the date of our 2014 annual meeting of stockholders. Continued access to this exception will require approval of similar proposals at future stockholder meetings. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

Pending legislation may allow us to incur additional leverage.

        As a business development company, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). We have agreed in the covenant in the indenture governing the Notes not to violate this section of the 1940 Act, whether or not we continue to be subject to such provision, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase.

The agreement governing our Credit Facility contains various covenants that, among other things, limits our discretion in operating our business and provides for certain minimum financial covenants.

        The agreement governing the Credit Facility contains customary default provisions such as the termination or departure of certain "key persons" of Saratoga Investment Advisors, a material adverse change in our business and the failure to maintain certain minimum loan quality and performance standards. An event of default under the facility would result, among other things, in termination of the availability of further funds under the facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under the facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

        Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the facility at any particular time or at all.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

        If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption "Regulation—Business Development Company Regulations."

We will be subject to corporate-level income tax if we fail to continue to qualify as a RIC.

        We seek to maintain our qualification as a RIC under the Code, which requires us to qualify continuously as a BDC and meet certain source of income, distribution and asset diversification requirements.

        The source of income requirement is satisfied if we derive at least 90.0% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in "qualified publicly traded partnerships," as defined in the Code.

        The annual distribution requirement is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90.0% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. We are subject to certain asset coverage ratio requirements under the 1940 Act and covenants under our borrowing agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. In such case, if we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

        The diversification requirements will be satisfied if we diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other regulated investment companies, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain publicly traded partnerships.

        Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of our RIC qualification. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we raise additional capital to satisfy the asset diversification requirements, it could take us time to invest such capital. During this period, we will invest the additional capital in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in leveraged loans and mezzanine debt.

        If we fail to qualify as a RIC for any reason, all of our taxable income will be subject to U.S. federal income tax at regular corporate rates. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution to our common stockholders or payment of our outstanding indebtedness including the Notes. Such a failure would have a material adverse effect on us and the holders of our securities.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

        In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

        While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. Also, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, we may on occasion hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest ("PIK") or, in certain cases, increasing interest rates or issued with warrants) and we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in Saratoga CLO, a collateralized loan obligation fund, that may differ from the distributions paid in respect of our investment in the subordinated notes of such collateralized loan obligation fund because of the factors set forth above or because distributions on the subordinated notes are contractually required to be diverted for reinvestment or to pay down outstanding indebtedness.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, directors or investment adviser or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We operate in a highly competitive market for investment opportunities.

        A number of entities compete with us to make the types of investments that we make in private middle market companies. We compete with other BDCs, public and private funds (including SBICs), commercial and investment banks, commercial financing companies, insurance companies, high-yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments that could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objective.

        We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer.

        We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than we originally anticipated, which may impact our return on these investments.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Although we seek to maintain a diversified portfolio in accordance with our business strategies, to the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our financial condition and results of operation depend on our ability to manage future investments effectively.

        Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Saratoga Investment Advisors' ability to identify, invest in and monitor companies that meet our investment criteria.

        Accomplishing this result on a cost-effective basis is largely a function of Saratoga Investment Advisors' structuring of the investment process and its ability to provide competent, attentive and efficient service to us. Our executive officers and the officers and employees of Saratoga Investment Advisors have substantial responsibilities in connection with their roles at Saratoga Partners as well as responsibilities under the Management Agreement. They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Saratoga Investment Advisors may need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of Saratoga Investment Advisors. Any failure to manage our future growth effectively could have a material adverse effect on our business and financial condition.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Substantially all of our portfolio investments are recorded at fair value as approved in good faith by our board of directors; such valuations are inherently uncertain and may be materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

        Substantially all of our portfolio is, and we expect will continue to be, comprised of investments that are not publicly traded. The value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as approved in good faith by our board of directors. Where appropriate, Saratoga Investment Advisors may utilize the services of an independent valuation firm to aid it in determining fair value. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.

        We make unsecured debt investments in portfolio companies. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, the holder of an unsecured debt investment may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of middle-market companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

If we invest in the securities and other obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

        We are authorized to invest in the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income may be diminished which may affect our ability to make distributions on our common stock or make interest and principal payments of the Notes.

        We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

        Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities if we are in possession of material non-public information relating to the issuer.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The lack of liquidity in our investments may adversely affect our business.

        We primarily make investments in private companies. A portion of these securities may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our investment adviser has or could be deemed to have material non-public information regarding such business entity.

The debt securities in which we invest are subject to credit risk and prepayment risk.

        An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value.

        Certain debt instruments may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher interest debt instruments with lower interest debt instruments. An issuer may also elect to refinance their debt instruments with lower interest debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may receive less than we paid for such security and we may be forced to reinvest in lower yielding securities or debt securities of issuers of lower credit quality.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

        Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

        Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.

        At February 28, 2014, our investment in the subordinated notes of Saratoga CLO, a collateralized loan obligation fund, had a fair value of $19.6 million and constituted 9.5% of our portfolio. This investment constitutes a first loss position in a portfolio that, as of February 28, 2014, was composed of $301.3 million in aggregate principal amount of primarily senior secured first lien term loans and $8.0 million in uninvested cash. A first loss position means that we will suffer the first economic losses if the value of Saratoga CLO decreases. First loss positions typically carry a higher risk and earn a higher yield. Interest payments generated from this portfolio will be used to pay the administrative expenses of Saratoga CLO and interest on the debt issued by Saratoga CLO before paying a return on the subordinated notes. Principal payments will be similarly applied to pay administrative expenses of Saratoga CLO and for reinvestment or repayment of Saratoga CLO debt before paying a return on, or repayment of, the subordinated notes. In addition, 80.0% of our fixed management fee and 100.0% our incentive management fee for acting as the collateral manager of Saratoga CLO is subordinated to the payment of interest and principal on Saratoga CLO debt. Any losses on the portfolio will accordingly reduce the cash flow available to pay these management fees and provide a return on, or repayment of, our investment. Depending on the amount and timing of such losses, we may experience smaller than expected returns and, potentially, the loss of our entire investment.

        As the manager of the portfolio of Saratoga CLO we will have some ability to direct the composition of the portfolio, but our discretion is limited by the terms of the debt issued by Saratoga CLO which may limit our ability to make investments that we feel are in the best interests of the subordinated notes, and the availability of suitable investments. The performance of Saratoga CLO's portfolio is also subject to many of the same risks sets forth in this prospectus with respect to portfolio investments in leveraged loans.

Available information about privately held companies is limited.

        We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes- Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

        We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        Our portfolio companies usually will have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debtor ranking equally with our investments, we would have to share on an equal basis any distributions with other holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Investments in equity securities involve a substantial degree of risk.

        We purchase common stock and other equity securities. Although equity securities have historically generated higher average total returns than fixed-income securities over the long-term, equity securities also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

        There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes even though we have not received any cash payments in respect of such income;

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  preferred securities are subordinated with respect to corporate income and liquidation payments, and are therefore subject to greater risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common securities or U.S. government securities; and

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  preferred security holders generally have no voting rights with respect to the issuing company, subject to limited exceptions.

Our investments in foreign debt, including that of emerging market issuers, may involve significant risks in addition to the risks inherent in U.S. investments.

        Although there are limitations on our ability to invest in foreign debt, we may, from time to time, invest in debt of foreign companies, including the debt of emerging market issuers. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments in the debt of emerging market issuers may subject us to additional risks such as inflation, wage and price controls, and the imposition of trade barriers. Furthermore, economic conditions in emerging market countries are, to some extent, influenced by economic and securities market conditions in other emerging market countries. Although economic conditions are different in each country, investors' reaction to developments in one country can have effects on the debt of issuers in other countries.

        Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will fully hedge against these risks or that such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

        We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may expose us to counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is generally anticipated at an acceptable price.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our board of directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We have limited experience in managing an SBIC and any failure to comply with SBA regulations, resulting from our lack of experience or otherwise, could have an adverse effect on our operations.

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958 and is regulated by the SBA.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiary to forego attractive investment opportunities that are not permitted under SBA regulations.

        Further, SBA regulations require that an SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of an SBIC. If our SBIC subsidiary fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC subsidiary is our wholly-owned subsidiary. We do not have any prior experience managing an SBIC. Our lack of experience in complying with SBA regulations may hinder our ability to take advantage of our SBIC subsidiary's access to SBA-guaranteed debentures.

        Any failure to comply with SBA regulations could have an adverse effect on our operations.

Our investments may be risky, and you could lose all or part of your investment.

        Substantially all of our debt investments hold a non-investment grade rating by one or more rating agencies or, where not rated by any rating agency, would be below investment grade, if rated. A below investment grade rating means that, in the rating agency's view, there is an increased risk that the obligor on such debt will be unable to pay interest and repay principal on its debt in full. We also invest in debt that defers or pays PIK interest. To the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could produce taxable income without a corresponding cash payment to us, and since we generally do not receive any cash prior to maturity of the debt, the investment will be of greater risk.

        In addition, private middle market companies in which we invest are exposed to a number of significant risks, including:

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  limited financial resources and an inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  dependence on the management talents and efforts of a small group of persons; the death, disability, resignation or termination of one or more of which could have a material adverse impact on the company and, in turn, on us;

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  less predictable operating results and, possibly, substantial additional capital requirements to support their operations, finance expansion or maintain their competitive position; and

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  difficulty accessing the capital markets to meet future capital needs.

        In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Our independent auditors have not assessed our internal control over financial reporting. If our internal control over financial reporting is not effective, it could have a material adverse effect on our stock price and our ability to raise capital.

        Because we are a "non-accelerated filer" within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, our independent auditors are not required to assess our internal control over financial reporting or to provide a report thereon. Although our management determined that our internal control over financial reporting was effective at February 28, 2014 (the last date that such determination was required to be made by us), there can be no assurance that our independent auditors would agree with our management's conclusion. Furthermore, if our market capitalization, excluding affiliated stockholders, at August 31 of any fiscal year is greater than $75 million, then we will be required to obtain independent auditor certification on the adequacy of our internal control over financial reporting for that fiscal year. If our internal control over financial reporting is determined in the future to not be effective, whether by our management or by our independent auditors, there could be an adverse reaction in the financial markets due to a loss of confidence in the reliability of our financial statements, which could materially adversely affect our stock price and our ability to raise capital necessary to operate our business. In addition, we may be required to incur costs in improving our internal control system and hiring additional personnel.

Risks Related to Our Common Stock

Investing in our common stock may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

We may continue to choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

        We have in the past, and may continue to, distribute taxable dividends that are payable to our stockholders in part through the issuance of shares of our stock. For example, on October 30, 2013, our board of directors declared a dividend of $2.65 per share to shareholders payable in cash or shares of our common stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20.0% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

The market price of our common stock may fluctuate significantly.

        The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  changes in regulatory policies, accounting pronouncements or tax rules, particularly with respect to RICs, BDCs or SBICs;

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  loss of RIC qualification;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of any of Saratoga Investment Advisors' key personnel;

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  operating performance of companies comparable to us;

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  general economic trends and other external factors; and

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  loss of a major funding source.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

        As a BDC for 1940 Act purposes and a RIC for U.S. federal income tax purposes, we intend to make distributions out of assets legally available for distribution to our stockholders once such distributions are authorized by our board of directors and declared by us. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test that is applicable to us as a BDC, and provisions contained in the agreements governing our borrowings, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

Provisions of our governing documents and the Maryland General Corporation Law could deter future takeover attempts and have an adverse impact on the price of our common stock.

        We are governed by our charter and bylaws, which we refer to as our "governing documents."

        Our governing documents and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a future transaction or change in control of us that might involve a premium price for our stockholders or otherwise be in their best interest.

        Our charter provides for the classification of our board of directors into three classes of directors, serving staggered three-year terms, which may render a change of control of us or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our board of directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

        Our board of directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of stock that we have authority to issue, which could have the effect of diluting a stockholder's ownership interest. Prior to the issuance of shares of stock of each class or series, including any reclassified series, our board of directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

        Our governing documents also provide that our board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

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  The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an "interested stockholder" (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

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  The Maryland Control Share Acquisition Act, which provides that "control shares" of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a "control share acquisition" (defined as the direct or indirect acquisition of ownership or control of "control shares") have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

        In addition, the provisions of the Maryland Business Combination Act will not apply, however, if our board of directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Although our board of directors has adopted such a resolution, there can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.

        As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our board of directors at any time in the future, subject to obtaining confirmation from the SEC that it does not object to us being subject to the Maryland Control Share Acquisition Act.

Our common stock may trade at a discount to our net asset value per share.

        Common stock of BDCs, as closed-end investment companies, frequently trade at a discount to net asset value. Our common stock has traded at a discount to our net asset value since shortly after our initial public offering. The risk that our common stock may continue to trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

        The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our board of directors makes certain determinations. At our 2013 annual meeting of stockholders, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock at an offering price per share that is not less than 85% of the then current net asset value per share in one or more offerings for a period of one year ending on the earlier of September 26, 2014 or the date of our 2014 annual meeting of stockholders. Continued access to this exception will require approval of similar proposals at future stockholder meetings.

        If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

        Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

        Delays in investing the net proceeds raised in this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all of the net proceeds from this offering in investments meeting our investment objective. During this period, we will invest the capital primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective.

Risks Related to Our Notes

The Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

        The Notes are not secured by any of our assets or any of the assets of our subsidiaries, including our wholly owned subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or they have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness, including indebtedness under the Credit Facility. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of February 28, 2014, there was no outstanding balance under the Credit Facility and we had the ability to borrow up to

$45.0 million under the Credit Facility, subject to certain conditions. As of February 28, 2014, we had $50.0 million in SBA-guaranteed debentures outstanding. The indebtedness under the Credit Facility and to SBA-guaranteed debentures is senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

        The Notes are obligations exclusively of Saratoga Investment Corp., and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the Notes are structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and portfolio companies with respect to which we hold equity investments. In addition, our subsidiaries and these entities may incur substantial indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes are issued contains limited protection for holders of the Notes.

        The indenture under which the Notes are issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes do not place any restrictions on our or our subsidiaries' ability to:

  •
  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or the portfolio companies with respect to which we hold an equity investment that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of these entities, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions (whether or not we are subject thereto), but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;

  •
  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC or no-action letter granted by the SEC to another BDC (or the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution in order to maintain the BDC's RIC status. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

  •
  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

  •
  enter into transactions with affiliates;

  •
  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

  •
  make investments; or

  •
  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

        In addition, the indenture does not require us to offer to purchase the Notes in connection with a change of control or any other event.

        Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

        Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

        Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. For example, the indenture under which the Notes are issued does not contain cross-default provisions that are contained in the Credit Facility. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not develop, which could limit your ability to sell the Notes or the market price of the Notes.

        The Notes are listed on the NYSE under the symbol "SAQ." We cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters involved in the offering of the Notes have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion.

        Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

        On or after May 31, 2016, we may choose to redeem the Notes from time to time, especially when prevailing interests rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

        Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness, including the Notes. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lender under the Credit Facility or other debt we may incur in the future could elect to terminate its commitment, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. In addition, any such default may constitute a default under the Notes, which could further limit our ability to repay our debt, including the Notes. If our operating performance declines, we may in the future need to seek to obtain waivers from the lender under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Credit Facility or other debt, the lender could exercise its rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

Risks Relating to an Offering of Our Securities

We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.

        Delays in investing the net proceeds raised in our offerings may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. We anticipate that, depending on market conditions, it may take a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During such a period, we will continue to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective, and given our expense ratio and the prevailing interest rate climate, there is a possible risk of losing money on the offering proceeds of certain securities, such as debt securities during this interval. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our securities may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

We may allocate the net proceeds from an offering in ways with which you may not agree.

        We will have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Our shares might trade at premiums that are unsustainable or at discounts from net asset value.

        Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

        The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.

Investing in our securities may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk, and higher volatility or loss of principal, than alternative investment options. Our investments in portfolio companies may be speculative and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our securities may fluctuate significantly.

        The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of our qualification as a RIC or business development company;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  changes in accounting guidelines governing valuation of our investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of Saratoga Investment Advisors' key personnel;

  •
  operating performance of companies comparable to us; and

  •
  general economic trends and other external factors.

Sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

        As of February 28, 2014 we had 5,379,616 shares of common stock outstanding. On                        , 2014, the SEC declared effective our shelf registration statement on Form N-2 (File No. 333-        ), allowing us to offer, from time to time, up to $50 million worth of our common stock, preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. Sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

        We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock and/or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock and/or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

        There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

        Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

  •
  the time remaining to the maturity of these debt securities;

  •
  the outstanding principal amount of debt securities with terms identical to these debt securities;

  •
  the general economic environment;

  •
  the supply of debt securities trading in the secondary market, if any;

  •
  the redemption, repayment or convertible features, if any, of these debt securities;

  •
  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

        There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may materially adversely affect the return on any debt securities.

        If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

        Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

        In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

        In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to business development companies by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

 USE OF PROCEEDS

        We intend to use substantially all of the net proceeds from the sale of our securities to make investments in middle-market companies in accordance with our investment objective and strategies described in this prospectus, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Reducing our borrowings may include the repurchase of certain debt instruments that could provide us with a net gain on extinguishment of debt, and increase certain fees payable to our investment adviser.

        We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within six to twelve months. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See "Regulation—Business Development Company Regulations—Temporary Investments." Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Business and Structure—We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe" for additional information regarding this matter. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

 RATIOS OF EARNINGS TO FIXED CHARGES

        For the fiscal years ended February 28, 2014, 2013 and February 29, 2012 and February 28, 2011, 2010, 2009, and February 29, 2008, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	Year ended February 28, 2014	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2009	Year ended February 29, 2008
Earnings to Fixed Charges	2.44	6.75	11.23	7.49	(1.55)	(7.18)	(0.08)

        For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax provision (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees and amortization of deferred financing fees.

 NOTE ABOUT FORWARD-LOOKING STATEMENTS

        The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed in the section entitled "Risk Factors."

        The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

        The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our regulatory structure and tax treatment, including our ability to operate as a business development company, a regulated investment company and a small business investment company;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and effectively administer our investments.

        You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

        You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the New York Stock Exchange under the symbol "SAR." Prior to July 30, 2010, our common stock traded on the New York Stock Exchange under the symbol "GNV." The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our common stock as reported on the New York Stock Exchange, the sales price as a percentage of our net asset value ("NAV") and the dividends declared by us for each fiscal quarter. The net asset value per share and high and low sales prices listed below reflect the 1:10 reverse stock split that occurred on August 12, 2010.

Fiscal Year ended February 28, 2013	NAV(1)	High	Low	Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
First Quarter	$25.94	$18.25	$15.15	(29.6)%	(41.6)%
Second Quarter	$27.20	$17.20	$16.50	(36.8)%	(39.3)%
Third Quarter	$21.75	$19.97	$15.17	(8.2)%	(30.3)%
Fourth Quarter	$22.98	$18.50	$15.07	(19.5)%	(34.4)%

Fiscal Year ended February 28, 2014	NAV(1)	High	Low	Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
First Quarter	$23.78	$19.08	$16.35	(19.8)%	(31.2)%
Second Quarter	$23.77	$18.70	$17.40	(21.3)%	(26.8)%
Third Quarter	$20.67	$19.55	$15.40	(5.4)%	(25.5)%
Fourth Quarter	$21.38	$16.56	$15.25	(22.5)%	(28.7)%

		Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
Fiscal Year ended February 28, 2015	NAV(1)	High	Low
First Quarter	*	$16.00	$14.96	*	*
Second Quarter through June 3, 2014	*	15.23	15.02	*	*

*
Not determinable at the time of filing.

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Calculated as the respective high or low sales price less net asset value, divided by net asset value.

Holders

        The last reported price for our common stock on June 3, 2014 was $15.16 per share. As of May 23, 2014, there were 22 holders of record of our common stock.

Dividend Policy

        The following table summarizes our dividends or distributions declared during fiscal 2009, 2010, 2011, 2012, 2013 and 2014:

Date Declared	Record Date	Payment Date	Amount per Share
May 22, 2008	May 30, 2008	June 13, 2008	$3.90
August 19, 2008	August 29, 2008	September 15, 2008	$3.90
December 8, 2008	December 18, 2008	December 29, 2008	$2.50

Total Dividends Declared for Fiscal 2009			$10.30

November 13, 2009	November 25, 2009	December 31, 2009	$18.25	(1)

Total Dividends Declared for Fiscal 2010			$18.25

November 12, 2010	November 19, 2010	December 29, 2010	$4.40	(1)

Total Dividends Declared for Fiscal 2011			$4.40

November 15, 2011	November 25, 2011	December 30, 2011	$3.00	(1)

Total Dividends Declared for Fiscal 2012			$3.00

November 9, 2012	November 20, 2012	December 31, 2012	$4.25	(1)

Total Dividends Declared for Fiscal 2013			$4.25

October 30, 2013	November 13, 2013	December 27, 2013	$2.65

Total Dividends Declared for Fiscal 2014			$2.65

(1)
This dividend was paid by combination of shares of common stock and cash. Please see the discussion immediately following this table for more detail about the composition of this dividend.

        Our distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Any such distributions will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to our dividend reinvestment plan. Prior to January 2009, we paid quarterly dividends to our stockholders. However, in January 2009, we suspended the practice of paying quarterly dividends to our stockholders and have made five dividend distributions (in December 2013, 2012, 2011, 2010 and 2009) to our stockholders since such time, which distributions were made with a combination of cash and the issuance of shares of our common stock as discussed more fully below.

        We are prohibited from making distributions that cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act, subject to certain exceptions, or that violate our debt covenants.

        Given the size of our asset base and our growing pipeline of attractive investments, our board of directors believes that using our capital resources to build and diversify our portfolio serves stockholders' interests best by better positioning us to generate current income and capital appreciation on an increasing scale in future periods. Therefore, our board of directors determined to pay a 20.0% cash and 80.0% stock dividend with respect to a significant portion of our taxable income for our 2014 fiscal year in accordance with certain IRS private letter rulings. For more detailed information about this dividend, please see the discussion below.

        In order to maintain our qualification as a RIC, we must for each fiscal year distribute an amount equal to at least 90.0% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, we will be subject to federal excise taxes to the extent we do not distribute during the calendar year at least (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. For the 2013 calendar year, the Company made distributions sufficient such that we did not incur any federal excise taxes. We may elect to withhold from distribution a portion of our ordinary income for the 2014 calendar year and/or portion of the capital gains in excess of capital losses realized during the one year period ending October 31, 2014, if any, and, if we do so, we would expect to incur federal excise taxes as a result.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends.

        Pursuant to a revenue procedure (Revenue Procedure 2010-12), or the Revenue Procedure, issued by the Internal Revenue Service, or IRS, the IRS indicated that it would treat distributions from certain publicly traded RICs (including BDCs) that were paid part in cash and part in stock as dividends that would satisfy the RIC's annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure required that at least 10.0% of the total distribution be payable in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elected to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10.0% of such stockholder's distribution in cash). This Revenue Procedure applied to distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011.

        Although this Revenue Procedure is no longer available and did not apply to our distributions for our fiscal year ended February 28, 2014, the revenue procedure was based upon certain applicable provisions of the Code and the Treasury regulations pursuant to which distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. Consistent with these provisions, the IRS has issued private letter rulings concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution.

        On October 30, 2013, our board of directors declared a dividend of $2.65 per share payable on December 27, 2013, to common stockholders of record on November 13, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share.

        Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock, or 13.7% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.439 per share, which equaled the volume weighted average trading price per share of the common stock on December 11, 13, and 16, 2013.

        On November 9, 2012, our board of directors declared a dividend of $4.25 per share payable on December 31, 2012, to common stockholders of record on November 20, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share.

        Based on shareholder elections, the dividend consisted of $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.444 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17 and 19, 2012.

        On November 15, 2011, our board of directors declared a dividend of $3.00 per share payable on December 30, 2011, to common stockholders of record on November 25, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.0 million or $0.60 per share.

        Based on shareholder elections, the dividend consisted of $2.0 million in cash and 599,584 shares of common stock, or 18.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.12 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

        On November 12, 2010, we declared a dividend of $4.40 per share which was paid on December 29, 2010. Stockholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $1.2 million or $0.44 per share.

        Based on shareholder elections, the dividend consisted of $1.2 million in cash and 596,235 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010.

        On November 13, 2009, we declared a dividend of $18.25 per share payable on December 31, 2009. Stockholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all stockholders was limited to $2.1 million or $0.25 per share.

        Based on stockholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 shares of common stock, or 104.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $1.5099 per share, which equaled the volume weighted average trading price per share of the common stock on December 24 and 28, 2009.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS

        The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Note about Forward-Looking Statements" appearing elsewhere in this prospectus.

Overview

        We are a Maryland corporation that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We invest primarily in leveraged loans and mezzanine debt issued by private U.S. middle market companies, which we define as companies having EBITDA of between $5 million and $50 million, both through direct lending and through participation in loan syndicates. We may also invest up to 30.0% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, which may include securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds. We have elected and qualified to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

  Corporate History and Recent Developments

        We commenced operations, at the time known as GSC Investment Corp., on March 23, 2007 and completed an initial public offering of shares of common stock on March 28, 2007. Prior to July 30, 2010, we were externally managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, as described below we engaged Saratoga Investment Advisors ("SIA") to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

        As a result of the event of default under a revolving securitized credit facility with Deutsche Bank we previously had in place, in December 2008 we engaged the investment banking firm of Stifel, Nicolaus & Company to evaluate strategic transaction opportunities and consider alternatives for us. On April 14, 2010, GSC Investment Corp. entered into a stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates and an assignment, assumption and novation agreement with Saratoga Investment Advisors, pursuant to which GSC Investment Corp. assumed certain rights and obligations of Saratoga Investment Advisors under a debt commitment letter Saratoga Investment Advisors received from Madison Capital Funding LLC, which indicated Madison Capital Funding's willingness to provide GSC Investment Corp. with a $40.0 million senior secured revolving credit facility, subject to the satisfaction of certain terms and conditions. In addition, GSC Investment Corp. and GSCP (NJ), L.P. entered into a termination and release agreement, to be effective as of the closing of the transaction contemplated by the stock purchase agreement, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the transaction contemplated by the stock purchase agreement but continued to be entitled to receive the base management fees earned through the date of the closing of the transaction contemplated by the stock purchase agreement.

        On July 30, 2010, the transactions contemplated by the stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates were completed, the private sale of 986,842 shares of our common stock for $15.0 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates closed, the Company entered into the Credit Facility, and the Company began doing business as Saratoga Investment Corp.

        We used the net proceeds from the private sale transaction and a portion of the funds available to us under the Credit Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

        On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

        In January 2011, we registered for public resale the 982,842 shares of our common stock issued to Saratoga Investment Advisors and certain of its affiliates.

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP ("SBIC LP"), received a Small Business Investment Company ("SBIC") license from the Small Business Administration ("SBA").

        In May 2013, we issued $48.3 million in aggregate principal amount of our 7.50% unsecured notes due 2020 for net proceeds of $46.1 million after deducting underwriting commissions of $1.9 million and offering costs of $0.3 million. The proceeds included the underwriters' full exercise of their overallotment option. Interest on these notes is paid quarterly in arrears on February 15, May 15, August 15 and November 15, at a rate of 7.50% per year, beginning August 15, 2013. The notes mature on May 31, 2020 and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2016. The notes are listed on the NYSE under the trading symbol "SAQ" with a par value of $25.00 per share.

Critical Accounting Policies

  Basis of Presentation

        The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make certain estimates and assumptions affecting amounts reported in the Company's consolidated financial statements. We have identified investment valuation, revenue recognition and the recognition of capital gains incentive fee expense as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

  Investment Valuation

        The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

        Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from Saratoga Investment Advisors, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  Each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

  •
  An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  The audit committee of our board of directors reviews each preliminary valuation and Saratoga Investment Advisors and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of Saratoga Investment Advisors, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

        Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. ("Saratoga CLO") is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by SIA and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

  Revenue Recognition

  Income Recognition

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

        Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments—Other, Beneficial Interests in Securitized Financial Assets, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

  Paid-in-Kind Interest

        The Company holds debt investments in its portfolio that contain a payment-in-kind ("PIK") interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Capital Gains Incentive Fee

        The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company's investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

  Revenues

        We generate revenue in the form of interest income and capital gains on the debt investments that we hold and capital gains, if any, on equity interests that we may acquire. We expect our debt investments, whether in the form of leveraged loans or mezzanine debt, to have terms of up to ten years, and to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either quarterly or semi-annually. In some cases, our debt investments may provide for a portion of the interest to be paid-in-kind ("PIK"). To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned. We may also invest in preferred equity securities that pay dividends on a current basis.

        On January 22, 2008, we entered into a collateral management agreement with Saratoga CLO, pursuant to which we act as its collateral manager. The Saratoga CLO was refinanced in October 2013 and its reinvestment period ends in October 2016. The Saratoga CLO remains 100% owned and managed by Saratoga Investment Corp. We receive a senior collateral management fee of 0.25% and a subordinate collateral management fee of 0.25% of the outstanding principal amount of Saratoga CLO's assets, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20.0% of excess cash flow to the extent the Saratoga CLO subordinated notes receive an internal rate of return equal to or greater than 12.0%.

        We recognize interest income on our investment in the subordinated notes of Saratoga CLO using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

  Expenses

        Our primary operating expenses include the payment of investment advisory and management fees, professional fees, directors and officers insurance, fees paid to independent directors and administrator expenses, including our allocable portion of our administrator's overhead. Our investment advisory and management fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

  •
  organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firm);

  •
  expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  offerings of our common stock and other securities;

  •
  investment advisory and management fees;

  •
  fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments;

  •
  transfer agent and custodial fees;

  •
  federal and state registration fees;

  •
  all costs of registration and listing our common stock on any securities exchange;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  costs of preparing and filing reports or other documents required by governmental bodies (including the SEC and the SBA);

  •
  costs of any reports, proxy statements or other notices to common stockholders including printing costs;

  •
  our fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premiums;

  •
  direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

  •
  administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the administration agreement based upon our allocable portion of the administrator's overhead in performing its obligations under an administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

        Pursuant to the investment advisory and management agreement that we had with GSCP (NJ), L.P., our former investment adviser and administrator, we had agreed to pay GSCP (NJ), L.P. as investment adviser a quarterly base management fee of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter, and an incentive fee.

        The incentive fee had two parts:

  •
  A fee, payable quarterly in arrears, equal to 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of the net assets at the end of the immediately preceding quarter, that exceeded a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter. Under this provision, in any fiscal quarter, our investment adviser received no incentive fee unless our pre-incentive fee net investment income exceeded the hurdle rate of 1.875%. Amounts received as a return of capital were not included in calculating this portion of the incentive fee. Since the hurdle rate was based on net assets, a return of less than the hurdle rate on total assets could still have resulted in an incentive fee.

  •
  A fee, payable at the end of each fiscal year, equal to 20.0% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, in each case on a cumulative basis, less the aggregate amount of capital gains incentive fees paid to the investment adviser through such date.

        We deferred cash payment of any incentive fee otherwise earned by our former investment adviser if, during the then most recent four full fiscal quarters ending on or prior to the date such payment was to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) (before taking into account any incentive fees payable during that period) was less than 7.5% of our net assets at the beginning of such period. These calculations were appropriately pro-rated for the first three fiscal quarters of operation and adjusted for any share issuances or repurchases during the applicable period. Such incentive fee would become payable on the next date on which such test had been satisfied for the most recent four full fiscal quarters or upon certain terminations of the investment advisory and management agreement. We commenced deferring cash payment of incentive fees during the quarterly period ended August 31, 2007, and continued to defer such payments through the quarterly period ended May 31, 2010. As of July 30, 2010, the date on which GSCP (NJ), L.P. ceased to be our investment adviser and administrator, we owed GSCP (NJ), L.P. $2.9 million in fees for services previously provided to us; of which $0.3 million has been paid by us. GSCP (NJ), L.P. agreed to waive payment by us of the remaining $2.6 million in connection with the consummation of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates described elsewhere in this prospectus.

        The terms of the investment advisory and management agreement with Saratoga Investment Advisors, our current investment adviser, are substantially similar to the terms of the investment advisory and management agreement we had entered into with GSCP (NJ), L.P., our former investment adviser, except for the following material distinctions in the fee terms:

  •
  The capital gains portion of the incentive fee was reset with respect to gains and losses from May 31, 2010, and therefore losses and gains incurred prior to such time will not be taken into account when calculating the capital gains fee payable to Saratoga Investment Advisors and, as a result, Saratoga Investment Advisors will be entitled to 20.0% of net gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 equal the fair value of such investment as of such date. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P., the capital gains fee was calculated from March 21, 2007, and the gains were substantially outweighed by losses.

  •
  Under the "catch up" provision, 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income that exceeds 1.875% (7.5% annualized) but is less than or equal to 2.344% in any fiscal quarter is payable to Saratoga Investment Advisors. This will enable Saratoga Investment Advisors to receive 20.0% of all net investment income as such amount approaches 2.344% in any quarter, and Saratoga Investment Advisors will receive 20.0% of any additional net investment income. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P. only received 20.0% of the excess net investment income over 1.875%.

  •
  We will no longer have deferral rights regarding incentive fees in the event that the distributions to stockholders and change in net assets is less than 7.5% for the preceding four fiscal quarters.

        To the extent that any of our leveraged loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of interest rate caps, futures, options and forward contracts. Costs incurred in entering into or settling such contracts will be borne by us.

Portfolio and investment activity

Corporate Debt Portfolio Overview

	At February 28, 2014	At February 28, 2013	At February 29, 2012
	($ in millions)	($ in millions)	($ in millions)
Number of investments(1)	59	44	30
Number of portfolio companies(1)	37	28	21
Average investment size(1)	$3.2	$2.9	$2.3
Weighted average maturity(1)	4.3yrs	3.7yrs	3.0yrs
Number of industries(1)	16	15	15
Average investment per portfolio company(1)	$5.0	$4.6	$3.3
Non-performing or delinquent investments(1)	$0.3	$6.7	$0.0
Fixed rate debt (% of interest bearing portfolio)(2)	$70.6(40.1)%	$53.4(43.9)%	$18.7(29.3)%
Weighted average current coupon(2)	12.5%	12.6%	13.0%
Floating rate debt (% of interest bearing portfolio)(2)	$105.4(59.9)%	$68.2(56.1)%	$45.1(70.7)%
Weighted average current spread over LIBOR(2)	7.3%	7.5%	7.4%

(1)
Excludes our investment in the subordinated notes of Saratoga CLO.

(2)
Excludes our investment in the subordinated notes of Saratoga CLO and investments in common stocks.

        During the fiscal year ended February 28, 2014, we invested $121.1 million in new or existing portfolio companies and had $71.6 million in aggregate amount of exits and repayments resulting in net investments of $49.5 million for the year.

        During the fiscal year ended February 28, 2013, we invested $71.6 million in new or existing portfolio companies and had $21.5 million in aggregate amount of exits and repayments resulting in net investments of $50.1 million for the year.

        During the fiscal year ended February 29, 2012, we invested $38.7 million in new or existing portfolio companies and had $33.6 million in aggregate amount of exits and repayments resulting in net investments of $5.1 million for the year.

        Our portfolio composition at February 28, 2014, February 28, 2013, and February 29, 2012 at fair value was as follows:

Portfolio composition

	At February 28, 2014		At February 28, 2013		At February 29, 2012
	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield
Middle market loans	15.7%	6.2%	—%	—%	—%	—%
First lien term loans	39.0	10.7	54.0	10.0	38.0	10.1
Second lien term loans	13.5	11.1	6.2	11.1	9.3	10.3
Senior secured notes	14.6	13.8	15.0	14.8	11.2	16.0
Senior unsecured loans	—	—	—	—	6.3	15.0
Unsecured notes	2.7	15.2	3.1	16.4	2.1	19.3
Saratoga CLO subordinated notes	9.5	18.6	16.5	27.1	27.1	20.2
Equity interests	5.0	N/A	5.2	N/A	6.0	N/A

Total	100.0%	11.8%	100.0%	14.0%	100.0%	13.4%

        Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at February 28, 2014, February 28, 2013, and February 29, 2012, was composed of $301.3 million, $383.3 million, and $380.2 million, respectively, in aggregate principal amount of predominantly senior secured first lien term loans. This investment is subject to unique risks. (See "Risk Factors—Our investment in Saratoga CLO 2013-1 LTD. constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility"). We do not consolidate the Saratoga CLO portfolio in our financial statements. Accordingly, the metrics below do not include the underlying Saratoga CLO portfolio investments. However, at February 28, 2014, $298.9 million or 99.5% of the Saratoga CLO portfolio investments in terms of market value had a CMR (as defined below) color rating of green or yellow and three Saratoga CLO portfolio investments were in default with a fair value of $1.6 million. At February 28, 2013, $368.9 million or 98.5% of the Saratoga CLO portfolio investments in terms of market value had a CMR color rating of green or yellow and one Saratoga CLO portfolio investment was in default with a fair value of $1.0 million. At February 28, 2012, $379.5 million or 99.3% of the Saratoga CLO portfolio investments in terms of market value had a CMR color rating of green or yellow and one Saratoga CLO portfolio investment was in default with a fair value of $0.7 million. For more information relating to Saratoga CLO, see the audited financial statements for Saratoga CLO included elsewhere herein.

        Saratoga Investment Advisors normally grades all of our investments using a credit and monitoring rating system ("CMR"). The CMR consists of a single component: a color rating. The color rating is based on several criteria, including financial and operating strength, probability of default, and restructuring risk. The color ratings are characterized as follows: (Green)—strong credit; (Yellow)—satisfactory credit; (Red)—payment default risk, in payment default and/or significant restructuring activity.

        The CMR distribution of our investments at February 28, 2014 and February 28, 2013 was as follows:

Portfolio CMR distribution

	At February 28, 2014		At February 28, 2013
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$159,207	77.4%	$100,170	64.6%
Yellow	8,466	4.1	8,143	5.3
Red	8,270	4.0	13,229	8.5
N/A(1)	29,902	14.5	33,538	21.6

Total	$205,845	100.0%	$155,080	100.0%

(1)
Comprised of our investment in the subordinated notes of Saratoga CLO and equity interests.

        The CMR distribution of Saratoga CLO investments at February 28, 2014 and February 28, 2013 was as follows:

Portfolio CMR distribution

	At February 28, 2014		At February 28, 2013
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$284,796	94.8%	$318,181	85.0%
Yellow	14,106	4.7	50,677	13.5
Red	1,589	0.5	5,562	1.5

Total	$300,491	100.0%	$374,420	100.0%

Portfolio composition by industry grouping at fair value

        The following table shows our portfolio composition by industry grouping at fair value at February 28, 2014 and February 28, 2013:

	At February 28, 2014		At February 28, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Business Services	$57,330	27.9%	$22,155	14.3%
Healthcare Services	23,810	11.6	12,400	8.0
Consumer Services	21,897	10.6	10,654	6.9
Software	21,738	10.5	—	—
Structured Finance Securities(1)	19,570	9.5	25,517	16.5
Food and Beverage	17,286	8.4	18,199	11.7
Automotive	10,621	5.2	14,805	9.5
Electronics	6,741	3.3	6,721	4.3
Metals	6,645	3.2	6,724	4.3
Consumer Products	6,118	3.0	13,727	8.9
Manufacturing	5,970	2.9	—	—
Environmental	5,249	2.5	2,992	1.9
Publishing	1,191	0.6	5,631	3.6
Building Products	901	0.4	267	0.2
Aerospace	344	0.2	3,500	2.3
Homebuilding	344	0.2	315	0.2
Education	90	0.0	292	0.2
Logistics	—	—	11,181	7.2

Total	$205,845	100.0%	$155,080	100.0%

(1)
Comprised of our investment in the subordinated notes of Saratoga CLO.

        The following table shows Saratoga CLO's portfolio composition by industry grouping at fair value at February 28, 2014 and February 28, 2013:

	At February 28, 2014		At February 28, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Healthcare	$37,896	12.6%	$40,502	10.8%
Business Equipment and Services	28,386	9.4	28,300	7.6
Chemicals/Plastics	26,345	8.8	28,817	7.7
Conglomerate	24,285	8.1	29,888	8.0
Industrial Equipment	24,143	8.0	21,864	5.8
Aerospace and Defense	20,465	6.8	20,914	5.6
Retailers (Except Food and Drugs)	15,314	5.1	19,050	5.1
Food Products	12,450	4.1	21,016	5.6
Drugs	11,873	4.0	18,226	4.9
Electronics/Electric	11,861	4.0	26,321	7.0
Automotive	10,279	3.4	10,625	2.8
Leisure Goods/Activities/Movies	8,990	3.0	8,879	2.4
Financial Intermediaries	8,138	2.7	20,199	5.4
Telecommunications	6,627	2.2	10,951	2.9
Utilities	5,830	1.9	9,932	2.6
Food Services	5,612	1.9	5,491	1.5
Insurance	5,517	1.8	6,648	1.8
Food/Drug Retailers	5,012	1.7	4,329	1.1
Nonferrous Metals/Minerals	4,328	1.4	5,187	1.4
Brokers/Dealers/Investment Houses	3,740	1.2	3,311	0.9
Building and Development	3,246	1.1	2,124	0.6
Publishing	2,913	1.0	5,657	1.5
Containers/Glass Products	2,906	1.0	2,009	0.5
Cable and Satellite Television	2,666	0.9	4,058	1.1
Oil & Gas	2,488	0.8	—	—
Telecommunications/Cellular	2,460	0.8	3,076	0.8
Broadcast Radio and Television	1,505	0.5	1,010	0.3
Computers & Electronics	1,479	0.5	—	—
Ecological Services and Equipment	1,241	0.4	753	0.2
Media	1,000	0.3	—	—
Gaming And Hotels	500	0.2	—	—
Lodging and Casinos	499	0.2	7,400	2.0
Leasing	497	0.2	—	—
Beverage and Tobacco	—	—	3,037	0.8
Home Furnishings	—	—	2,984	0.8
Steel	—	—	1,001	0.3
Clothing/Textiles	—	—	861	0.2

Total	$300,491	100.0%	$374,420	100.0%

Portfolio composition by geographic location at fair value

        The following table shows our portfolio composition by geographic location at fair value at February 28, 2014 and February 28, 2013. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	At February 28, 2014		At February 28, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Southeast	$83,161	40.4%	$70,476	45.4%
West	44,470	21.6	26,573	17.1
Midwest	41,453	20.1	18,469	11.9
Other(1)	19,570	9.5	25,517	16.5
Northeast	17,191	8.4	14,045	9.1

Total	$205,845	100.0%	$155,080	100.0%

(1)
Comprised of our investment in the subordinated notes of Saratoga CLO.

Results of operations

        Operating results for the fiscal years ended February 28, 2014, February 28, 2013 and February 29, 2012 are as follows:

	For the Year Ended
	February 28, 2014	February 28, 2013	February 29, 2012
	($ in thousands)
Total investment income	$22,893	$17,007	$13,512
Total expenses, net	13,772	9,979	7,811

Net investment income	9,121	7,028	5,701
Net realized gains (losses)	1,271	431	(12,186)
Net unrealized gains	(1,648)	7,143	19,760

Net increase in net assets resulting from operations	$8,744	$14,602	$13,275

  Investment income

        The composition of our investment income for the fiscal years ended February 28, 2014, February 28, 2013 and February 29, 2012 are as follows:

	February 28, 2014	February 28, 2013	February 29, 2012
	($ in thousands)
Interest from investments	$20,179	$14,444	$11,254
Management fees from Saratoga CLO	1,775	2,000	2,012
Interest from cash and cash equivalents and other income	939	563	246

Total	$22,893	$17,007	$13,512

        For the fiscal year ended February 28, 2014, total investment income increased $5.9 million, or 34.6% compared to the fiscal year ended February 28, 2013. Interest income from investments increased $5.7 million, or 39.7%, to $20.2 million for the year ended February 28, 2014 from $14.4 million for the fiscal year ended February 28, 2013. This reflects an increase of 32.7% in total investments to $205.8 million at February 28, 2014 from $155.1 million at February 28, 2013, while the weighted average current coupon remained relatively unchanged at 12.5%.

        For the fiscal year ended February 28, 2013, total investment income increased $3.5 million, or 25.9% compared to the fiscal year ended February 29, 2012. Interest income from investments increased $3.2 million, or 28.4%, to $14.4 million for the year ended February 28, 2013 from $11.2 million for the fiscal year ended February 29, 2012.

        For the fiscal year ended February 29, 2012, total investment income decreased $0.6 million, or 4.7% compared to the fiscal year ended February 28, 2011. Interest income from our investment in the subordinated notes of Saratoga CLO increased $0.9 million, or 27.4%, to $4.2 million for the year ended February 29, 2012 from $3.3 million for the fiscal year ended February 28, 2011.

        For the fiscal years ended February 28, 2014, February 28, 2013, and February 29, 2012, total PIK income was $0.9 million, $1.1 million, and $1.4 million, respectively.

        The Saratoga CLO was refinanced in October 2013. As a result, proceeds from principal payments in the loan portfolio of Saratoga CLO must now be used to paydown its outstanding notes. Thus, the management fee income and investment income that we will receive from Saratoga CLO will decline in future periods.

  Operating expenses

        The composition of our operating expenses for the years ended February 28, 2014, February 28, 2013 and February 29, 2012 are as follows:

Operating Expenses

	February 28, 2014	February 28, 2013	February 29, 2012
	($ in thousands)
Interest and credit facility expense	$6,084	$2,540	$1,298
Base management fees	3,327	2,107	1,618
Professional fees	1,212	1,191	1,455
Incentive management fees	691	2,045	1,257
Administrator expenses	1,000	1,000	1,000
Insurance expenses	443	516	579
Directors fees	205	207	209
General and administrative and other expenses	810	373	395

Total expenses	$13,772	$9,979	$7,811

        For the year ended February 28, 2014, total operating expenses before manager expense waiver and reimbursement increased $3.8 million, or 38.0% compared to the fiscal year ended February 28, 2013. For the year ended February 28, 2013, total operating expenses before manager expense waiver and reimbursement increased $2.2 million, or 27.8% compared to the fiscal year ended February 29, 2012.

        For the years ended February 28, 2014 and 2013, the increase in interest and credit facility expense is primarily attributable to an increase in outstanding debt during the year from the issuance of $48.3 million notes during the year ended February 28, 2013, and the increase of our SBA debentures during both years, respectively. For the year ended February 28, 2014, the weighted average interest rate on our outstanding indebtedness was 5.35% compared to 6.35% for the fiscal year ended February 28, 2013 and 7.50% for the fiscal year ended February 29, 2012. This decrease was primarily driven by increased SBA debentures that have a lower interest rate.

        For the year ended February 28, 2014, base management fees increased $1.2 million, or 57.9% compared to the fiscal year ended February 28, 2013. The increase in base management fees results from the increase in the average value of our total net assets from $108.7 million to $114.9 million as of February 28, 2013 and 2014, respectively. For the year ended February 28, 2013, base management fees increased $0.5 million, or 30.3% compared to the fiscal year ended February 29, 2012. The increase in base management fees results from the increase in the average value of our total net assets.

        For the year ended February 28, 2014, professional fees increased $0.02 million, or 1.8% compared to the fiscal year ended February 28, 2013. For the year ended February 28, 2013, professional fees decreased $0.3 million, or 18.2% compared to the fiscal year ended February 29, 2012.

        For the year ended February 28, 2014, incentive management fees decreased $1.4 million, or 66.2% compared to the fiscal year ended February 28, 2013. The decrease in incentive management fees is primarily attributable to the second part of the incentive fee accrual, with the year ending February 28, 2013 being an accrual of $1.0 million as compared to the year ending February 28, 2014 being a reversal of the accrual of $0.3 million. For the year ended February 28, 2013, incentive management fees increased $0.8 million, or 62.7% compared to the fiscal year ended February 29, 2012. The increase in incentive management fees is primarily attributable to an increase in accrued incentive fees related to net investment income.

        As discussed above, the increase in interest and credit facility expense for the years ended February 28, 2014, February 28, 2013 and February 29, 2012 is primarily attributable to an increase in the amount of outstanding debt as compared to the prior periods. For the years ended February 28, 2014, February 28, 2013 and February 29, 2012, the weighted average interest rate on the outstanding borrowings under the Credit Facility was 7.50%, 7.50% and 7.50%, respectively. For the years ended February 28, 2014 and February 28, 2013, the weighted average interest rate on the outstanding borrowings of the SBA debentures was 3.03% and 1.42%, respectively. There were no outstanding borrowings for the year ended February 29, 2012.

  Net realized gains/losses on sales of investments

        For the fiscal year ended February 28, 2014, the Company had $71.6 million of sales, repayments, exits or restructurings resulting in $1.3 million of net realized gains. The most significant realized gains and losses during the year ended February 28, 2014 were as follows:

Fiscal year ended February 28, 2014

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Penton Media, Inc.	First Lien Term Loan	$4,887	$4,681	$206
Sourcehov, LLC.	Second Lien Term Loan	3,030	2,659	371
Worldwide Express Operations, LLC	Warrants	128	—	128

        For the fiscal year ended February 28, 2013, the Company had $21.5 million of sales, repayments, exits or restructurings resulting in $0.6 million of net realized gains. The most significant realized gains and losses during the year ended February 28, 2013 were as follows:

Fiscal year ended February 28, 2013

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Grant US Holdings LLP	Second Lien Term Loan	$183	$—	$183
Energy Alloys LLC	Warrants	146	—	146

        For the fiscal year ended February 29, 2012, the Company had $33.6 million of sales, repayments, exits or restructurings resulting in $12.2 million of net realized losses. The most significant realized gains and losses during the year ended February 29, 2012 were as follows:

Fiscal year ended February 29, 2012

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Grant US Holdings LLP	Second Lien Term Loan	$—	$(6,348)	$(6,348)
Pracs Institute Ltd.	Second Lien Term Loan	—	(4,078)	(4,078)
Bankruptcy Management Solutions, Inc.	Second Lien Term Loan	223	(2,645)	(2,422)

  Net unrealized appreciation/depreciation on investments

        For the year ended February 28, 2014, our investments had a decrease in net unrealized depreciation of $1.6 million versus an increase in net unrealized appreciation of $7.0 million for the year ended February 28, 2013. The most significant cumulative changes in unrealized appreciation and depreciation for the year ended February 28, 2014, were the following:

Fiscal year ended February 28, 2014

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Saratoga CLO	Other/ Structured Finance Securities	$16,556	$19,570	$3,014	$(3,558)
Targus Holdings, Inc.	Common Stock	567	730	163	(2,595)
USS Parent Holding Corp.	Voting Common Stock	3,026	5,028	2,002	2,162
Group Dekko, Inc.	Second Lien Term Loan	6,902	6,741	(161)	(56)
Elyria Foundry Company, LLC	Senior Secured Notes	9,037	6,777	(2,260)	(2,259)

        For the year ended February 28, 2013, our investments had an increase in net unrealized appreciation of $7.0 million versus an increase in net unrealized appreciation of $19.8 million for the year ended February 29, 2012. The most significant cumulative changes in unrealized appreciation and depreciation for the year ended February 28, 2013, were the following:

Fiscal year ended February 28, 2013

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Saratoga CLO	Other/ Structured Finance Securities	$18,945	$25,517	$6,572	$4,266
Targus Holdings, Inc.	Common Stock	567	3,325	2,758	649
USS Parent Holding Corp.	Voting Common Stock	3,026	2,866	(160)	641
Group Dekko, Inc.	Second Lien Term Loan	6,825	6,721	(104)	464
Worldwide Express Operations, LLC	First Lien Term Loan	6,461	6,504	43	352
Penton Media, Inc.	First Lien Term Loan	4,497	4,670	173	798

        For the year ended February 29, 2012, our investments had an increase in net unrealized appreciation of $19.8 million versus an increase in net unrealized appreciation of $36.4 million for the year ended February 28, 2011. The most significant cumulative changes in unrealized appreciation and depreciation for the year ended February 29, 2012, were the following:

Fiscal year ended February 29, 2012

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Saratoga CLO	Other/ Structured Finance Securities	$23,541	$25,846	$2,305	$6,938
Targus Holdings, Inc.	Common Stock	567	2,676	2,109	206
USS Parent Holding Corp.	Voting Common Stock	3,026	2,225	(801)	603
Penton Media, Inc.	First Lien Term Loan	4,281	3,655	(626)	(534)

        The $6.9 million net unrealized appreciation in our investment in the Saratoga CLO subordinated notes was due to higher cash flow projections based on an increase in principal balance and an improvement in the overcollateralization ratios, a decrease in the assumed portfolio default rate (based on better than forecast actual default rates and improved default forecasts) and an improvement in reinvestment assumptions based on current market conditions and projections. In addition, for the year ended February 29, 2012 we had approximately $15.7 million of unrealized appreciation due to the reversal of prior period unrealized depreciation recorded upon the exit of certain investments including approximately $6.1 million related to Energy Alloys, L.L.C., $6.3 million related to Grant U.S. Holdings LLP., $2.3 million related to Bankruptcy Management Solutions and $1.1 million related to Pracs Institute, LTD.

  Changes in net assets resulting from operations

        For the fiscal years ended February 28, 2014, February 28, 2013 and February 29, 2012 we recorded a net increase in net assets resulting from operations of $8.7 million, $14.6 million, and $13.3 million, respectively. Based on 4,920,517 weighted average common shares outstanding as of

February 28, 2014, our per share net increase in net assets resulting from operations was $1.78 for the fiscal year ended February 28, 2014. This compares to a per share net increase in net assets resulting from operations of $3.55 for the fiscal year ended February 28, 2013 (based on 4,110,484 weighted average common shares outstanding as of February 28, 2013), and a per share net increase in net assets resulting from operations of $3.87 for the fiscal year ended February 29, 2012 (based on 3,434,345 weighted average common shares outstanding as of February 29, 2012). These increases do not reflect the impact of the payment of any dividends.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

        We intend to continue to generate cash primarily from cash flows from operations, including interest earned from our investments in debt in middle market companies, interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, future borrowings and future offerings of securities.

        Although we expect to fund the growth of our investment portfolio through the net proceeds from SBA debenture drawdowns and future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our plans to raise capital will be successful. In this regard, because our common stock has historically traded at a price below our current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we have been and may continue to be limited in our ability to raise equity capital. Our stockholders approved a proposal at our annual meeting of stockholders held on September 26, 2013 that authorizes us to sell shares of our common stock at an offering price per share to investors that is not less than 85% of our then current net asset value per share in one or more offerings for a period ending on the earlier of September 26, 2014 or the date of our next annual meeting of stockholders. We would need stockholder approval of a similar proposal to issue shares below net asset value per share at any time after the earlier of September 26, 2014 or our next annual meeting of stockholders.

        In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the distribution requirement applicable to RICs under Subchapter M of the Code. In satisfying this distribution requirement, we have in the past relied on IRS issued private letter rulings concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20% of the aggregate declared distribution. We may rely on these IRS private letter rulings in future periods to satisfy our RIC distribution requirement.

        Also, as a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. Our asset coverage ratio, as defined in the 1940 Act, was 338.1% as of February 28, 2014 and 547.3% as of February 28, 2013. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and other debt-related markets, which may or may not be available on favorable terms, if at all.

        Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. Also, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

  Madison revolving credit facility

        Below is a summary of the terms of the senior secured revolving credit facility we entered into with Madison Capital Funding (the "Credit Facility") on June 30, 2010.

        Availability.    The Company can draw up to the lesser of (i) $40.0 million (the "Facility Amount") and (ii) the product of the applicable advance rate (which varies from 50.0% to 75.0% depending on the type of loan asset) and the value, determined in accordance with the Credit Facility (the "Adjusted Borrowing Value"), of certain "eligible" loan assets pledged as security for the loan (the "Borrowing Base"), in each case less (a) the amount of any undrawn funding commitments the Company has under any loan asset and which are not covered by amounts in the Unfunded Exposure Account referred to below (the "Unfunded Exposure Amount") and (b) outstanding borrowings. Each loan asset held by the Company as of the date on which the Credit Facility was closed was valued as of that date and each loan asset that the Company acquires after such date will be valued at the lowest of its fair value, its face value (excluding accrued interest) and the purchase price paid for such loan asset. Adjustments to the value of a loan asset will be made to reflect, among other things, changes in its fair value, a default by the obligor on the loan asset, insolvency of the obligor, acceleration of the loan asset, and certain modifications to the terms of the loan asset.

        The Credit Facility contains limitations on the type of loan assets that are "eligible" to be included in the Borrowing Base and as to the concentration level of certain categories of loan assets in the Borrowing Base such as restrictions on geographic and industry concentrations, asset size and quality, payment frequency, status and terms, average life, and collateral interests. In addition, if an asset is to remain an "eligible" loan asset, the Company may not make changes to the payment, amortization, collateral and certain other terms of the loan assets without the consent of the administrative agent that will either result in subordination of the loan asset or be materially adverse to the lenders.

        Collateral.    The Credit Facility is secured by substantially all of the assets of the Company (other than assets held by our SBIC subsidiary) and includes the subordinated notes ("CLO Notes") issued by Saratoga CLO and the Company's rights under the CLO Management Agreement (as defined below).

        Interest Rate and Fees.    Under the Credit Facility, funds are borrowed from or through certain lenders at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company's option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company pays the lenders a commitment fee of 0.75% per year on the unused amount of the Credit Facility for the duration of the Revolving Period (defined below). Accrued interest and commitment fees are payable monthly. The Company was also obligated to pay certain other fees to the lenders in connection with the closing of the Credit Facility.

        Revolving Period and Maturity Date.    The Company may make and repay borrowings under the Credit Facility for a period of three years following the closing of the Credit Facility (the "Revolving Period"). The Revolving Period may be terminated at an earlier time by the Company or, upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the Credit Facility are due and payable in full five years after the end of the Revolving Period.

        Collateral Tests.    It is a condition precedent to any borrowing under the Credit Facility that the principal amount outstanding under the Credit Facility, after giving effect to the proposed borrowings, not exceed the lesser of the Borrowing Base or the Facility Amount (the "Borrowing Base Test"). In

addition to satisfying the Borrowing Base Test, the following tests must also be satisfied (together with Borrowing Base Test, the "Collateral Tests"):

  •
  Interest Coverage Ratio.  The ratio (expressed as a percentage) of interest collections with respect to pledged loan assets, less certain fees and expenses relating to the Credit Facility, to accrued interest and commitment fees and any breakage costs payable to the lenders under the Credit Facility for the last 6 payment periods must equal at least 175.0%.

  •
  Overcollateralization Ratio.  The ratio (expressed as a percentage) of the aggregate Adjusted Borrowing Value of "eligible" pledged loan assets plus the fair value of certain ineligible pledged loan assets and the CLO Notes (in each case, subject to certain adjustments) to outstanding borrowings under the Credit Facility plus the Unfunded Exposure Amount must equal at least 200.0%.

  •
  Weighted Average FMV Test.  The aggregate adjusted or weighted value of "eligible" pledged loan assets as a percentage of the aggregate outstanding principal balance of "eligible" pledged loan assets must be equal to or greater than 72.0% and 80.0% during the one-year periods prior to the first and second anniversary of the closing date, respectively, and 85.0% at all times thereafter.

        The Credit Facility also requires payment of outstanding borrowings or replacement of pledged loan assets upon the Company's breach of its representation and warranty that pledged loan assets included in the Borrowing Base are "eligible" loan assets. Such payments or replacements must equal the lower of the amount by which the Borrowing Base is overstated as a result of such breach or any deficiency under the Collateral Tests at the time of repayment or replacement. Compliance with the Collateral Tests is also a condition to the discretionary sale of pledged loan assets by the Company.

        Priority of Payments.    During the Revolving Period, the priority of payments provisions of the Credit Facility require, after payment of specified fees and expenses and any necessary funding of the Unfunded Exposure Account, that collections of principal from the loan assets and, to the extent that these are insufficient, collections of interest from the loan assets, be applied on each payment date to payment of outstanding borrowings if the Borrowing Base Test, the Overcollateralization Ratio and the Interest Coverage Ratio would not otherwise be met. Similarly, following termination of the Revolving Period, collections of interest are required to be applied, after payment of certain fees and expenses, to cure any deficiencies in the Borrowing Base Test, the Interest Coverage Ratio and the Overcollateralization Ratio as of the relevant payment date.

        Reserve Account.    The Credit Facility requires the Company to set aside an amount equal to the sum of accrued interest, commitment fees and administrative agent fees due and payable on the next succeeding three payment dates (or corresponding to three payment periods). If for any monthly period during which fees and other payments accrue, the aggregate Adjusted Borrowing Value of "eligible" pledged loan assets which do not pay cash interest at least quarterly exceeds 15.0% of the aggregate Adjusted Borrowing Value of "eligible" pledged loan assets, the Company is required to set aside such interest and fees due and payable on the next succeeding six payment dates. Amounts in the reserve account can be applied solely to the payment of administrative agent fees, commitment fees, accrued and unpaid interest and any breakage costs payable to the lenders.

        Unfunded Exposure Account.    With respect to revolver or delayed draw loan assets, the Company is required to set aside in a designated account (the "Unfunded Exposure Account") 100.0% of its outstanding and undrawn funding commitments with respect to such loan assets. The Unfunded Exposure Account is funded at the time the Company acquires a revolver or delayed draw loan asset and requests a related borrowing under the Credit Facility. The Unfunded Exposure Account is funded through a combination of proceeds of the requested borrowing and other Company funds, and if for any reason such amounts are insufficient, through application of the priority of payment provisions described above.

        Operating Expenses.    The priority of payments provision of the Credit Facility provides for the payment of certain operating expenses of the Company out of collections on principal and interest during the Revolving Period and out of collections on interest following the termination of the Revolving Period in accordance with the priority established in such provision. The operating expenses payable pursuant to the priority of payment provisions is limited to $350,000 for each monthly payment date or $2.5 million for the immediately preceding period of twelve consecutive monthly payment dates. This ceiling can be increased by the lesser of 5.0% or the percentage increase in the fair market value of all the Company's assets only on the first monthly payment date to occur after each one-year anniversary following the closing of the Credit Facility. Upon the occurrence of a Manager Event (described below), the consent of the administrative agent is required in order to pay operating expenses through the priority of payments provision.

        Events of Default.    The Credit Facility contains certain negative covenants, customary representations and warranties and affirmative covenants and events of default. The Credit Facility does not contain grace periods for breach by the Company of certain covenants, including, without limitation, preservation of existence, negative pledge, change of name or jurisdiction and separate legal entity status of the Company covenants and certain other customary covenants. Other events of default under the Credit Facility include, among other things, the following:

  •
  an Interest Coverage Ratio of less than 150.0%;

  •
  an Overcollateralization Ratio of less than 175.0%;

  •
  the filing of certain ERISA or tax liens;

  •
  the occurrence of certain "Manager Events" such as:

  •
  failure by Saratoga Investment Advisors and its affiliates to maintain collectively, directly or indirectly, a cash equity investment in the Company in an amount equal to at least $5,000,000 at any time prior to the third anniversary of the closing date;

  •
  failure of the Management Agreement between Saratoga Investment Advisors and the Company to be in full force and effect;

  •
  indictment or conviction of Saratoga Investment Advisors or any "key person" for a felony offense, or any fraud, embezzlement or misappropriation of funds by Saratoga Investment Advisors or any "key person" and, in the case of "key persons," without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed to replace such key person within 30 days;

  •
  resignation, termination, disability or death of a "key person" or failure of any "key person" to provide active participation in Saratoga Investment Advisors' daily activities, all without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed within 30 days; or

  •
  occurrence of any event constituting "cause" under the Collateral Management Agreement between the Company and Saratoga CLO (the "CLO Management Agreement"), delivery of a notice under Section 12(c) of the CLO Management Agreement with respect to the removal of the Company as collateral manager or the Company ceases to act as collateral manager under the CLO Management Agreement.

        Conditions to Acquisitions and Pledges of Loan Assets.    The Credit Facility imposes certain additional conditions to the acquisition and pledge of additional loan assets. Among other things, the Company may not acquire additional loan assets without the prior written consent of the administrative agent until such time that the administrative agent indicates in writing its satisfaction with Saratoga Investment Advisors' policies, personnel and processes relating to the loan assets.

        Fees and Expenses.    The Company paid certain fees and reimbursed Madison Capital Funding for the aggregate amount of all documented, out-of-pocket costs and expenses, including the reasonable fees and expenses of lawyers, incurred by Madison Capital Funding in connection with the Credit Facility and the carrying out of any and all acts contemplated thereunder up to and as of the date of closing of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates. These amounts totaled $2.0 million.

        On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

  •
  expand the borrowing capacity under the credit facility from $40.0 million to $45.0 million;

  •
  extend the Revolving Period from July 30, 2013 to February 24, 2015; and

  •
  remove the condition that we may not acquire additional loan assets without the prior written consent of the administrative agent.

        As of February 28, 2014, we had no outstanding balance under the Credit Facility and $50.0 million SBA-guaranteed debentures outstanding (which are discussed below). Our borrowing base under the Credit Facility was $44.6 million at February 28, 2014.

        Our asset coverage ratio, as defined in the 1940 Act, was 338.1% and 547.3% for the years ended February 28, 2014 and February 28, 2013, respectively.

  SBA-guaranteed debentures

        In addition, we, through a wholly-owned subsidiary, sought and obtained a license from the SBA to operate an SBIC. In this regard, on March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

        The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

        SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of February 28, 2014, our SBIC subsidiary had $32.0 million in regulatory capital and $50.0 million SBA-guaranteed debentures outstanding.

        We received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

  Unsecured notes

        In May 2013, we issued $48.3 million in aggregate principal amount of our 7.50% unsecured notes due 2020 for net proceeds of $46.1 million after deducting underwriting commissions of $1.9 million and offering costs of $0.3 million. The proceeds included the underwriters' full exercise of their overallotment option. Interest on these notes is paid quarterly in arrears on February 15, May 15, August 15 and November 15, at a rate of 7.50% per year, beginning August 15, 2013. The notes mature on May 31, 2020 and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2016. In connection with the issuance of the notes, we agreed to the following covenants for the period of time during which the notes are outstanding:

  •
  we will not violate (whether or not we are subject to) Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.

  •
  we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Currently these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

The Notes are listed on the NYSE under the trading symbol "SAQ" with a par value of $25.00 per share.

        At February 28, 2014 and February 28, 2013, the fair value of investments, cash and cash equivalents and cash and cash equivalents, securitization accounts were as follows:

	At February 28, 2014		At February 28, 2013
	Fair Value	Percent of Total	Fair Value	Percent of Total
	($ in thousands)
Cash and cash equivalents	$3,294	1.6%	$149	0.1%
Cash and cash equivalents, securitization accounts	3,293	1.6	12,086	7.2
Middle market loans	32,390	15.2	—	—
First lien term loans	80,246	37.8	83,792	50.1
Second lien term loans	27,804	13.1	9,571	5.7
Senior secured notes	30,032	14.1	23,305	13.9
Unsecured notes	5,471	2.6	4,874	2.9
Structured finance securities	19,570	9.2	25,517	15.3
Equity Interest	10,332	4.8	8,021	4.8

Total	$212,432	100.0%	$167,315	100.0%

        On October 30, 2013, our board of directors declared a dividend of $2.65 per share payable on December 27, 2013, to common stockholders of record on November 13, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share.

        Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock, or 13.7% of our outstanding common stock prior to the dividend payment. . The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.439 per share, which equaled the volume weighted average trading price per share of the common stock on December 11, 13, and 16, 2013.

        On November 9, 2012, our board of directors declared a dividend of $4.25 per share payable on December 31, 2012, to common stockholders of record on November 20, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share.

        Based on shareholder elections, the dividend consisted of $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.444 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17 and 19, 2012.

        On November 15, 2011, our board of directors declared a dividend of $3.00 per share payable on December 30, 2011, to common stockholders of record on November 25, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.0 million or $0.60 per share.

        Based on shareholder elections, the dividend consisted of $2.0 million in cash and 599,584 shares of common stock, or 18.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.117067 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

        On November 12, 2010, our board of directors declared a dividend of $4.40 per share to shareholders payable in cash or shares of our common stock, in accordance with the provisions of the IRS Revenue Procedure 2010-12, which allows a publicly-traded regulated investment company to satisfy its distribution requirements with a distribution paid partly in common stock provided that at least 10.0% of the distribution is payable in cash. The dividend was paid on December 29, 2010 to common shareholders of record on November 19, 2010.

        Based on shareholder elections, the dividend consisted of $1.2 million in cash and 596,235 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010.

        On November 13, 2009, our board of directors declared a dividend of $18.25 per share payable on December 31, 2009, to common stockholders of record on November 25, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $0.25 per share.

        Based on shareholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 shares of common stock, or 104.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $1.5099 per share, which equaled the volume weighted average trading price per share of the common stock on December 24 and 28, 2009.

        We cannot provide any assurance that these measures will provide sufficient sources of liquidity to support our operations and growth.

  Contractual obligations

        The following table shows our payment obligations for repayment of debt and other contractual obligations at February 28, 2014:

		Payment Due by Period
	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$98,300	$—	$—	$—	$98,300

Off-balance sheet arrangements

        The Company's off-balance sheet arrangements consisted of $12.2 million and $0.0 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of February 28, 2014 and 2013, respectively. Such commitments are generally up to the Company's discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company's Consolidated Statement of Assets and Liabilities and are not reflected in the Company's Consolidated Statements of Assets and Liabilities.

Recent Developments

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of February 28/29 for the fiscal years indicated in the table, unless otherwise noted. Ernst & Young LLP's report on the table, as of February 28, 2014, is attached as an exhibit to the registration statement of which this prospectus is a part. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources" for more detailed information regarding the senior securities.

Class and Year(1)(2)	Total Amount Outstanding Exclusive of Treasury Securities(3)	Asset Coverage per Unit(4)	Involuntary Liquidating Preference per Share(5)	Average Market Value per Share(6)
(in thousands)
Credit Facility with Madison Capital Funding
Fiscal year 2014(7)	$—	$3,379	—	N/A
Fiscal year 2013	$24,300	$5,473	—	N/A
Fiscal year 2012 (as of February 29, 2012)	$20,000	$5,869	—	N/A
Fiscal year 2011 (as of February 28, 2011)	$4,500	$20,127	—	N/A
Fiscal year 2010 (as of February 28, 2010)	$—	$—	—	N/A
Fiscal year 2009 (as of February 28, 2009)	$—	$—	—	N/A
Fiscal year 2008 (as of February 29, 2008)	$—	$—	—	N/A
Fiscal year 2007 (as of February 28, 2007)	$—	$—	—	—
7.50% Notes due 2020
Fiscal year 2014(7)	$48,300	$3,379	—	$25.18
Fiscal year 2013	$—	$—	—	N/A
Fiscal year 2012 (as of February 29, 2012)	$—	$—	—	N/A
Fiscal year 2011 (as of February 28, 2011)	$—	$—	—	N/A
Fiscal year 2010 (as of February 28, 2010)	$—	$—	—	N/A
Fiscal year 2009 (as of February 28, 2009)	$—	$—	—	N/A
Fiscal year 2008 (as of February 29, 2008)	$—	$—	—	N/A
Fiscal year 2007 (as of February 28, 2007)	$—	$—	—	—

(1)
We have excluded our SBA-guaranteed debentures from this table because the SEC has granted us exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

(2)
This table does not include the senior securities of our predecessor entity, GSC Investment Corp., relating to a revolving securitized credit facility with Deutsche Bank, in light of the fact that the Company was under different management during the time that such credit facility was outstanding.

(3)
Total amount of senior securities outstanding at the end of the period presented.

(4)
Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness, calculated on a total basis.

(5)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(6)
Not applicable for credit facility because not registered for public trading.

(7)
Total amount outstanding as of February 28, 2014, including our SBA-guaranteed debentures, was $98.3 million.

 BUSINESS

General

        We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, which we define as companies having annual EBITDA (earnings before interest, taxes, depreciation and amortization) of $5 million and $50 million, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

        Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. Term loans are loans that do not allow the borrowers to repay all or a portion of the loans prior to maturity and then re-borrow such repaid amounts under the loan again. We also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company.

        While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30.0% of our portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, including securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

        As of February 28, 2014, we had total assets of $219.2 million and investments in 37 portfolio companies and an additional investment in the subordinated notes of one collateralized loan obligation fund, Saratoga Investment Corp. CLO 2013-1, Ltd. ("Saratoga CLO"), which investment had a fair value of $19.6 million as of February 28, 2014. The overall portfolio composition as of February 28, 2014 consisted of 15.7% of middle market loans, 39.0% of first lien term loans, 13.5% of second lien term loans, 14.6% of senior secured notes, 2.7% of unsecured notes, 9.5% of subordinated notes of Saratoga CLO and 5.0% of common equity. As of February 28, 2014 the weighted average yield on all of our debt investments, including our investment in the subordinated notes of Saratoga CLO, was approximately 11.8%. As of February 28, 2014, approximately 99% of our first lien debt investments were fully collateralized in the sense that the portfolio companies in which we held such investments had an enterprise value or our investment had an asset coverage equal to or greater than the principal amount of the related debt investment. Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at February 28, 2014, was composed of $301.3 million in aggregate principal amount of predominantly senior secured first lien term loans. A first loss position means that we will suffer the first economic losses if losses are incurred on loans held by the Saratoga CLO. As a result, this investment is subject to unique risks. See Part I, Item 1A. "Risk Factors—Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility."

        We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). As a BDC, we are required to comply with various regulatory requirements, including limitations on our use of debt. We finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after such borrowing. Pursuant to the 200.0% asset coverage ratio limitation, we are permitted to borrow one dollar to make investments for every dollar we have in assets less all liabilities and indebtedness not represented by preferred stock or debt securities issued by us or loans obtained by us so that for every one dollar of outstanding indebtedness we have two dollars of assets.

        We have elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

        In addition, we have a wholly-owned subsidiary that is licensed as a small business investment company ("SBIC") and regulated by the Small Business Administration ("SBA"). See "Item 1. Business—Regulation—Small Business Investment Company Regulations." The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission ("SEC") to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the 200.0% asset coverage ratio we are required to maintain under the 1940 Act. This allows us increased flexibility under the 200.0% asset coverage test by permitting us to borrow up to $150.0 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Corporate History and Information

        We commenced operations, at the time known as GSC Investment Corp., on March 23, 2007 and completed an initial public offering of shares of common stock on March 28, 2007. Prior to July 30, 2010, we were externally managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, we engaged Saratoga Investment Advisors ("SIA") to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

        The recapitalization transaction consisted of (i) the private sale of 986,842 shares of our common stock for $15.0 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates and (ii) the entry into a $40.0 million senior secured revolving credit facility with Madison Capital Funding LLC (the "Credit Facility"). We used the net proceeds from the private sale of shares of our common stock and a portion of the funds available to us under the Credit Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank AG, New York Branch. Specifically, in July 2009, we had exceeded permissible borrowing limits under the revolving securitized credit facility with Deutsche Bank, which resulted in an event of default under the revolving securitized credit facility. As a result of the event of default, Deutsche Bank had the right to accelerate repayment of the outstanding indebtedness under the revolving securitized credit facility and to foreclose and liquidate the collateral pledged under the revolving securitized credit facility. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010. In January 2011, we registered for public resale by Saratoga Investment Advisors and certain of its affiliates the 986,842 shares of our common stock issued to them in the recapitalization.

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received an SBIC license from the SBA.

        Our corporate offices are located at 535 Madison Avenue, New York, New York 10022. Our telephone number is (212) 906-7800. We maintain a website on the Internet at www.saratogainvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Saratoga Investment Advisors

General

        Our investment adviser was formed in 2010 as a Delaware limited liability company and became our investment adviser in July 2010. Our investment adviser is led by four principals, Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby, and Charles G. Phillips, with 26, 24, 27 and 17 years of experience in leveraged finance, respectively. Our investment adviser is affiliated with Saratoga Partners, a middle market private equity investment firm. Saratoga Partners was established in 1984 to be the middle market private investment arm of Dillon Read & Co. Inc. and has been independent of Dillon Read since 1998. Saratoga Partners has a 28-year history of private investments in middle market companies and focuses on public and private equity, preferred stock, and senior and mezzanine debt investments.

Our Relationship with Saratoga Investment Advisors

        We utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

        We have entered into an investment advisory and management agreement (the "Management Agreement") with Saratoga Investment Advisors. Pursuant to the 1940 Act, the initial term of the Management Agreement was for two years from its effective date of July 30, 2010, with automatic, one-year renewals, subject to approval by our board of directors, a majority of whom must be our independent directors. On July 15, 2013, our board of directors approved the renewal of the Management Agreement for an additional one-year term at an in-person meeting. Pursuant to the Management Agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

        Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee must unanimously approve all investments in excess of $1.0 million made by us. In addition, all sales of our investments must be approved by all four of our investment committee members. The current members of the investment committee are Messrs. Oberbeck, Grisius, Inglesby, and Phillips.

        We pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets which includes assets purchased with borrowed funds but excludes cash and cash equivalents. As a result, Saratoga Investment Advisors will benefit as we incur debt or use leverage to purchase assets. Our board of directors will monitor the conflicts presented by this compensation structure by approving the amount of leverage that we may incur.

        In addition to the base management fee, we pay Saratoga Investment Advisors an incentive fee which consists of two parts. First, we pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee income does not exceed a fixed "hurdle rate" of 1.875% per quarter (7.5% annualized); and

  •
  100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized) is payable to the investment adviser. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.344%) as the "catch-up." The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20.0% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.344% in any fiscal quarter. Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, our investment adviser was only entitled to 20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeded 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision; and

  •
  20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all pre-incentive fee net investment income thereafter is allocated to the investment adviser).

        Pre-incentive fee net investment income means interest income, dividend income and other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) earned during the calendar quarter, minus our operating expenses for the quarter.

        The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20.0% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20.0% of incentive fee capital gains that arise after May 31, 2010. In addition, for the purpose of the "incentive fee capital gains" calculations, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

        We have also entered into a separate administration agreement with Saratoga Investment Advisors pursuant to which Saratoga Investment Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. The administration agreement has an initial term of two years from its effective date of July 30, 2010, with automatic one-year renewals, subject to approval by our board of directors, a majority of whom must be our independent directors. On July 15, 2013, our board of directors approved the renewal of the Administration Agreement for an additional one-year term and determined to maintain the cap on the payment or reimbursement of expenses by us thereunder to $1.0 million for the additional one-year term. Under the administration agreement, Saratoga Investment Advisors also performs, or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. Payments under the administration agreement will be equal to an amount based upon the allocable portion of Saratoga Investment Advisors' overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs relating to the performance of services under the administration agreement.

Investments

        Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. Investments in middle market companies are generally less liquid than equivalent investments in companies with larger capitalizations. These investments are sourced in both the primary and secondary markets through a network of relationships with commercial and investment banks, commercial finance companies and financial sponsors. The leveraged loans that we purchase are generally used to finance buyouts, acquisitions, growth, recapitalizations and other types of transactions. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. For a discussion of the risks pertaining to our secured investments, see Part I, Item 1A. "Risk Factors—Our investments may be risky, and you could lose all or part of your investment."

        As part of our long-term strategy, we also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. See Part I, Item 1A. "Risk Factors—If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness."

        Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies or, if not rated, would be rated below investment grade if rated, which are often referred to as "junk." As of February 28, 2014, 40.1% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, 59.9% of our debt investments at February 28, 2014, had variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate. As a result, significant increases in such benchmarks in the future may make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70.0% of our total assets in assets of the type listed in section 55(a) of the 1940 Act, including securities of U.S. operating companies whose securities are not listed on a national securities exchange (i.e., New York Stock Exchange, NYSE MKT and The NASDAQ Stock Market), U.S. operating companies with listed securities that have market capitalizations of less than $250.0 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less, which we refer to as "qualifying assets".

        While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30.0% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

  Leveraged loans

        Our leveraged loan portfolio is comprised primarily of first lien and second lien term loans. First lien term loans are secured by a first priority perfected security interest on all or substantially all of the assets of the borrower and typically include a first priority pledge of the capital stock of the borrower. First lien term loans hold a first priority with regard to right of payment. Generally, first lien term loans offer floating rate interest payments, have a stated maturity of five to seven years, and have a fixed amortization schedule. First lien term loans generally have restrictive financial and negative covenants. Second lien term loans are secured by a second priority perfected security interest on all or substantially all of the assets of the borrower and typically include a second priority pledge of the capital stock of the borrower. Second lien term loans hold a second priority with regard to right of payment. Second lien term loans offer either floating rate or fixed rate interest payments, generally have a stated maturity of five to eight years, and may or may not have a fixed amortization schedule. Second lien term loans that do not have fixed amortization schedules require payment of the principal amount of the loan upon the maturity date of the loan. Second lien term loans have less restrictive financial and negative covenants than those that govern first lien term loans.

  Mezzanine debt

        Mezzanine debt usually ranks subordinate in priority of payment to senior debt and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Mezzanine debt typically has fixed rate interest payments and a stated maturity of six to eight years and does not have fixed amortization schedules.

        In some cases, our debt investments may provide for a portion of the interest payable to be paid-in-kind interest ("PIK"). To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation.

  Equity Investments

        Equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidation and dividends. In some cases, we may acquire common equity. In general, our equity investments are not control-oriented investments and we expect that in many cases we will acquire equity securities as part of a group of private equity investors in which we are not the lead investor.

  Opportunistic Investments

        Opportunistic investments may include investments in distressed debt, which may include securities of companies in bankruptcy, debt and equity securities of public companies that are not thinly traded, emerging market debt, structured finance vehicles such as collateralized loan obligation funds and debt of middle market companies located outside the United States.

        In January 2008, we purchased for $30.0 million all of the outstanding subordinated notes of Saratoga CLO, a collateralized loan obligation fund managed by us that invests primarily in leveraged loans. As of February 28, 2014, the Saratoga CLO portfolio consisted of $301.3 million in aggregate principal amount of primarily senior secured first lien term loans to 148 obligors with an average obligor exposure of $2.0 million and $8.0 million in uninvested cash. The weighted average maturity of the portfolio is 4.5 years.

  Prospective portfolio company characteristics

        Our investment adviser generally selects portfolio companies with one or more of the following characteristics:

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  a history of generating stable earnings and strong free cash flow;

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  well-constructed balance sheets, including an established tangible liquidation value;

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  reasonable debt-to-cash flow multiples;

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  industry leadership with competitive advantages and sustainable market shares in attractive sectors; and

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  capital structures that provide appropriate terms and reasonable covenants.

  Investment selection

        In managing us, Saratoga Investment Advisors employs the same investment philosophy and portfolio management methodologies used by Saratoga Partners. Through this investment selection process, based on quantitative and qualitative analysis, Saratoga Investment Advisors seeks to identify portfolio companies with superior fundamental risk-reward profiles and strong, defensible business franchises with the goal of minimizing principal losses while maximizing risk-adjusted returns. Saratoga Investment Advisors' investment process emphasizes the following:

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  bottoms-up, company-specific research and analysis;

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  capital preservation, low volatility and minimization of downside risk; and

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  investing with experienced management teams that hold meaningful equity ownership in their businesses.

        Our investment adviser's investment process generally includes the following steps:

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  Initial screening. A brief analysis identifies the investment opportunity and reviews the merits of the transaction. The initial screening memorandum provides a brief description of the company, its industry, competitive position, capital structure, financials, equity sponsor and deal economics. If the deal is determined to be attractive by the senior members of the deal team, the opportunity is fully analyzed.

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  Full analysis. A full analysis includes:

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  Business and Industry analysis—a review of the company's business position, competitive dynamics within its industry, cost and growth drivers and technological and geographic factors. Business and industry research often includes meetings with industry experts, consultants, other investors, customers and competitors.

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  Company analysis—a review of the company's historical financial performance, future projections, cash flow characteristics, balance sheet strength, liquidation value, legal, financial and accounting risks, contingent liabilities, market share analysis and growth prospects.

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  Structural/security analysis—a thorough legal document analysis including but not limited to an assessment of financial and negative covenants, events of default, enforceability of liens and voting rights.

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  Approval of the investment committee. The investment is then presented to the investment committee for approval. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by all four of our investment committee members. The members of our investment committee are Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby, and Charles G. Phillips.

  Investment structure

        In general, our Investment Adviser intends to select investments with financial covenants and terms that reduce leverage over time, thereby enhancing credit quality. These methods include:

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  maintenance leverage covenants requiring a decreasing ratio of debt to cash flow;

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  maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and

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  debt incurrence prohibitions, limiting a company's ability to re-lever.

        In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without our consent.

        Our investment adviser seeks, where appropriate, to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  requiring companies to use a portion of their excess cash flow to repay debt;

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  selecting investments with covenants that incorporate call protection as part of the investment structure; and

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  selecting investments with affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

  Valuation process

        We carry our investments at fair value in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), as approved in good faith using written policies and procedures adopted by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and an independent valuation firm engaged by our board of directors that independently values approximately one quarter of these valuations each quarter. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        Our investment in the subordinated notes of Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for Saratoga CLO's valuation. The Intex cash flow models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows from our investment in Saratoga CLO) to perform a discounted cash flows analysis on expected future cash flows from our investment in Saratoga CLO to determine a valuation for the subordinated notes of Saratoga CLO held by us.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

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  each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

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  an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  the audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

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  our board of directors discusses the valuations and approves the fair value of each investment in good faith based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

  Ongoing relationships with and monitoring of portfolio companies

        Saratoga Investment Advisors will closely monitor each investment we make and, when appropriate, will conduct a regular dialogue with both the management team and other debtholders and seek specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Investment Advisors may take board seats or board observation seats.

Distributions

        Our distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Any such distributions generally will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to our dividend reinvestment plan. Prior to January 2009, we paid quarterly dividends to our stockholders. However, in January 2009, we suspended the practice of paying quarterly dividends to our stockholders and have only paid five dividend distributions (December 2013, 2012, 2011, 2010 and 2009) to our stockholders since such time, which distributions were made with a combination of cash and the issuance of shares of our common stock as discussed more fully below.

        In order to maintain our qualification as a RIC, we must for each fiscal year distribute an amount equal to at least 90.0% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, we will be subject to federal excise taxes to the extent we do not distribute during the calendar year at least (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. For the 2013 calendar year, we made distributions sufficient such that we did not incur any federal excise taxes. We may elect to withhold from distribution a portion of our ordinary income for the 2014 calendar year and/or portion of the capital gains in excess of capital losses realized during the one year period ending October 31, 2014, if any, and, if we do so, we would expect to incur federal excise taxes as a result.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends.

        We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20.0% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Competition

        Our primary competitors in providing financing to private middle market companies include public and private investment funds (including private equity funds, mezzanine funds, BDCs and SBICs), commercial and investment banks and commercial financing companies. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than us. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which may allow them to consider a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. For additional information concerning the competitive risks we face, please see Part I, Item 1A, "Risk Factors—We operate in a highly competitive market for investment opportunities."

Staffing

        We do not currently have any employees and do not expect to have any employees in the future. Services necessary for our business are provided by individuals who are employees of Saratoga Investment Advisors, pursuant to the terms of the Management Agreement and the administration agreement. For a discussion of the Management Agreement, see "Business—Investment Advisory and Management Agreement" below. We reimburse Saratoga Investment Advisors for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs, subject to certain limitations. For a discussion of the administration agreement, see "Business—Administration Agreement" below.

OUR PORTFOLIO COMPANIES

        The following table sets forth certain information as of February 28, 2014 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 28, 2014

Company(a)	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—162.1%(b)
PATS Aircraft, LLC	Aerospace	Common Stock	51,813	89,636	89,636	0.1%
PATS Aircraft, LLC	Aerospace	First Lien Term Loan 8.50% Cash, 10/6/2016	$254,598	254,598	254,598	0.2%

		Total Aerospace		344,234	344,234	0.3%

National Truck Protection Co., Inc.(d)(g)	Automotive	Common Stock	1,116	1,000,000	1,152,531	1.0%
National Truck Protection Co., Inc.(d)	Automotive	First Lien Term Loan 15.50% Cash, 9/13/2018	$8,250,000	8,250,000	8,250,000	7.2%
Take 5 Oil Change, L.L.C.(d)(g)	Automotive	Common Stock	7,128	712,800	1,217,747	1.1%

		Total Automotive		9,962,800	10,620,278	9.3%

Legacy Cabinets Holdings(d)(g)	Building Products	Common Stock Voting A-1	2,535	220,900	552,351	0.5%
Legacy Cabinets Holdings(d)(g)	Building Products	Common Stock Voting B-1	1,600	139,424	348,624	0.3%

		Total Building Products		360,324	900,975	0.8%

ARSloane Acquistion, LLC	Business Services	First Lien Term Loan 7.50% Cash, 10/1/2019	$997,500	988,200	1,004,981	0.9%
BMC Software, Inc.(d)	Business Services	First Lien Term Loan 5.00% Cash, 9/10/2020	$6,000,000	5,943,801	6,013,800	5.2%
Dispensing Dynamics International(d)	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$7,000,000	6,882,278	7,525,000	6.5%
Easy Ice, LLC(d)	Business Services	First Lien Term Loan 14.00% (11.00% Cash 3.00% PIK), 3/29/2018	$7,507,024	7,387,970	7,507,024	6.5%
Emily Street Enterprises, L.L.C.(d)	Business Services	Senior Secured Note 12.00% (11.00% Cash/1.00% PIK), 12/28/2017	$5,767,983	5,680,703	5,767,983	5.0%
Emily Street Enterprises, L.L.C.(d)(g)	Business Services	Warrant Membership Interests	49,318	400,000	601,679	0.5%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	First Lien Term Loan 5.50% Cash, 6/28/2019	$3,990,000	3,954,385	3,960,075	3.5%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	Second Lien Term Loan 9.50% Cash, 6/28/2020	$2,000,000	1,972,758	2,000,000	1.7%
Knowland Technology Holdings, L.L.C.(d)	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$6,200,000	6,107,034	6,200,000	5.4%
Trinet HR Corporation (SOI Holdings, Inc.)(d)	Business Services	First Lien Term Loan 5.00% Cash, 8/20/2020	$4,987,500	4,941,335	5,018,921	4.4%
Trinet HR Corporation (SOI Holdings, Inc.)(d)	Business Services	Second Lien Term Loan 8.75% Cash, 2/20/2021	$2,500,000	2,453,145	2,518,750	2.2%
Vector Controls Holding Co., LLC(d)	Business Services	First Lien Term Loan, 14.00% (12.00% Cash, 2.00% PIK), 3/6/2018	$9,261,074	9,115,415	9,075,853	7.9%
Vector Controls Holding Co., LLC(d)(g)	Business Services	Warrants to Purchase Limited Liability Company Interests	101	—	136,217	0.1%

		Total Business Services		55,827,024	57,330,283	49.8%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2014

Company(a)	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 11.00% Cash, 5/24/2016	$3,738,369	3,704,766	3,663,602	3.2%
Targus Holdings, Inc.(d)(g)	Consumer Products	Common Stock	62,413	566,765	730,232	0.6%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$2,054,158	2,054,158	1,387,848	1.2%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Note 16.00% Cash, 10/26/2018	$384,577	379,471	336,505	0.3%

		Total Consumer Products		6,705,160	6,118,187	5.3%

Avionte Holdins, LLC	Consumer Services	Common Stock	$100,000	100,000	100,000	0.1%
Avionte Holdins, LLC	Consumer Services	First Lien Term Loan 9.75% Cash, 1/8/2019	$3,000,000	2,940,000	3,000,000	2.6%
CFF Acquisition L.L.C.(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$1,319,891	1,273,596	1,319,891	1.1%
Expedited Travel L.L.C.(d)	Consumer Services	First Lien Term Loan 9.00% Cash, 12/28/2017	$4,580,000	4,501,104	4,580,000	4.0%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 6.25% Cash, 7/1/2019	$4,274,194	4,236,035	4,247,694	3.7%
PrePaid Legal Services, Inc.(d)	Consumer Services	Second Lien Term Loan 9.75% Cash, 7/1/2020	$5,000,000	4,931,888	5,044,000	4.4%

		Total Consumer Services		17,982,623	18,291,585	15.9%

M/C Acquisition Corp., L.L.C.(d)(g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 3/13/14	$2,512,184	1,358,250	90,128	0.1%

		Total Education		1,388,491	90,128	0.1%

Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,901,547	6,901,547	6,741,431	5.9%

		Total Electronics		6,901,547	6,741,431	5.9%

USS Parent Holding Corp.(d)(g)	Environmental	Non Voting Common Stock	765	133,002	220,992	0.2%
USS Parent Holding Corp.(d)(g)	Environmental	Voting Common Stock	17,396	3,025,798	5,027,574	4.4%

		Total Environmental		3,158,800	5,248,566	4.6%

DS Waters of America, Inc.(d)	Food and Beverage	First Lien Term Loan 5.25% Cash, 8/30/2020	$2,493,750	2,470,506	2,531,156	2.2%
HOA Restaurant Group, L.L.C.(d)	Food and Beverage	Senior Secured Note 11.25% Cash, 4/1/2017	$4,000,000	3,918,437	4,240,000	3.7%
TB Corp.(d)	Food and Beverage	First Lien Term Loan 5.75% Cash, 6/19/2018	$5,101,971	5,082,013	5,127,481	4.5%
TB Corp.(d)	Food and Beverage	Unsecured Note 13.50% (12.00% Cash/1.50% PIK), 12/20/2018	$2,543,154	2,513,130	2,555,870	2.2%
TM Restaurant Group L.L.C.(d)	Food and Beverage	First Lien Term Loan 7.75% Cash, 7/16/2017	$2,845,690	2,831,271	2,831,462	2.5%

		Total Food and Beverage		16,815,357	17,285,969	15.1%

Bristol Hospice, LLC	Healthcare Services	Senior Secured Note 11.00%(10.00% Cash/1.00% PIK), 11/29/2018	$5,509,782	5,405,325	5,509,782	4.8%
Oceans Acquisition, Inc.(d)	Healthcare Services	First Lien Term A Loan 10.75% Cash, 12/27/2017	$6,373,113	6,273,020	6,373,113	5.6%
Oceans Acquisition, Inc.(d)	Healthcare Services	First Lien Term B Loan 10.75% Cash, 12/27/2017	$500,000	490,224	500,000	0.4%
Smile Brands Group Inc.(d)	Healthcare Services	First Lien Term Loan 7.50% Cash, 8/16/2019	$4,488,750	4,406,559	4,488,750	3.9%
Surgical Specialties Corporation (US), Inc.(d)	Healthcare Services	First Lien Term Loan 7.25% Cash, 8/22/2018	$2,437,500	2,415,591	2,449,688	2.1%
Zest Holdings, LLC(d)	Healthcare Services	First Lien Term Loan 6.50% Cash, 8/16/2020	$4,488,750	4,405,073	4,488,750	3.9%

		Total Healthcare Services		23,395,792	23,810,083	20.7%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2014

Company(a)	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
McMillin Companies L.L.C.(d)(g)	Homebuilding	Senior Secured Note 0% Cash, 12/31/2013	$550,000	558,434	344,355	0.3%

		Total Homebuilding		558,434	344,355	0.3%

Distribution International, Inc.(d)	Manufacturing	First Lien Term Loan 7.50% Cash, 7/16/2019	$5,970,000	5,916,094	5,970,000	5.2%

		Total Manufacturing		5,916,094	5,970,000	5.2%

Elyria Foundry Company, L.L.C.(d)	Metals	Senior Secured Note 17.00% (13.00% Cash/4.00% PIK), 9/14/2014	$8,859,614	8,859,614	6,644,711	5.8%
Elyria Foundry Company, L.L.C.(d)(g)	Metals	Warrants to Purchase Limited Liability Company Interests (2008)	7,000	20	—	0.0%
Elyria Foundry Company, L.L.C.(d)(g)	Metals	Warrants to Purchase Limited Liability Company Interests (2013)	18,227	—	—	0.0%

		Total Metals		8,859,634	6,644,711	5.8%

Network Communications, Inc.(d)(g)	Publishing	Common Stock	380,572	—	—	0.0%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$2,601,736	2,202,168	1,190,888	1.0%

		Total Publishing		2,202,168	1,190,888	1.0%

Community Investors, Inc.(d)(g)	Software	Common Stock	1,282	1,282	1,449	0.0%
Community Investors, Inc.(d)	Software	First Lien Term Loan 9.75% Cash, 5/9/2018	$6,983,333	6,863,915	6,983,333	6.1%
Community Investors, Inc.(d)	Software	Revolver	$166,667	—	—	0.0%
Community Investors, Inc.(d)(g)	Software	Preferred Stock	135,584	135,584	153,210	0.1%
Pen-Link, Ltd.	Software	Second Lien Term Loan 12.50% Cash, 5/26/2019	$11,500,000	11,280,887	11,500,000	10.0%

		Total Software		18,281,668	18,637,992	16.2%

Advanced Air & Heat of Florida, LLC	Utilities	First Lien Term Loan 10.00% Cash, 1/31/2019	$6,705,441	6,606,457	6,705,441	5.8%

		Total Utilities		6,606,457	6,705,441	5.8%

Sub Total Non-control/Non-affiliated investments				185,266,607	186,275,106	162.1%

Control investments—17.0%(b)
Saratoga Investment Corp. CLO 2013-1, Ltd.(d)(e)(f)	Structured Finance Securities	Other/Structured Finance Securities 15.16%, 10/17/2023	$30,000,000	16,555,808	19,569,596	17.0%

Sub Total Control investments				16,555,808	19,569,596	17.0%

TOTAL INVESTMENTS—179.1%(b)				$201,822,415	$205,844,702	179.1%

(a)
All of our equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Saratoga Investment Corp. CLO 2013-1, Ltd.
(b)
Percentages are based on net assets of $114,924,018 as of February 28, 2014.
(c)
Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).
(d)
These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)
15.16% represents the modeled effective interest rate that is expected to be earned over the life of the investment.
(f)
As defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$3,410,868	$1,775,141	$—	$3,013,788
(g)
Non-income producing at February 28, 2014.

MANAGEMENT AGREEMENTS

        Saratoga Investment Advisors serves as our investment adviser. Our investment adviser was formed in 2010 as a Delaware limited liability company and became our investment adviser in July 2010. Subject to the overall supervision of our board of directors, Saratoga Investment Advisors manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of an investment advisory and management agreement, Saratoga Investment Advisors:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the securities and other assets that we purchase, retain or sell; and

  •
  performs due diligence on prospective portfolio companies.

        Saratoga Investment Advisors services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

Management Fee and Incentive Fee

        Pursuant to the investment advisory and management agreement with Saratoga Investment Advisors, we pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

        The base management fee is paid quarterly in arrears, and equals 1.75% per annum of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and calculated at the end of each fiscal quarter based on the average value of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) as of the end of such fiscal quarter and the end of the immediate prior fiscal quarter. Base management fees for any partial month or quarter are appropriately pro-rated.

The incentive fee has the following two parts:

  The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock or debt security, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, is compared to a "hurdle rate" of 1.875% per quarter (7.5% annualized), subject to a "catch up" provision. The base management fee is calculated prior to giving effect to the payment of any incentive fees.

  We pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each fiscal quarter as follows: (A) no incentive fee in any fiscal quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (B) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized) is payable to Saratoga Investment Advisors; and (C) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized). We refer to the amount specified in clause (B) as the "catch-up." The "catch-up" provision is intended to provide Saratoga Investment Advisors with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.344% in any fiscal quarter. Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, Saratoga Investment Advisors was only entitled to 20% of the amount of our pre-incentive fee net investment income, if any, that exceeded 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision. These calculations are appropriately pro-rated when such calculations are applicable for any period of less than three months.

  The following is a graphical representation of the calculation of the income-related portion of the incentive fee subsequent to any period ending after December 31, 2010:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Net Investment Income"

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment
Income allocated to income-related portion of incentive fee

        The second part of the incentive fee, the capital gains fee, is determined and payable in arrears as of the end of each fiscal year (or, upon termination of the investment advisory and management agreement), and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) our cumulative aggregate realized capital gains, in each case calculated from May 31, 2010. If such amount is positive at the end of such year, then the capital gains fee for such year is equal to 20% of such amount, less the cumulative aggregate amount of capital gains fees paid in all prior years. If such amount is negative, then there is no capital gains fee for such year.

        Under the investment advisory and management agreement, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of net capital gains that arise after May 31, 2010. In addition, the cost basis for computing our realized gains and losses on investments held by us as of May 31, 2010 equals the fair value of such investments as of such date.

Examples of Quarterly Incentive Fee Calculation

  Example 1: Income Related Portion of Incentive Fee(1):

  Assumptions

  •
  Hurdle rate(2) = 1.875%

  •
  Management fee(3) = 0.4375%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.33%

  Alternative 1

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 1.25%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.4825%

        Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

  Alternative 2

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.0%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.2325%

        Pre-incentive fee net investment income exceeds hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.3575%.

Incentive Fee	=	(100% × (pre-incentive fee net investment income - 1.875%)
	=	100% (2.2325% - 1.875%)
	=	100% (0.3575%)
	=	0.3575%

  Alternative 3

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.5%

  •
  Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses) = 2.7325%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(2)
Represents 7.5% annualized hurdle rate.

(3)
Represents 1.75% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.

(4)
The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.344% in any fiscal quarter.

        Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.5467%.

Incentive fee	=	100% × pre-incentive fee net investment income (subject to "catch-up")(4)
Incentive fee	=	100% × "catch-up" + (20% × (Pre-incentive fee net investment income - 2.344%))
Catch up	=	2.344% - 1.875%
	=	0.469%
Incentive fee	=	(100% × 0.469%) + (20% × (2.7325% - 2.344%))
	=	0.469% + (20% × 0.3885%)
	=	0.469% + 0.0777%
	=	0.5467%

Example 2: Capital Gains Portion of Incentive Fee:

  Alternative 1:

  Assumptions(1)

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

  •
  Year 2: Investment A is sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

  •
  Year 3: FMV of Investment B determined to be $25 million

  •
  Year 4: Investment B sold for $31 million

        The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

  •
  Year 1: None

  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (capital gains incentive fee paid in Year 2)

  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

  Alternative 2

  Assumptions(1)

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

(1)
The examples assume that Investment A and Investment B were acquired by us subsequent to May 31, 2010. If Investment A and B were acquired by us prior to May 31, 2010, then the cost basis for computing our realized gains and losses on such investments would equal the fair value of such investments as of May 31, 2010.

  •
  Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

  •
  Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

  •
  Year 4: FMV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20 million

        The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

  •
  Year 1: None

  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))

  •
  Year 4: None

  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

Board Approval of the Investment Advisory and Management Agreement

        The investment advisory and management agreement with Saratoga Investment Advisors was initially approved by our board of directors at an in-person meeting of the directors, including a majority of our independent directors, and was approved by our stockholders at the special meeting of stockholders held on July 30, 2010.

        In approving this agreement, the directors considered, among other things, (i) the nature, extent and quality of the advisory and other services to be provided to us by Saratoga Investment Advisors; (ii) our investment performance and the investment performance of Saratoga Investment Advisors; (iii) the expected costs of the services to be provided by Saratoga Investment Advisors (including management fees, advisory fees and expense ratios) and the profits expected to be realized by Saratoga Investment Advisors; (iv) the limited potential for economies of scale in investment management associated with managing us; and (v) Saratoga Investment Advisors estimated pro forma profitability with respect to managing us.

        Pursuant to the 1940 Act, the initial term of the Management Agreement was for two years from its effective date of July 30, 2010, and will continue in effect for a successive period of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the board members or the vote of a majority of our outstanding voting securities (as such term is defined in the 1940 Act) and (ii) the vote of a majority of the board members who are not parties to the investment advisory and management agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Most recently, on July 15, 2013, our board of directors, including a majority of our independent directors, approved the renewal of the Management Agreement for an additional one-year term at an in-person meeting.

Payment of our expenses

        The investment advisory and management agreement provides that all investment professionals of Saratoga Investment Advisors and its staff, when and to the extent engaged in providing investment advisory services required to be provided by Saratoga Investment Advisors, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Saratoga Investment Advisors and not by us.

        We bear all costs and expenses of our operations and transactions, including those relating to:

  •
  our organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firm);

  •
  expenses incurred by Saratoga Investment Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  offerings of our common stock and other securities;

  •
  investment advisory and management fees;

  •
  fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

  •
  transfer agent and custodial fees;

  •
  federal and state registration fees;

  •
  all costs of registration and listing our common stock on any securities exchange;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  costs of preparing and filing reports or other documents required by governmental bodies (including the SEC and the SBA);

  •
  costs of any reports, proxy statements or other notices to common stockholders including printing costs;

  •
  our fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premiums;

  •
  direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

  •
  administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the administration agreement based upon our allocable portion of the administrator's overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

Duration and Termination

        The investment advisory and management agreement will remain in effect continuously, unless terminated under the termination provisions of the agreement. The investment advisory and management agreement may be terminated as a whole at any time by us, without the payment of any penalty, upon the vote of a majority of the board members or a majority of our outstanding voting securities or by Saratoga Investment Advisors, on 60 days' written notice by either party to the other, which notice may be waived by the non-terminating party.

Indemnification

        Under the investment advisory and management agreement, Saratoga Investment Advisors and certain of its affiliates are not liable to us for any action taken or omitted to be taken by Saratoga Investment Advisors in connection with the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services and except to the extent such action or omission constitutes gross negligence, willful misfeasance, bad faith or reckless disregard of its duties and obligations under the agreement.

        We also provide indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us. However, we would not provide indemnification against any liability to us or our security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person's duties or by reason of the reckless disregard of its duties and obligations under the agreement.

Organization of the Investment Adviser

        Saratoga Investment Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. The principal executive offices of Saratoga Investment Advisors are located at 535 Madison Avenue, New York, New York 10022.

Administration Agreement

        Pursuant to a separate administration agreement, Saratoga Investment Advisors, who also serves as our administrator, furnishes us with office facilities, equipment and clerical, book-keeping and record keeping services. Under the administration agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement equal an amount based upon our allocable portion of our administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement (including travel expenses). Our allocable portion is based on the proportion that our total assets bears to the total assets administered or managed by our administrator. Under the administration agreement, our administrator also provides managerial assistance, on our behalf, to those portfolio companies who accept our offer of assistance. The amount payable under the administration agreement is currently capped at $1.0 million for each annual term of the agreement. The administration agreement had an initial term of two years from its effective date of July 30, 2010, with automatic one-year renewals, subject to approval by our board of directors, a majority of whom must be our independent directors. On July 15, 2013, our board of directors approved the renewal of the Administration Agreement for an additional one-year term and determined to maintain the cap on the payment or reimbursement of expenses by us thereunder to $1.0 million for the additional one-year term. The administration agreement may be terminated by either party without penalty upon 60 days written notice to the other party.

Indemnification

        Under the administration agreement, Saratoga Investment Advisors and certain of its affiliates are not liable to us for any action taken or omitted to be taken by Saratoga Investment Advisors in connection with the performance of any of its duties or obligations under the agreement.

        We also provide indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an administrator to us. However, we do not provide indemnification against any liability to us or our security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person's duties or by reason of the reckless disregard of its duties and obligations under the agreement.

License Agreement

        We entered into a trademark license agreement with Saratoga Investment Advisors, pursuant to which Saratoga Investment Advisors grants us a non-exclusive, royalty-free license to use the name "Saratoga." Under this agreement, we have a right to use the "Saratoga" name, for so long as Saratoga Investment Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Saratoga" name. Saratoga Investment Advisors has the right to terminate the license agreement if it is no longer acting as our investment adviser. In the event the investment advisory and management agreement is terminated, we would be required to change our name to eliminate the use of the name "Saratoga."

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at its discretion. Our Board of Directors has five members, two of whom are "interested persons" as defined in Section 2(a)(19) of the 1940 Act and five of whom are not interested persons, whom we refer to as our independent directors.

Director and Executive Officer Information

        As of June 3, 2014, our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director is c/o Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10017.

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Christian L. Oberbeck	53	Chairman of the Board and Chief Executive Officer	2010	2015
Michael J. Grisius	49	President and Director	2011	2014
Independent Directors
Steven M. Looney	63	Director	2007	2016
Charles S. Whitman III	70	Director	2007	2016
G. Cabell Williams	58	Director	2007	2014

Name	Age	Position
Executive Officers
Christian L. Oberbeck	53	Chief Executive Officer
Michael J. Grisius	49	President
Henri J. Steenkamp		Interim Chief Financial Officer, Vice President, Secretary and Chief Compliance Officer

        Biographical information regarding our Board and our executive officers is set forth below. We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of Saratoga Investment Corp., as defined in Section 2(a)(19) of the 1940 Act. We do not currently have any other executive officers who are not also directors.

Biographical Information

Independent Directors

        Steven M. Looney—Mr. Looney is a Managing Director of Peale Davies & Co. Inc., a consulting firm with particular expertise in financial process and IT outsourcing, and is a CPA and an attorney. Mr. Looney also serves as a consultant and director to numerous companies in the healthcare, manufacturing and technology services industries, including WH Industries Inc. Between 2000 and 2005, he served as Senior Vice President and Chief Financial Officer of PCCI, Inc., a private IT staffing and outsourcing firm. Between 1992 and 2000, Mr. Looney worked at WH Industries as Chief Financial and Administrative Officer. Mr. Looney also serves as a director of Excellent Education for Everyone, a nonprofit organization. Mr. Looney graduated summa cum laude from the University of Washington with a B.A. degree in Accounting and received a J.D. from the University of Washington School of Law where he was a member of the law review. Mr. Looney's qualifications as director include his experience as a Managing Director of Peale Davies & Co. Inc. and as Chief Financial and Administrative Officer of WH Industries, as well as his financial, accounting and legal expertise.

        Charles S. Whitman III—Mr. Whitman is senior counsel (retired) at Davis Polk & Wardwell LLP. Mr. Whitman was a partner in Davis Polk's Corporate Department for 28 years, representing clients in a broad range of corporate finance matters, including shelf registrations, securities compliance for financial institutions, foreign asset privatizations, and mergers and acquisitions. From 1971 to 1973, Mr. Whitman served as Executive Assistant to three successive Chairmen of the SEC. Mr. Whitman serves on the Legal Advisory Board of the National Association of Securities Dealers. Mr. Whitman graduated from Harvard College and graduated magna cum laude from Harvard Law School with a LL.B. Mr. Whitman also received an LL.M. from Cambridge University in England. Mr. Whitman's qualifications as director include his 28 years of experience representing clients, including AT&T, Exxon Mobil, General Motors and BP, in securities matters as a partner in Davis Polk's corporate department.

        G. Cabell Williams—Mr. Williams has served as the Managing General Partner of Williams and Gallagher, a private equity partnership located in Chevy Chase, Maryland since 2004. Since March 2011, Mr. Williams has also served as a partner of Faragut Capital Partners, an investment firm based in Fairfax, VA. In 2004, Mr. Williams concluded a 23 year career at Allied Capital Corporation, a business development company based in Washington, DC, which was acquired by Ares Capital Corporation in 2010. While at Allied, Mr. Williams held a variety of positions, including President, COO and finally Managing Director following Allied's merger with its affiliates in 1998. From 1991 to 2004, Mr. Williams either led or co-managed the firm's Private Equity Group. For the nine years prior to 1999, Mr. Williams led Allied's Mezzanine investment activities. For 15 years, Mr. Williams served on Allied's Investment Committee where he was responsible for reviewing and approving all of the firm's investments. Prior to 1991, Mr. Williams ran Allied's Minority Small Business Investment Company. He also founded Allied Capital Commercial Corporation, a real estate investment vehicle. Mr. Williams has served on the Board of various public and private companies. Mr. Williams attended The Landon School, and graduated from Mercersburg Academy and Rollins College, receiving a B.S. in Business Administration from the latter. Mr. Williams' qualifications as director include his 28 years of experience managing investment activities at Allied Capital, where he served in a variety of positions, including President, COO and Managing Director.

Interested Directors

        Christian L. Oberbeck—Mr. Oberbeck has over 23 years of experience in leveraged finance, from distressed debt to private equity, and has been involved in originating, structuring, negotiating, consummating, managing and monitoring investments in these businesses. Mr. Oberbeck is the Managing Partner of Saratoga Partners, a middle market private equity investment firm, and has served on its investment committee since 1995. Mr. Oberbeck is also the Managing Member of Saratoga Investment Advisors, LLC, the Company's investment adviser, and the Chief Executive Officer of the Company. Mr. Oberbeck also served as our President until February 2013.

        Prior to assuming management responsibility for Saratoga Partners in 2008, Mr. Oberbeck has co-managed Saratoga Partners since 1995, when he joined Dillon Read and Saratoga Partners from Castle Harlan, Inc., a corporate buyout firm, which he had joined at its founding in 1987 and was a Managing Director, leading successful investments in manufacturing and financial services companies. Prior to joining that, he worked in the Corporate Development Group of Arthur Young and in corporate finance at Blyth Eastman Paine Webber. Mr. Oberbeck has been a director of numerous middle market companies.

        Mr. Oberbeck graduated from Brown University in 1982 with a BS in Physics and a BA in Mathematics. In 1985, he earned an MBA from Columbia University. Mr. Oberbecks's qualifications as a director include his extensive experience in the investment and finance industry, as well as his intimate knowledge of the Company's operations, gained through his service as an executive officer.

        Michael J. Grisius—Mr. Grisius has over 22 years of experience in leveraged finance, investment management and financial services. He has originated, structured, negotiated, consummated, managed and monitored numerous successful investments in mezzanine debt, private equity, senior debt, structured products and commercial real estate debt. Mr. Grisius is Chief Investment Officer and a Managing Director of Saratoga Investment Advisors, LLC, the Company's investment adviser and was appointed President of the Company in February 2013. Mr. Grisius joined Saratoga Investment Advisors, LLC in July 2011.

        Prior to joining Saratoga Investment Advisors, Mr. Grisius served as Managing Director at Allied Capital Corporation, where he was an investment professional for 16 years. At Allied Capital Corporation, Mr. Grisius held several senior positions including co-head of Mezzanine Finance and member of its Management Committee and its Investment Committee. In 2008, Mr. Grisius was appointed co-chairman of the Allied Capital Corporation's Investment Committee. He also had responsibility for structuring and managing Unitranche Fund, LLC. During his tenure at Allied, Mr. Grisius built and led teams that made investments in subordinated debt, control equity and real estate mortgage debt. Mr. Grisius has served on the board of directors of numerous middle market companies. Prior to joining Allied Capital Corp., Mr. Grisius worked in leveraged finance at Chemical Bank from 1989 to 1992 and held senior accountant and consultant positions with KPMG LLP from 1985 to 1988.

        Mr. Grisius graduated with a BS from Georgetown University in 1985 and earned an MBA from Cornell University's Johnson Graduate School of Management in 1990. Mr. Grisius' qualifications as a director include his broad experience in leverage finance, investment management, private equity and financial services.

Executive Officers

        For information regarding Mr. Oberbeck, the Chairman of the Board and our Chief Executive Officer and Mr. Grisius, our President, see "—Interested directors" above.

        Henri J. Steenkamp.    Mr. Steenkamp has over 15 years of experience in finance and accounting. On March 4, 2014, the Board of Directors appointed Mr. Steenkamp to serve as the Company's Interim Chief Financial Officer and Interim Chief Compliance Officer. Prior to joining the Company, Mr. Steenkamp served as the Chief Financial Officer of MF Global Holdings Ltd., a broker in commodities and derivatives, from April 2011. Prior to that, Mr. Steenkamp held the position of Chief Accounting Officer and Global Controller at MF Global for four years. He joined MF Global, then Man Financial, in 2006 as Vice President of External Reporting and Accounting Policy. After MF Global filed for bankruptcy protection in October 2011, he continued to serve as Chief Financial Officer through January 2013. Before joining MF Global, Mr. Steenkamp spent eight years with PricewaterhouseCoopers ("PwC"), including four years in Transaction Services in its New York office, managing a variety of capital-raising transactions on a global basis. His focus was also on the SEC registration and public company filing process, including technical accounting. He spent four years with PwC in South Africa, where he served as an auditor primarily for SEC registrants and assisted South African companies as they went public in the U.S. Mr. Steenkamp is a chartered accountant and holds an honors degree in Finance.

Board Leadership and the Board's Role in the Oversight of Risk Management

        Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers; reviews and monitors the services and activities performed by our investment adviser, administrator and officers; and approves the engagement, and reviews the performance of, our independent public accounting firm.

        Under our bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

        Mr. Oberbeck, who is an "interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as our chief executive officer and chairman of the Board. The Board believes that Mr. Oberbeck, as chief executive officer of the Company and as a principal of Saratoga Investment Advisors, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead independent director. We believe that our board leadership structure must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

        The Board, directly and through the audit committee and other committees of the Board, takes an active role in the oversight of the Company's policies with respect to the assessment and management of enterprise risk. Among other things, the Board has policies in place for identifying the senior executive responsible for key risks as well as the Board committees with oversight responsibility for particular key risks. In a number of cases, oversight is conducted by the full Board. Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The chief compliance officer is designated to oversee compliance with the federal securities laws.

        We believe that our Board and its committees' role in risk oversight complements our Board's leadership structure because it allows our independent directors, through three fully independent board committees, auditor and independent valuation providers, our chief compliance officer, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review. We believe that our board leadership structure and the Board's approach to risk oversight must be evaluated on a case-by-case basis and that the Board's role in risk oversight is appropriate. However, we continually re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Director Independence

        In accordance with rules of the New York Stock Exchange (the "NYSE"), the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company's Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

        In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that business development companies, or BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an "interested person" of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

        The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Oberbeck and Grisius, who are interested persons of the Company due to their positions as officers of the Company and/or officers of Saratoga Investment Advisors, LLC, our external investment adviser.

Corporate Governance

        We maintain a corporate governance webpage at the "Corporate Governance" link under the "Investor Relations" link at http://saratogainvestmentcorp.com.

        Our Corporate Governance Procedures, Code of Business Conduct and Ethics, Code of Ethics and Board committee charters are available at our corporate governance webpage at http://saratogainvestmentcorp.com and are also available to any stockholder who requests them by writing to our Interim Secretary, Henri J. Steenkamp, at Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Annual Evaluation

        Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes an annual questionnaire and Board and Board committee discussion.

Board Meetings and Committees

        Our Board met seven times during fiscal year 2012. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board's standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. All of the five directors attended the 2011 Annual Meeting of Stockholders in person.

Communications with Directors

        Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to which applies to, among others, our executive officers, including our principal executive officer and principal financial officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022. The Company's Code of Business Conduct and Ethics is also available on our website at http://saratogainvestmentcorp.com.

        If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at http://saratogainvestmentcorp.com.

Committees of the Board of Directors

Audit Committee

        The current members of the audit committee are Steven M. Looney (Chairman), Charles S. Whitman III and G. Cabell Williams. The Board has determined that Mr. Looney is an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934 and that each of Messrs. Whitman and Williams are "financially literate" as required by NYSE corporate governance standards. All of these members are independent directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in determining the fair value of debt and equity investments that are not publicly traded or for which current market values are not readily available; where appropriate, the board of directors and audit committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these investments. Finally, the audit committee also reviews our financial statements and the disclosure thereof and the adequacy of our disclosure controls and procedures.

  Authority

        The audit committee is authorized (without seeking Board approval) to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or advisors to, the audit committee. The audit committee has available appropriate funding from the Company as determined by the audit committee for payment of: (i) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the audit committee, and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties. The audit committee may delegate its authority to subcommittees or the chairman of the audit committee when it deems appropriate and in the best interests of the Company.

  Procedures

        The audit committee meets as often as it determines is appropriate to carry out its responsibilities under its charter, but not less frequently than quarterly. The chairman of the audit committee, in consultation with the other committee members, determines the frequency and length of the committee meetings and sets meeting agendas consistent with its charter. The audit committee meets separately, periodically, with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditor.

        A charter of the audit committee is available in print to any stockholder who requests it and it is also available on the Company's website at www.saratogainvestmentcorp.com.

Nominating and Corporate Governance Committee

        The current members of the nominating and corporate governance committee are Charles S. Whitman III (Chairman), G. Cabell Williams and Steven M. Looney. All of these members are independent directors. The nominating and corporate governance committee is responsible for identifying individuals qualified to become board members, and recommending to the Board director nominees for election at the next annual or special meeting of shareholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings, recommending directors for appointment to Board committees, making recommendations to the Board as to determinations of director independence, overseeing the evaluation of the Board, overseeing and setting compensation for the Company's directors.

        In making its recommendations for Board and committee membership, the nominating and corporate governance committee reviews candidates' qualifications for membership on the Board or a committee of the Board (including making a specific determination as to the independence of each candidate) based on the criteria approved by the Board (and taking into account the enhanced independence, financial literacy and financial expertise standards required under law or the New York Stock Exchange rules for audit committee membership purposes). In evaluating current directors for re-nomination to the Board or re-appointment to any Board committees, the nominating and corporate governance committee assesses the performance of such directors, periodically reviews the composition of the Board and its committees in light of the current challenges and needs of the Board, the Company and each committee, and determines whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience, considers rotation of committee members and committee chairmen and considers any other factors that are set forth in the Company's corporate governance procedures or are deemed appropriate by the nominating and corporate governance committee or the Board. The nominating and corporate governance committee considers issues of judgment, diversity, age, skills, background and experience in evaluating candidates for membership on the Board.

        The nominating and corporate governance committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The board of directors believes that it is more appropriate to give the nominating and corporate governance committee flexibility in evaluating stockholder recommendations. In the event that a director nominee is recommended by a stockholder, the nominating and corporate governance committee will give due consideration to the director nominee and will use the same criteria used for evaluating board director nominees, in addition to considering the information relating to the director nominee provided by the stockholder.

  Authority

        The nominating and corporate governance committee has the sole authority to retain and terminate any search firm assisting the nominating and corporate governance committee in identifying director candidates, including sole authority to approve all such search firm's fees and other retention terms. In addition, the nominating and corporate governance committee has the sole authority to retain and terminate any compensation consultant assisting the nominating and corporate governance committee in the evaluation of director compensation, including sole authority to approve all such compensation consultant's fees and other retention terms. The nominating and corporate governance committee may delegate its authority to subcommittees or the chair of the nominating and corporate governance committee when it deems appropriate and in the best interests of the Company.

  Procedures

        The nominating and corporate governance committee meets as often as it determines is appropriate to carry out its responsibilities under its charter. The chair of the committee, in consultation with the other committee members, determines the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter.

        A charter of the nominating and corporate governance committee is available in print to any stockholder who requests it, and it is also available on the Company's website at www.saratogainvestmentcorp.com.

Compensation Committee

        The current members of the compensation committee are G. Cabell Williams (Chairman), Steven M. Looney and Charles S. Whitman III. All of these members are independent directors. The compensation committee is responsible for overseeing the Company's compensation policies generally and making recommendations to the Board with respect to incentive compensation and equity-based plans of the Company that are subject to Board approval, evaluating executive officer performance and reviewing the Company's management succession plan, overseeing and setting compensation for the Company's directors and, as applicable, its executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in the Company's annual proxy statement. Currently, none of our executive officers are compensated by the Company and as such the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

        The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultant's fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in the best interests of the Company.

  Procedures

        The compensation committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter. The chairman of the compensation committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter. No executive officer should attend that portion of any meeting where such executive's performance (or, as applicable, compensation) is discussed, unless specifically invited by the compensation committee.

        A charter of the compensation committee is available in print to any stockholder who requests it and is also available on the Company's website at www.saratogainvestmentcorp.com.

  Compensation Committee Interlocks and Insider Participation

        During fiscal year 2012, none of the Company's executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on the compensation committee or on the board of directors. No current or past executive officers or employees of the Company or its affiliates serve on the compensation committee.

Executive Compensation

        Currently, none of our executive officers are compensated by us. We currently have no employees, and each of our executive officers is also an employee of Saratoga Investment Advisors. Services necessary for our business are provided by individuals who are employees of Saratoga Investment Advisors, pursuant to the terms of the investment advisory and management agreement and the administration agreement.

Director Compensation

        Our independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons."

        The following table sets forth information concerning total compensation earned by or paid to each of our directors during the fiscal year ended February 28, 2014:

Name	Fees Earned or Paid in Cash	Total
Interested Directors
Christian L. Oberbeck(1)	—	—
Michael J. Grisius(1)	—	—
Independent Directors	—	—
Steven M. Looney	$69,000	$69,000
Charles S. Whitman III	$66,000	$66,000
G. Cabell Williams	$66,000	$66,000

(1)
No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

 PORTFOLIO MANAGEMENT

        The day-to-day management of our portfolio is the responsibility of Saratoga Investment Advisors and overseen by its investment committee.

Investment Committee

        The members of Saratoga Investment Advisors' investment committee include Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby and Charles G. Phillips. See the section of the prospectus entitled "Management" for biographies of Messrs. Oberbeck and Grisius. For biographical information for Messrs. Inglesby and Phillips, see "Investment Professionals" below.

Investment Professionals

        Our investment adviser's investment personnel, in addition to our investment adviser's investment committee, are primarily responsible for the day-to-day management of our portfolio.

        The members of our investment adviser's investment committee and its investment personnel are not be employed by us, and receive no compensation from us in connection with their activities. However, they receive compensation from our investment adviser that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and, in certain circumstances, a portion of the incentive fee or carried interest earned in connection with their services.

        Below are the biographies for the members of our investment adviser's investment committee whose biographies are not included elsewhere in this prospectus and the other investment professionals of our investment adviser.

        Thomas V. Inglesby—Mr. Inglesby has over 25 years of investment experience including private equity and leveraged finance. Mr. Inglesby is a managing director at Saratoga Investment Advisors and is responsible for originating, structuring, negotiating, consummating, managing and monitoring middle market investments.

        Prior to joining Saratoga Investment Advisors, Mr. Inglesby was a senior managing director at GSC Group, Inc. From September 2008 through July 2010, Mr. Inglesby was a senior managing director in the Recovery Investment Group at GSC Group, serving on the investment committee as an internal advisor on matters relating to GSC Group's ongoing restructuring. From 2002 to 2008, Mr. Inglesby served as the Head of the U.S. Corporate Debt Group of GSC Group. During this period, GSC Group raised and managed $5.6 billion in capital across 12 corporate credit investment funds. From 1997 to 2002, he served as a managing director at GSC Group focused on middle market buyouts. Prior to joining GSC Group in 1997, Mr. Inglesby served as a managing director with Harbour Group from 1994 to 1997, where he focused on acquisitions of manufacturing companies in fragmented industries. From 1992 to 1994, Mr. Inglesby served as a managing director at the South Street Funds, a startup distressed debt investment fund founded by former partners at Goldman Sachs. From 1986 to 1990, Mr. Inglesby served as a vice president in the Merchant Banking Department at PaineWebber.

        In September 2010, GSC Group filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code.

        Mr. Inglesby received a J.D. from the University of Virginia School of Law, an M.B.A. from the Darden Graduate School of Business Administration, and a B.S. in Accounting with General Honors from the University of Maryland.

        Charles G. Phillips IV—Mr. Phillips has over 13 years of investment experience including private equity and leveraged finance. Mr. Phillips is a managing director at Saratoga Investment Advisors and Saratoga Partners and has been involved in originating, structuring, negotiating, consummating, managing and monitoring middle market investments. Mr. Phillips has extensive experience investing in middle-market manufacturing and service companies. He also has extensive experience in dealing with public financings and sales through his work with several portfolio companies of Saratoga Partners. Prior corporate finance experience includes mergers and acquisitions and capital markets experience in a variety of industries, including packaged foods, consumer products, cable television, energy and education. Mr. Phillips joined Saratoga Partners in 1997 after graduating from Harvard Business School. Prior to that, from 1993 to 1995, Mr. Phillips worked in Dillon Read's corporate finance department, where he was involved in mergers and acquisitions and advisory assignments in a variety of industries. Prior experience includes McCown De Leeuw & Co., a corporate buyout firm. Mr. Phillips has served as a director of a number of Saratoga Partners' portfolio companies.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

        We have entered into an investment advisory and management agreement with Saratoga Investment Advisors, LLC. We have also entered into a license agreement with Saratoga Investment Advisors, LLC, pursuant to which Saratoga Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name "Saratoga." In addition, pursuant to the terms of the administration agreement, Saratoga Investment Advisors, LLC provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Oberbeck, our chief executive officer, is the primary investor in and controls Saratoga Investment Advisors, LLC.

Review, Approval or Ratification of Transactions with Related Persons

        The Audit Committee of our Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K). Generally, a related person includes any director or officer of the Company or any immediate family member of a director or officer of the Company or any 5% holder of our common stock or any immediate family member of a 5% holder of our common stock.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of June 3, 2014, the beneficial ownership of each current director, the nominees for director, the Company's executive officers, each person known to us to beneficially own 5.0% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

        The percentage ownership is based on 5,379,616 shares of common stock outstanding as of June 3, 2014. Shares of common stock that are subject to warrants or other convertible securities currently exercisable or exercisable within 60 days thereof, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options or convertible securities, but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Unless otherwise indicated by footnote, the address for each listed individual is Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned		Percent of Class
Interested Directors
Christian L. Oberbeck	1,572,329	(1)	29.2%
Michael J. Grisius	34,710		*
Executive Officer
Henri J. Steenkamp	—		—
Independent Directors
Steven M. Looney	1,547		*
Charles S. Whitman III	1,833		*
G. Cabell Williams	22,409		*

All Directors and Executive Officers as a Group	1,632,828		30.4%
Owners of 5% or more of our common stock
Black Diamond Capital Management, L.L.C.(2)	505,935		9.4%
Raging Capital Management, LLC(3)	318,077		5.9%
Thomas V. Inglesby(4)	269,549		5.0%

*
Less than 1.0%

Mr. Oberbeck and Mr. Inglesby are affiliates who make up 34.2% of the ownership of SAR.

(1)
Includes 1,217,556 shares of common stock directly held by Mr. Oberbeck, 180,738 shares of common stock held by Saratoga Investment Advisors, which Mr. Oberbeck controls, and 174,035 shares of common stock held by CLO Partners LLC, an entity wholly owned by Mr. Oberbeck per records as of 12/31/2013

(2)
Based on information included in Amendment No. 2 to Schedule 13G filed by Black Diamond Capital Management, L.L.C. with the SEC on February 14, 2014.

(3)
Based on information included in Amendment No. 4 to Schedule 13G filed by Raging Capital Management, LLC with the SEC on February 14, 2014.

(4)
Based on information included in Schedule 13D filed by Thomas V. Inglesby with the SEC on January 6, 2014

        Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of                  , 2014. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Christian L. Oberbeck	Over $1,000,000
Michael J. Grisius	$100,001-$500,000
Independent Directors
Steven M. Looney	$10,001-$50,000
Charles S. Whitman	$10,001-$50,000
G. Cabell Williams	$100,001-$500,000

(1)
The dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $15.16 on June 3, 2014 on the New York Stock Exchange. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

 REGULATION

Business Development Company Regulations

        We have elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters, and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC, unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company's stock present at a meeting if more than 50% of the outstanding stock of such company is present and represented by proxy or (ii) more than 50% of the outstanding stock of such company.

Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

            (c)   satisfies either of the following:

                (i)  does not have any class of securities listed on a national securities exchange;

               (ii)  has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

              (iii)  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;

              (iv)  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

               (v)  meets such other criteria as may established by the SEC.

  (2)
  Securities of any eligible portfolio company which we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

        As a BDC we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Pursuant to a separate administration agreement, our investment adviser provides such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company's overall stage of development and our relative position in the capital structure. We may receive fees for these services.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under "—Qualifying assets." However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

        As a BDC, pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and senior securities

        As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Common stock

        We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act.

Code of ethics

        As a BDC, we and Saratoga Investment Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

Proxy voting policies and procedures

        SEC registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. In most cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our investment adviser.

        Saratoga Investment Advisors has particular proxy voting policies and procedures in place. In determining how to vote, officers of Saratoga Investment Advisors will consult with each other, taking into account our interests and the interests of our investors, as well as any potential conflicts of interest. Saratoga Investment Advisors will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, Saratoga Investment Advisors may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While Saratoga Investment Advisors may retain an outside service to provide voting recommendations and to assist in analyzing votes, it will not delegate its voting authority to any third party.

        An officer of Saratoga Investment Advisors will keep a written record of how all such proxies are voted. It will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, Saratoga Investment Advisors may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

        Saratoga Investment Advisors' proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, Saratoga Investment Advisors will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it finds it necessary to vote contrary to its general guidelines to maximize stockholder value or our best interests.

        In reviewing proxy issues, Saratoga Investment Advisors generally will use the following guidelines:

        Elections of Directors:    In general, Saratoga Investment Advisors will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or Saratoga Investment Advisors determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. It may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, Saratoga Investment Advisors may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

        Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and Saratoga Investment Advisors will generally support management's recommendation in this regard.

        Changes in Capital Structure:    Changes in a portfolio company's organizational documents may be required by state or federal regulation. In general, Saratoga Investment Advisors will cast our votes in accordance with the management on such proposals. However, Saratoga Investment Advisors will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

        Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, Saratoga Investment Advisors will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

        Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Saratoga Investment Advisors will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

        Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, Saratoga Investment Advisors will generally favor proposals that promote transparency and accountability within a portfolio company.

        Anti-Takeover Measures:    Saratoga Investment Advisors will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the likely effect on stockholder value dilution.

        Share Splits:    Saratoga Investment Advisors will generally vote with management on share split matters.

        Limited Liability of Directors:    Saratoga Investment Advisors will generally vote with management on matters that could adversely affect the limited liability of directors.

        Social and Corporate Responsibility:    Saratoga Investment Advisors will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. It may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

Privacy principles

        We are committed to protecting the privacy of our stockholders. The following explains the privacy policies of Saratoga Investment Corp., Saratoga Investment Advisors and their affiliated companies.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about our stockholders. The only information we collect from stockholders is the holder's name, address, number of shares and social security number. This information is used only so that we can send annual reports and other information about us to the stockholder, and send the stockholder proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of Saratoga Investment Advisors.  It is our policy that only authorized employees of Saratoga Investment Advisors who need to know a stockholder's personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing a stockholder's trades, and mailing a stockholder information. These companies are required to protect our stockholders' information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose a stockholder's personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Compliance with applicable laws

        As a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We and Saratoga Investment Advisors are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Co-investment

        We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. Thus, based on current SEC interpretations, co-investment transactions involving a BDC like us and an entity that is advised by Saratoga Investment Advisors or an affiliated adviser generally could not be effected without SEC relief. The staff of the SEC has, however, granted no-action relief permitting for purchases of a single class of privately-placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, currently we only expect to co-invest on a concurrent basis with affiliates of Saratoga Investment Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

        We may in the future submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with affiliates of Saratoga Investment Advisors where such investment is consistent with the investment objective, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to us. However, there is no assurance that any application for exemptive relief, if made, would be granted by the SEC.

Small Business Investment Company Regulations

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received an SBIC license from the SBA.

        The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

        SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million in SBA-guaranteed debentures when they have at least $112.5 million in combined regulatory capital. As of June 4, 2014, our SBIC subsidiary had $32 million in regulatory capital and $64 million of SBA-guaranteed debentures outstanding. The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a "change of control" or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiary may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

        Our SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiary will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary's assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material United States federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material United States federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase, ownership and disposition of our Notes.

        This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a "straddle," "hedge," "constructive sale transaction" or "conversion transaction" for tax purposes, entities that are tax-exempt for United States federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for United States federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the United States federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of a Note that is, for United States federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. The term "non-U.S. holder" means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to United States federal income tax as if they were United States citizens.

        If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the United States federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation of Note Holders

        Under present law, we are of the opinion that the Notes will constitute indebtedness of us for United States federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to the Notes consistent with this characterization.

        Taxation of U.S. Holders.    Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder's regular method of tax accounting.

        Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder's adjusted tax basis in the Note. A U.S. holder's adjusted tax basis in a Note generally will equal the U.S. holder's initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder's ability to offset capital losses against ordinary income.

  Unearned Income Medicare Contribution

        After December 31, 2012, a tax of 3.8% will be imposed on certain "net investment income" (or "undistributed net investment income", in the case of estates and trusts) received by taxpayers other than corporations with adjusted gross income above certain threshold amounts. "Net investment income" as defined for United States federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

        Taxation of Non-U.S. Holders.    A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (directly or indirectly, actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder has provided a statement in the year in which a payment occurs or in the preceding 3 years, on an Internal Revenue Service (IRS) Form W-8BEN (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that the non-U.S. holder is the beneficial owner and is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

        A non-U.S. holder that is not exempt from tax under these rules generally will be subject to United States federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a United States trade or business (and, under certain income tax treaties, is attributable to a permanent establishment maintained in the

U.S. by the non-U.S. holder), so long as the non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest on the Notes is effectively connected with the non-U.S. holder's conduct of a trade or business in the U.S. in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

        In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

        To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

        Generally, a non-U.S. holder will not be subject to United States federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a United States "permanent establishment" maintained by the non-U.S. holder) and (ii) that the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

        A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for United States federal estate tax purposes) generally will not be subject to the United States federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual's interest in the Notes is effectively connected with the individual's conduct of a United States trade or business.

        Information Reporting and Backup Withholding.    A U.S. holder (other than an "exempt recipient," including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 28% on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

        The amount of interest we pay to a non-U.S. holder on the Notes will be reported to such non-U.S. Holder and to the IRS annually on an IRS Form 1042-S even if the non-U.S. holder is exempt from the 30% withholding tax described above. Copies of the information returns reporting those payments and the amounts withheld, if any, may also be made available to the tax authorities in the country where the non-U.S. holder is resident under provisions of an applicable income tax treaty or agreement.

        In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

        If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a United States person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a United States person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a note through the foreign office of a broker who is a United States person or has certain enumerated connections with the U.S., the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other appropriate documentary evidence establishing that the non-U.S. holder is not a United States person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a United States person.

        You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner's United States federal income tax provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

        Legislation enacted in 2010 imposes a United States federal withholding tax of 30% on payments of interest or gross proceeds from the disposition of a debt instrument paid after December 31, 2012 to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Pursuant to Treasury Regulations and other Treasury guidance, these rules generally are not effective for payments of interest until January 1, 2014, and, in the case of payments of gross proceeds, until January 1, 2017. In addition, Treasury Regulations state that even after the effective dates the new withholding obligations will not apply to payments on, or with respect to, to obligations that are outstanding on January 1, 2014. Prospective purchasers of the Notes should consult their own tax advisors regarding the new withholding and reporting provisions.

        You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

Our Taxation as a Regulated Investment Company

        As a regulated investment company ("RIC"), we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain our qualification as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        If we:

  •
  Qualify as a RIC; and

  •
  Satisfy the Annual Distribution Requirement

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid the 4% excise tax on our income. However, depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay the 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our net ordinary income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If the IRS should adopt a position that a distribution of 20% cash and the balance in stock is not a distribution satisfying the Annual Distribution Requirement, we may find it more difficult to meet such requirement.

        Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

        Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. If we are prohibited to make distributions, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets and the amount of income available to make interest and principal payments on the Notes. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated.

DETERMINATION OF NET ASSET VALUE

        The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

        We carry our investments at fair value, as approved in good faith using written policies and procedures adopted by our board of directors. In calculating the value of our total assets, investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and, on a selected basis, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        Our investment in the subordinated notes of Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for Saratoga CLO's valuation. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows from our investment in Saratoga CLO) to perform a discounted cash flows analysis on expected future cash flows from our investment in Saratoga CLO to determine a valuation for the subordinated notes of Saratoga CLO held by us.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

  •
  an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  the audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  our board of directors discusses the valuations and approves the fair value of each investment in good faith based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates.

        The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

        In September 2006, the Financial Accounting Standards Board, (the "FASB"), issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). In conjunction with Accounting Standards Codification ("ASC") 105 issued by the FASB in June 2009, FAS 157 has been codified in ASC 820, "Fair Value Measurement and Disclosures" ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles in the United Sates, or GAAP, and expands disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

        Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

        Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

        Level 3: Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls will be determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Ongoing relationships with and monitoring of portfolio companies

        Saratoga Investment Advisors closely monitors each investment we make and, when appropriate, conducts a regular dialogue with both the management team and other debtholders and seeks specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Investment Advisors may take board seats or board observation seats.

Determinations in Connection with Offerings

        In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

  •
  the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

  •
  our management's assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

  •
  the magnitude of the difference between the NAV of our common stock most recently disclosed by us and our management's assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

        This determination will not require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors, or a committee thereof, that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made, or that any such sale below net asset value falls within the parameters of our stockholder approval to do so, or that any such offering is consistent with the applicable provisions of the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        At our 2013 Annual Meeting of Stockholders, we received approval from our stockholders to authorize us to sell or otherwise issue the Company's common stock at an offering price per share to investors that is not less than 85% of the Company's then current net asset value per share. This authorization is effective for a period of approximately one year, ending on September 26, 2014. We may seek the same, or similar, approval to sell our shares of common stock at a price below net asset value per share at our 2014 Annual Meeting of Stockholders.

        In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will need to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors will have to (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

        Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective. In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

  •
  the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

        Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to net asset value per share.

        Pursuant to the stockholder proposal, we will not sell shares of our common stock under this prospectus and any accompanying prospectus supplement if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This 15% limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage arrived at from each offering. For example, for purposes of illustration, if our most recently determined NAV per share at the time of the first offering pursuant to this registration statement is $10.00 and we have 110.0 million shares of common stock outstanding, sale of 10 million shares of common stock at net proceeds to us of $5.00 per share (an approximately 50% discount for this example) would produce dilution of approximately 4%. If we subsequently determined that our NAV per share went back to $10.00 on the then 120 million shares of common stock that were outstanding post offering and we then made an additional offering pursuant to the registration statement, we could, for example, sell approximately an additional approximate 33 million shares of common stock at net proceeds to us of $5.00 per share, which would produce dilution of approximately 11%, before we would reach the aggregate 15% limit under this registration statement.

        Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See "Risk Factors—Risks Relating to Our Common Stock—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock."

        The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

        Our current stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

        The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, all within the ranges provided in the Stockholder Proposal, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

        The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of

(1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to the Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%
Total Investment by Stockholder A(1)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A(2)	—	$(200)	—	$(900)	—	$(3,300)	—
Per Share Amounts
NAV per Share held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share held by Stockholder A(3)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share held by Stockholder A(4)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A(5)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

(1)
Assumed to be $10.00 per Share.

(2)
Represents total NAV less total investment.

(3)
Assumed to be $10.00 per Share on Shares held prior to sale.

(4)
Represents NAV per Share less Investment per Share.

(5)
Represents Dilution per Share divided by Investment per Share.

Impact On Existing Stockholders Who Do Participate in the Offering

        Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 0.2 million shares) rather than its 1% proportionate share and (b) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 0.2 million shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,200,000	20%	1,200,000	20%
Net Asset Value per Share	$10.00	9.67	(3.30)%	9.67	(3.30)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	—	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(2,050)	—	$450	—
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Net Asset Value per Share Held by Stockholder A	—	9.67	—	9.67	—
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(1.89)%	—	0.36%

Impact On New Investors

        Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,050,000	5%	1,100,000	10%	1,200,000	20%
Net Asset Value per Share	10.00	9.98	(0.20)%	9.91	(0.90)%	9.67	(3.30)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	500	—	1,000	—	2,000	—
Percentage Held by Investor A	0%	0.05%	—	0.09%	—	0.17%	—
Total Net Asset Value Held by Investor A	$—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
Net Asset Value per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws, which we collectively refer to as our "governing documents."

        As of the date of this prospectus, our authorized stock consists of 100,000,000 shares of capital stock, $0.001 par value per share, all of which are designated as shares of common stock. Our common stock trades under the symbol "SAR" on the New York Stock Exchange. There are no outstanding options or warrants to purchase our common stock. No shares of common stock have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        Under our governing documents, our board of directors is authorized to create new classes or series of shares of stock and to authorize the issuance of shares of stock without obtaining stockholder approval. Our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

        Each share of our common stock has equal rights as to earnings, assets, dividends and voting and all of our outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights.

        In the event of our liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of shares of our preferred stock, if any are outstanding at such time. Each share of our common stock entitles its holder to cast one vote on all matters submitted to a vote of stockholders, including the election and removal of directors.

        The following table sets forth information regarding our authorized shares of stock under our charter and shares of stock outstanding as of the date of this prospectus.

Title of Class	Shares Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	100,000,000	—	5,379,616

Preferred Stock

        Our governing documents authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to the issuance of shares of stock of each class or series, the board of directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock. Thus, the board of directors could authorize the issuance of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. In addition, as a business development company, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate dividend or distribution on, or purchase price of, such shares of preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock is in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding shares of preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        The Maryland General Corporation Law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our governing documents contain a provision which eliminates directors' and officers' liability to the maximum extent permitted by the Maryland General Corporation Law, subject to the requirements of the 1940 Act.

        Maryland law requires a corporation (unless its charter provides otherwise, which, our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Our charter authorizes us to obligate ourselves, and our bylaws do obligate us, to the maximum extent permitted by Maryland law and subject to any applicable requirements of the 1940 Act, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any present or former director or officer or (2) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, from and against any claim or liability to which that person may become subject for which that person may incur by reason of his or her service in such capacity. Our charter and bylaws also permit indemnification and the advancement of expenses to any person who served a predecessor to Saratoga Investment Corp. in any of the capacities described above and any of our employees or agents or any employees or agents of such predecessor.

        As a business development company, and in accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his or her status as a present or former director or officer in any action or proceeding arising out of the performance of such person's services as a present or former director or officer.

Provisions of Our Governing Documents and the Maryland General Corporation Law

        Our governing documents and the Maryland General Corporation Law contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

        Our board of directors is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

        Our governing documents provide that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eleven. Our charter provides that, except as may be provided by the board of directors in setting the terms of any class or series of shares of stock, so long as we have a class of securities registered under the Exchange Act and at least three independent directors, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. If there are no directors then in office, vacancies may be filled by stockholders at a special meeting called for such purpose. Our charter provides that a director may be removed only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Election of Directors

        Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Pursuant to our charter and bylaws, our board of directors may amend the bylaws to alter the vote required to elect directors.

Action by Stockholders

        All of our outstanding shares of common stock will generally be able to vote on any matter that is a proper subject for action by the stockholders of a Maryland corporation, including in respect of the election or removal of directors as well as other extraordinary matters. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by written or electronically-transmitted unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our governing documents regarding the calling of a stockholder-requested special meeting of stockholder discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that, with respect to an annual meeting of our stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors, (3) by any stockholder who is a stockholder of record both at the time of giving notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors, (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice by the stockholder and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws or (4) by a stockholder who is entitled to vote at the meeting in circumstances in which a special meeting of stockholders is called for the purpose of electing directors when no directors remain in office.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

        Our bylaws provide that special meetings of our stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of our stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting, except that, if no directors remain in office, a special meeting of our stockholders shall be called to elect directors by the secretary upon the written request of holders entitled to cast at least 10% of the votes entitled to be cast generally in the election of directors.

Amendment of Governing Documents

        Under Maryland law, a Maryland corporation generally cannot dissolve or amend its charter unless the corporation's board of directors declares the dissolution or amendment to be advisable and the dissolution or amendment is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of amendments to our charter by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter also provides that certain charter amendments and proposals for our liquidation, dissolution or conversion, whether by merger or otherwise, from a closed-end company to an open-end company require the approval of the stockholders entitled to cast at least two- thirds percent of the votes entitled to be cast on such matter. If such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are, as defined in our charter, our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

        Our governing documents provide that the board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

Approval of Extraordinary Actions

        Under Maryland law, a Maryland corporation generally cannot amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless the corporation's board of directors declares action or transaction to be advisable and the action or transaction is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

        Except for a merger that would result in our conversion to an open-end company, which requires the approval described above, our charter provides that we may merge, sell all or substantially all of our assets, engage in a consolidation or share exchange or engage in similar transactions, if such transaction is declared advisable by our board of directors and approved by a majority of all of the votes entitled to be cast on the matter.

No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our governing documents provide that our stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

        The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholder meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholder meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our common stock. Such provision could also be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting from the provisions of the Maryland Business Combination Act any business combination between us and any other person. If our board of directors adopts resolutions causing us to be subject to the provisions of the Business Combination Act, these provisions may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act or the Business Combination Act (if we amend our bylaws to be subject to such Acts), or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

        We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the title of such subscription rights;

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  the exercise price or a formula for the determination of the exercise price for such subscription rights;

  •
  the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable;

  •
  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

  •
  if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

  •
  any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR DEBT SECURITIES

        We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "—Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to our debt securities.

        This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We have filed a form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any Events of Default (as defined in "Events of Default" below);

  •
  whether the series of debt securities are issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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  whether the debt securities are subject to subordination and the terms of such subordination;

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  whether the debt securities are secured and the terms of any security interest;

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  the listing, if any, on a securities exchange; and

  •
  any other terms.

        The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

        We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC will affect our ability to raise additional capital."

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities") may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "—Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting.

In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices;

  •
  whether it imposes fees or charges;

  •
  how it would handle a request for the holders' consent, if ever required;

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "—Termination of a Global Security." As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

  •
  an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "—Issuance of Securities in Registered Form" above;

  •
  an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

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  an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

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  the depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

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  if we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

  •
  an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee;

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

  •
  financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

        If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "—Issuance of Securities in Registered Form" above.

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

        Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  we do not pay the principal of (or premium, if any, on) a debt security of the series when due;

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  we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

  •
  we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

  •
  we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);

  •
  we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

  •
  the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or

  •
  any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

        If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

        The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an "indemnity"). If indemnity reasonably satisfactory to it is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the costs, expenses and other liabilities of taking that action;

  •
  the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

  •
  the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

        Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another corporation. We are also permitted to sell all or substantially all of our assets to another corporation. However, we may not take any of these actions unless all the following conditions are met:

  •
  where we merge out of existence or sell substantially all our assets, the resulting corporation or transferee must agree to be legally responsible for our obligations under the debt securities;

  •
  the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

  •
  we must deliver certain certificates and documents to the trustee; and

  •
  we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

  •
  if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

  •
  for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

  •
  for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "—Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

        Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under "—Indenture Provisions—Subordination" below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for covenant defeasance contained in any supplemental indentures.

        If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

        If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for full defeasance contained in any supplemental indentures.

        If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under "—Indenture Provisions—Subordination", such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form;

  •
  without interest coupons; and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

        Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

        If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

        Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

        In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

        U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

        As described further below, subject to receiving shareholder approval to issue warrants at our 2014 Annual Meeting of Stockholders, we may issue warrants to purchase shares of our common stock or debt securities. Such warrants may be issued independently or together with shares of common stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title and aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

  •
  in the case of warrants to purchase common stock, the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

  •
  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

  •
  the terms of any rights to redeem, or call such warrants;

  •
  information with respect to book-entry procedures, if any;

  •
  the terms of the securities issuable upon exercise of the warrants;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Each warrant will entitle the holder to purchase for cash such common stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

        Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

        Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

        Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

        At our 2014 Annual Meeting of Stockholders, we will seek the approval of our stockholders to approve a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings, including under such circumstance. Such authorization will have no expiration. If we do not receive such stockholder approval, we will not issue any warrants.

PLAN OF DISTRIBUTION

        We may offer, from time to time, in one or more offerings or series, up to $50,000,000 of our common stock, debt securities or warrants to purchase common stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

        The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must generally equal or exceed the net asset value per share of our common stock. We may under certain circumstances consider selling our securities at prices below our net asset value per share consistent with the terms of our stockholder approval to sell our shares of common stock at a price below our net asset value per share.

        In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

        Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

        Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

        We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we generally do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent for our common stock. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038. U.S. Bank National Association, our trustee under an indenture and the first supplemental indenture thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The principal business address of our trustee is 214 N. Tyron Street, 12th Floor, Charlotte, North Carolina 28202.

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP, our independent registered public accounting firm, has audited our consolidated financial statements as of February 28, 2014 and February 28, 2013 and the three years ended February 28, 2014, February 28, 2013 and February 29, 2012 and the related senior securities table, as set forth in their reports. We have included our consolidated financial statements and our senior securities table in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. Ernst & Young LLP's principal business address is 5 Times Square, New York, New York 10036.

AVAILABLE INFORMATION

        As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

 PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Saratoga Investment Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Saratoga Investment Corp.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below:

  •
  Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

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  Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

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  Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of Saratoga Investment Corp.

        We have audited the accompanying consolidated statement of assets and liabilities of Saratoga Investment Corp. (the "Company") as of February 28, 2014 and February 28, 2013, including the consolidated schedule of investments, and the related consolidated statements of operations, changes in net assets and cash flows for the years ended February 28, 2014, February 28, 2013 and February 29, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian, debt agents and lenders. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Saratoga Investment Corp. at February 28, 2014 and February 28, 2013, and the consolidated results of its operations, changes in its net assets and its cash flows for the years ended February 28, 2014, February 28, 2013 and February 29, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, NY
May 27, 2014

Saratoga Investment Corp.

Consolidated Statements of Assets and Liabilities

	As of
	February 28, 2014	February 28, 2013
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $185,266,607 and $130,465,086, respectively)	$186,275,106	$129,563,428
Control investments (cost of $16,555,808 and $18,944,966 respectively)	19,569,596	25,516,959

Total investments at fair value (amortized cost of $201,822,415 and $149,410,052 respectively)	205,844,702	155,080,387
Cash and cash equivalents	3,293,898	149,025
Cash and cash equivalents, reserve accounts	3,293,113	12,086,142
Interest receivable, (net of reserve of $150,058 and $53,543, respectively)	2,571,853	2,889,358
Deferred debt financing costs, net	4,008,704	2,090,184
Management fee receivable	150,106	215,853
Other assets	14,461	83,407
Receivable from unsettled trades	—	1,817,074

Total assets	$219,176,837	$174,411,430

LIABILITIES
Revolving credit facility	$—	$24,300,000
SBA debentures payable	50,000,000	36,000,000
Notes payable	48,300,000	—
Management and incentive fees payable	3,856,962	4,509,322
Accounts payable and accrued expenses	824,568	435,038
Interest and debt fees payable	873,135	257,796
Due to manager	398,154	222,513

Total liabilities	$104,252,819	$65,724,669

Commitments and contingencies (See Note 8)
NET ASSETS
Common stock, par value $.001, 100,000,000 common shares authorized, 5,379,616 and 4,730,116 common shares issued and outstanding, respectively	$5,380	$4,730
Capital in excess of par value	184,851,154	174,824,076
Distribution in excess of net investment income	(29,627,578)	(24,522,951)
Accumulated net realized loss from investments and derivatives	(44,327,225)	(47,289,427)
Net unrealized appreciation on investments and derivatives	4,022,287	5,670,333

Total Net Assets	114,924,018	108,686,761

Total liabilities and Net Assets	$219,176,837	$174,411,430

NET ASSET VALUE PER SHARE	$21.36	$22.98

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Operations

	For the year ended February 28, 2014	For the year ended February 28, 2013	For the year ended February 29, 2012
INVESTMENT INCOME
Interest from investments
Non-control/Non-affiliate investments	$15,832,083	$9,176,156	$5,613,705
Payment-in-kind interest income from Non-control/Non-affiliate investments	936,208	1,062,687	1,442,004
Control investments	3,410,868	4,205,509	4,198,007

Total interest income	20,179,159	14,444,352	11,253,716
Interest from cash and cash equivalents	7,932	5,956	7,865
Management fee income	1,775,141	2,000,072	2,011,516
Other income	931,513	556,427	238,579

Total investment income	22,893,745	17,006,807	13,511,676

EXPENSES
Interest and debt financing expenses	6,083,891	2,540,413	1,297,985
Base management fees	3,326,879	2,107,378	1,617,496
Professional fees	1,211,836	1,190,587	1,455,380
Administrator expenses	1,000,000	1,000,000	1,000,000
Incentive management fees	691,492	2,044,788	1,257,087
Insurance	442,977	516,121	578,746
Directors fees and expenses	204,607	206,705	208,851
General & administrative	789,208	368,815	389,825
Other expense	21,207	4,434	5,445

Total expenses	13,772,097	9,979,241	7,810,815

NET INVESTMENT INCOME	9,121,648	7,027,566	5,700,861

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investments	1,270,765	561,700	(12,185,997)
Net realized loss from derivatives	—	(131,000)	—
Net unrealized appreciation (depreciation) on investments	(1,648,046)	7,012,726	19,776,469
Net unrealized appreciation (depreciation) on derivatives	—	130,925	(16,190)

Net gain (loss) on investments	(377,281)	7,574,351	7,574,282

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,744,367	$14,601,917	$13,275,143

WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS PER COMMON SHARE	$1.78	$3.55	$3.87
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING—BASIC AND DILUTED	4,920,517	4,110,484	3,434,345

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 28, 2014

Company(a)	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—162.1%(b)
PATS Aircraft, LLC	Aerospace	Common Stock	51,813	89,636	89,636	0.1%
PATS Aircraft, LLC	Aerospace	First Lien Term Loan 8.50% Cash, 10/6/2016	$254,598	254,598	254,598	0.2%

		Total Aerospace		344,234	344,234	0.3%

National Truck Protection Co., Inc.(d)(g)	Automotive	Common Stock	1,116	1,000,000	1,152,531	1.0%
National Truck Protection Co., Inc.(d)	Automotive	First Lien Term Loan 15.50% Cash, 9/13/2018	$8,250,000	8,250,000	8,250,000	7.2%
Take 5 Oil Change, L.L.C.(d)(g)	Automotive	Common Stock	7,128	712,800	1,217,747	1.1%

		Total Automotive		9,962,800	10,620,278	9.3%

Legacy Cabinets Holdings(d)(g)	Building Products	Common Stock Voting A-1	2,535	220,900	552,351	0.5%
Legacy Cabinets Holdings(d)(g)	Building Products	Common Stock Voting B-1	1,600	139,424	348,624	0.3%

		Total Building Products		360,324	900,975	0.8%

ARSloane Acquistion, LLC	Business Services	First Lien Term Loan 7.50% Cash, 10/1/2019	$997,500	988,200	1,004,981	0.9%
BMC Software, Inc.(d)	Business Services	First Lien Term Loan 5.00% Cash, 9/10/2020	$6,000,000	5,943,801	6,013,800	5.2%
Dispensing Dynamics International(d)	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$7,000,000	6,882,278	7,525,000	6.5%
Easy Ice, LLC(d)	Business Services	First Lien Term Loan 14.00% (11.00% Cash 3.00% PIK), 3/29/2018	$7,507,024	7,387,970	7,507,024	6.5%
Emily Street Enterprises, L.L.C.(d)	Business Services	Senior Secured Note 12.00% (11.00% Cash/1.00% PIK), 12/28/2017	$5,767,983	5,680,703	5,767,983	5.0%
Emily Street Enterprises, L.L.C.(d)(g)	Business Services	Warrant Membership Interests	49,318	400,000	601,679	0.5%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	First Lien Term Loan 5.50% Cash, 6/28/2019	$3,990,000	3,954,385	3,960,075	3.5%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	Second Lien Term Loan 9.50% Cash, 6/28/2020	$2,000,000	1,972,758	2,000,000	1.7%
Knowland Technology Holdings, L.L.C.(d)	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$6,200,000	6,107,034	6,200,000	5.4%
Trinet HR Corporation (SOI Holdings, Inc.)(d)	Business Services	First Lien Term Loan 5.00% Cash, 8/20/2020	$4,987,500	4,941,335	5,018,921	4.4%
Trinet HR Corporation (SOI Holdings, Inc.)(d)	Business Services	Second Lien Term Loan 8.75% Cash, 2/20/2021	$2,500,000	2,453,145	2,518,750	2.2%
Vector Controls Holding Co., LLC(d)	Business Services	First Lien Term Loan, 14.00% (12.00% Cash, 2.00% PIK), 3/6/2018	$9,261,074	9,115,415	9,075,853	7.9%
Vector Controls Holding Co., LLC(d)(g)	Business Services	Warrants to Purchase Limited Liability Company Interests	101	—	136,217	0.1%

		Total Business Services		55,827,024	57,330,283	49.8%

Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 11.00% Cash, 5/24/2016	$3,738,369	3,704,766	3,663,602	3.2%
Targus Holdings, Inc.(d)(g)	Consumer Products	Common Stock	62,413	566,765	730,232	0.6%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$2,054,158	2,054,158	1,387,848	1.2%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2014

Company(a)	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Note 16.00% Cash, 10/26/2018	$384,577	379,471	336,505	0.3%

		Total Consumer Products		6,705,160	6,118,187	5.3%

Avionte Holdins, LLC	Consumer Services	Common Stock	$100,000	100,000	100,000	0.1%
Avionte Holdins, LLC	Consumer Services	First Lien Term Loan 9.75% Cash, 1/8/2019	$3,000,000	2,940,000	3,000,000	2.6%
CFF Acquisition L.L.C.(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$1,319,891	1,273,596	1,319,891	1.1%
Expedited Travel L.L.C.(d)	Consumer Services	First Lien Term Loan 9.00% Cash, 12/28/2017	$4,580,000	4,501,104	4,580,000	4.0%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 6.25% Cash, 7/1/2019	$4,274,194	4,236,035	4,247,694	3.7%
PrePaid Legal Services, Inc.(d)	Consumer Services	Second Lien Term Loan 9.75% Cash, 7/1/2020	$5,000,000	4,931,888	5,044,000	4.4%

		Total Consumer Services		17,982,623	18,291,585	15.9%

M/C Acquisition Corp., L.L.C.(d)(g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 3/13/14	$2,512,184	1,358,250	90,128	0.1%

		Total Education		1,388,491	90,128	0.1%

Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,901,547	6,901,547	6,741,431	5.9%

		Total Electronics		6,901,547	6,741,431	5.9%

USS Parent Holding Corp.(d)(g)	Environmental	Non Voting Common Stock	765	133,002	220,992	0.2%
USS Parent Holding Corp.(d)(g)	Environmental	Voting Common Stock	17,396	3,025,798	5,027,574	4.4%

		Total Environmental		3,158,800	5,248,566	4.6%

DS Waters of America, Inc.(d)	Food and Beverage	First Lien Term Loan 5.25% Cash, 8/30/2020	$2,493,750	2,470,506	2,531,156	2.2%
HOA Restaurant Group, L.L.C.(d)	Food and Beverage	Senior Secured Note 11.25% Cash, 4/1/2017	$4,000,000	3,918,437	4,240,000	3.7%
TB Corp.(d)	Food and Beverage	First Lien Term Loan 5.75% Cash, 6/19/2018	$5,101,971	5,082,013	5,127,481	4.5%
TB Corp.(d)	Food and Beverage	Unsecured Note 13.50% (12.00% Cash/1.50% PIK), 12/20/2018	$2,543,154	2,513,130	2,555,870	2.2%
TM Restaurant Group L.L.C.(d)	Food and Beverage	First Lien Term Loan 7.75% Cash, 7/16/2017	$2,845,690	2,831,271	2,831,462	2.5%

		Total Food and Beverage		16,815,357	17,285,969	15.1%

Bristol Hospice, LLC	Healthcare Services	Senior Secured Note 11.00%(10.00% Cash/1.00% PIK), 11/29/2018	$5,509,782	5,405,325	5,509,782	4.8%
Oceans Acquisition, Inc.(d)	Healthcare Services	First Lien Term A Loan 10.75% Cash, 12/27/2017	$6,373,113	6,273,020	6,373,113	5.6%
Oceans Acquisition, Inc.(d)	Healthcare Services	First Lien Term B Loan 10.75% Cash, 12/27/2017	$500,000	490,224	500,000	0.4%
Smile Brands Group Inc.(d)	Healthcare Services	First Lien Term Loan 7.50% Cash, 8/16/2019	$4,488,750	4,406,559	4,488,750	3.9%
Surgical Specialties Corporation (US), Inc.(d)	Healthcare Services	First Lien Term Loan 7.25% Cash, 8/22/2018	$2,437,500	2,415,591	2,449,688	2.1%
Zest Holdings, LLC(d)	Healthcare Services	First Lien Term Loan 6.50% Cash, 8/16/2020	$4,488,750	4,405,073	4,488,750	3.9%

		Total Healthcare Services		23,395,792	23,810,083	20.7%

McMillin Companies L.L.C.(d)(g)	Homebuilding	Senior Secured Note 0% Cash, 12/31/2013	$550,000	558,434	344,355	0.3%

		Total Homebuilding		558,434	344,355	0.3%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2014

Company(a)	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Distribution International, Inc.(d)	Manufacturing	First Lien Term Loan 7.50% Cash, 7/16/2019	$5,970,000	5,916,094	5,970,000	5.2%

		Total Manufacturing		5,916,094	5,970,000	5.2%

Elyria Foundry Company, L.L.C.(d)	Metals	Senior Secured Note 17.00% (13.00% Cash/4.00% PIK), 9/14/2014	$8,859,614	8,859,614	6,644,711	5.8%
Elyria Foundry Company, L.L.C.(d)(g)	Metals	Warrants to Purchase Limited Liability Company Interests (2008)	7,000	20	—	0.0%
Elyria Foundry Company, L.L.C.(d)(g)	Metals	Warrants to Purchase Limited Liability Company Interests (2013)	18,227	—	—	0.0%

		Total Metals		8,859,634	6,644,711	5.8%

Network Communications, Inc.(d)(g)	Publishing	Common Stock	380,572	—	—	0.0%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$2,601,736	2,202,168	1,190,888	1.0%

		Total Publishing		2,202,168	1,190,888	1.0%

Community Investors, Inc.(d)(g)	Software	Common Stock	1,282	1,282	1,449	0.0%
Community Investors, Inc.(d)	Software	First Lien Term Loan 9.75% Cash, 5/9/2018	$6,983,333	6,863,915	6,983,333	6.1%
Community Investors, Inc.(d)	Software	Revolver	$166,667	—	—	0.0%
Community Investors, Inc.(d)(g)	Software	Preferred Stock	135,584	135,584	153,210	0.1%
Pen-Link, Ltd.	Software	Second Lien Term Loan 12.50% Cash, 5/26/2019	$11,500,000	11,280,887	11,500,000	10.0%

		Total Software		18,281,668	18,637,992	16.2%

Advanced Air & Heat of Florida, LLC	Utilities	First Lien Term Loan 10.00% Cash, 1/31/2019	$6,705,441	6,606,457	6,705,441	5.8%

		Total Utilities		6,606,457	6,705,441	5.8%

Sub Total Non-control/Non-affiliated investments				185,266,607	186,275,106	162.1%

Control investments—17.0%(b)
Saratoga Investment Corp. CLO 2013-1, Ltd.(d)(e)(f)	Structured Finance Securities	Other/Structured Finance Securities 15.16%, 10/17/2023	$30,000,000	16,555,808	19,569,596	17.0%

Sub Total Control investments				16,555,808	19,569,596	17.0%

TOTAL INVESTMENTS—179.1%(b)				$201,822,415	$205,844,702	179.1%

(a)
All of our equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Saratoga Investment Corp. CLO 2013-1, Ltd.
(b)
Percentages are based on net assets of $114,924,018 as of February 28, 2014.
(c)
Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).
(d)
These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)
15.16% represents the modeled effective interest rate that is expected to be earned over the life of the investment.
(f)
As defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$3,410,868	$1,775,141	$—	$3,013,788
(g)
Non-income producing at February 28, 2014.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 28, 2013

Company(a)	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—119.2%(b)
Coast Plating, Inc.(d)	Aerospace	First Lien Term Loan 11.70% Cash, 9/13/2014	$2,550,000	$2,550,000	$2,550,000	2.3%
Coast Plating, Inc.(d)	Aerospace	First Lien Term Loan 13.20% Cash, 9/13/2014	$950,000	950,000	950,000	0.9%

		Total Aerospace		3,500,000	3,500,000	3.2%

National Truck Protection Co., Inc.(d)(h)	Automotive	Common Stock	589	500,000	591,827	0.5%
National Truck Protection Co., Inc.(d)	Automotive	First Lien Term Loan 15.50% Cash 8/10/2017	$5,500,000	5,500,000	5,500,000	5.1%
Take 5 Oil Change, L.L.C.(d)	Automotive	First Lien Term Loan 9.00% Cash, 11/28/2016	$6,000,000	6,000,000	6,000,000	5.5%
Take 5 Oil Change, L.L.C.(d)	Automotive	First Lien Term Loan 13.00% Cash, 11/28/2016	$2,000,000	1,961,761	2,000,000	1.8%
Take 5 Oil Change, L.L.C.(d)(h)	Automotive	Common Stock	7,128	712,800	712,800	0.7%

		Total Automotive		14,674,561	14,804,627	13.6%

Legacy Cabinets Holdings(d)(h)	Building Products	Common Stock Voting A-1	2,535	220,900	—	0.0%
Legacy Cabinets Holdings(d)(h)	Building Products	Common Stock Voting B-1	1,600	139,424	—	0.0%
Legacy Cabinets, Inc.(d)	Building Products	First Lien Term Loan 7.25% (1.00% Cash/6.25% PIK), 5/3/2014	$332,229	332,229	267,378	0.2%

		Total Building Products		692,553	267,378	0.2%

Emily Street Enterprises, L.L.C.(d)	Business Services	Senior Secured Note 14.00% (13.00% Cash/1.00% PIK), 12/28/2017	$5,705,384	5,595,317	5,705,384	5.2%
Emily Street Enterprises, L.L.C.(d)(h)	Business Services	Warrant Membership Interests	49,318	400,000	399,969	0.4%
Dispensing Dynamics International(d)	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$7,000,000	6,860,186	7,000,000	6.4%
Knowland Technology Holdings, L.L.C.(d)	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$6,200,000	6,082,248	6,200,000	5.7%
Sourcehov LLC(d)	Business Services	Second Lien Term Loan 10.50% Cash, 4/29/2018	$3,000,000	2,648,298	2,850,000	2.6%

		Total Business Services		21,586,049	22,155,353	20.3%

C.H.I. Overhead Doors, Inc.(d)	Consumer Products	First Lien Term Loan 7.25% Cash, 8/17/2017	$4,974,747	4,930,481	5,024,495	4.7%
Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 11.00% Cash, 5/24/2016	$3,940,003	3,888,460	3,956,551	3.6%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$1,914,341	1,914,341	1,116,252	1.0%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Note 16.00% Cash, 10/26/2018	$332,500	326,320	305,334	0.3%
Targus Holdings, Inc.(d)(h)	Consumer Products	Common Stock	62,413	566,765	3,324,741	3.1%

		Total Consumer Products		11,626,367	13,727,373	12.7%

CFF Acquisition L.L.C.(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$2,161,391	2,032,060	2,154,475	2.0%
Expedited Travel L.L.C.(d)	Consumer Services	First Lien Term Loan 12.00% Cash, 12/28/2017	$5,500,000	5,380,520	5,500,000	5.0%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 11.00% Cash, 12/31/2016	$3,000,000	2,936,860	3,000,000	2.8%

		Total Consumer Services		10,349,440	10,654,475	9.8%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2013

Company(a)	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 12/31/2012	$2,740,780	1,586,846	291,893	0.3%
M/C Acquisition Corp., L.L.C.(d)(h)	Education	Class A Common Stock	544,761	30,242	—	0.0%

		Total Education		1,617,088	291,893	0.3%

Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,824,717	6,824,717	6,720,981	6.2%

		Total Electronics		6,824,717	6,720,981	6.2%

USS Parent Holding Corp.(d)(h)	Environmental	Non Voting Common Stock	765	133,002	125,981	0.1%
USS Parent Holding Corp.(d)(h)	Environmental	Voting Common Stock	17,396	3,025,798	2,866,065	2.7%

		Total Environmental		3,158,800	2,992,046	2.8%

DS Waters of America, Inc.(d)	Food and Beverage	First Lien Term Loan 10.50% Cash, 8/29/2017	$3,970,000	3,994,704	4,049,400	3.7%
HOA Restaurant Group, L.L.C.(d)	Food and Beverage	Senior Secured Note 11.25% Cash, 4/1/2017	$4,000,000	3,897,940	3,560,000	3.3%
TB Corp.(d)	Food and Beverage	First Lien Term Loan 5.81% Cash, 6/19/2018	$5,153,506	5,128,662	5,140,622	4.7%
TB Corp.(d)	Food and Beverage	Unsecured Note 13.50% (12.00% Cash/1.50% PIK), 2/19/2017	$2,504,585	2,468,317	2,492,062	2.3%
TM Restaurant Group L.L.C.(d)	Food and Beverage	First Lien Term Loan 7.75% Cash, 7/17/2017	$2,962,500	2,943,045	2,956,871	2.7%

		Total Food and Beverage		18,432,668	18,198,955	16.7%

Oceans Acquisition, Inc.(d)	Healthcare Services	First Lien Term Loan 10.75% Cash, 12/27/2017	$7,500,000	7,351,433	7,500,000	6.9%
Maverick Healthcare Group(d)	Healthcare Services	First Lien Term Loan 10.75% Cash, 12/31/2016	$4,900,000	4,835,389	4,900,000	4.5%

		Total Healthcare Services		12,186,822	12,400,000	11.4%

McMillin Companies L.L.C.(d)(h)	Homebuilding	Senior Secured Note 0% Cash, 12/31/2013	$550,000	536,764	315,370	0.3%

		Total Homebuilding		536,764	315,370	0.3%

Capstone Logistics, L.L.C.(d)	Logistics	First Lien Term Loan 7.50% Cash, 9/16/2016	$899,769	889,798	908,766	0.8%
Capstone Logistics, L.L.C.(d)	Logistics	First Lien Term Loan 13.50% Cash, 9/16/2016	$3,693,369	3,652,443	3,767,236	3.5%
Worldwide Express Operations, L.L.C.(d)	Logistics	First Lien Term Loan 7.50% Cash, 6/30/2013	$6,527,979	6,461,295	6,504,478	6.0%

		Total Logistics		11,003,536	11,180,480	10.3%

Elyria Foundry Company, L.L.C.(d)	Metals	Senior Secured Note 17.00% (13.00% Cash/4.00% PIK), 3/1/2013	$7,728,566	7,728,566	6,723,852	6.2%
Elyria Foundry Company, L.L.C.(d)(h)	Metals	Warrants to Purchase Limited Liability Company Interests	3,000	—	—	0.0%

		Total Metals		7,728,566	6,723,852	6.2%

Network Communications, Inc.(d)	Publishing	Unsecured Note 8.60% PIK, 1/14/2020	$2,500,198	2,049,660	960,827	0.9%
Network Communications, Inc.(d)(h)	Publishing	Common Stock	211,429	—	—	0.0%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2013

Company(a)	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Penton Media, Inc.(d)	Publishing	First Lien Term Loan 6.00% (4.00% Cash/2.00% PIK), 8/1/2014	$4,839,189	4,497,495	4,669,818	4.3%

		Total Publishing		6,547,155	5,630,645	5.2%

Sub Total Non-control/Non-affiliated investments				130,465,086	129,563,428	119.2%

Control investments—23.5%(b)
GSC Partners CDO GP III, LP(g)(h)	Financial Services	100% General Partnership Interest	—	—	—	0.0%
GSC Investment Corp. CLO 2007 LTD.(d)(e)(g)	Structured Finance Securities	Other/Structured Finance Securities 23.06%, 1/21/2020	$30,000,000	18,944,966	25,516,959	23.5%

Sub Total Control investments				18,944,966	25,516,959	23.5%

Affiliate investments—0.0%(b)
GSC Partners CDO GP III, LP(f)(h)	Financial Services	6.24% Limited Partnership Interest	—	—	—	0.0%

Sub Total Affiliate investments				—	—	0.0%

TOTAL INVESTMENTS—142.7%(b)				$149,410,052	$155,080,387	142.7%

(a)
All of our equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except GSC Investment Corp. CLO 2007 Ltd. and GSC Partners CDO GP III, LP.

(b)
Percentages are based on net assets of $108,686,761 as of February 28, 2013.

(c)
Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).

(d)
These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).

(e)
23.06% represents the modeled effective interest rate that is expected to be earned over the life of the investment.

(f)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—

(g)
As defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
GSC Investment Corp. CLO 2007 LTD.	$—	$—	$—	$4,205,509	$2,000,072	$—	$6,571,992
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—
(h)
Non-income producing at February 28, 2013.

Saratoga Investment Corp.

Consolidated Statements of Changes in Net Assets

	For the year ended February 28, 2014	For the year ended February 28, 2013	For the year ended February 29, 2012
INCREASE FROM OPERATIONS:
Net investment income	$9,121,648	$7,027,566	$5,700,861
Net realized gain (loss) from investments	1,270,765	561,700	(12,185,997)
Net realized loss from derivatives	—	(131,000)	—
Net unrealized appreciation (depreciation) on investments	(1,648,046)	7,012,726	19,776,469
Net unrealized appreciation (depreciation) on derivatives	—	130,925	(16,190)

Net increase in net assets from operations	8,744,367	14,601,917	13,275,143

DECREASE FROM SHAREHOLDER DISTRIBUTIONS:
Distributions declared	(12,534,807)	(16,475,809)	(9,831,231)

Net decrease in net assets from shareholder distributions	(12,534,807)	(16,475,809)	(9,831,231)

CAPITAL SHARE TRANSACTIONS:
Stock dividend distribution	10,027,697	13,180,503	7,864,784

Net increase in net assets from capital share transactions	10,027,697	13,180,503	7,864,784

Total increase in net assets	6,237,257	11,306,611	11,308,696
Net assets at beginning of period	108,686,761	97,380,150	86,071,454

Net assets at end of period	$114,924,018	$108,686,761	$97,380,150

Net asset value per common share	$21.36	$22.98	$25.12
Common shares outstanding at end of period	5,379,616	4,730,116	3,876,661
Distribution in excess of net investment income	$(29,627,578)	$(24,522,951)	$(13,920,068)

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Cash Flows

	For the year ended February 28, 2014	For the year ended February 28, 2013	For the year ended February 29, 2012
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,744,367	$14,601,917	$13,275,143
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
Paid-in-kind interest income	(1,007,494)	(1,062,687)	(1,442,004)
Net accretion of discount on investments	(666,849)	(975,475)	(1,191,822)
Amortization of deferred debt financing costs	903,289	482,306	674,724
Net realized (gain) loss from investments	(1,270,765)	(561,700)	12,185,997
Net realized loss from derivatives	—	131,000	—
Net unrealized (appreciation) depreciation on investments	1,648,046	(7,012,726)	(19,776,469)
Net unrealized (appreciation) depreciation on derivatives	—	(130,925)	16,190
Proceeds from sale and redemption of investments	71,606,736	21,487,698	33,568,147
Purchase of investments	(121,073,990)	(71,595,649)	(38,678,936)
(Increase) decrease in operating assets:
Cash and cash equivalents, reserve accounts	8,793,029	13,448,053	(21,164,208)
Interest receivable	317,505	(1,199,954)	(23,321)
Management fee receivable	65,747	11,728	4,172
Other assets	68,946	11,416	(9,657)
Receivable from unsettled trades	1,817,074	(1,757,563)	(59,511)
Increase (decrease) in operating liabilities:
Payable for unsettled trades	—	(4,072,500)	(827,500)
Management and incentive fees payable	(652,360)	1,623,652	681,864
Accounts payable and accrued expenses	389,530	(269,911)	(80,537)
Interest and credit facility fees payable	615,339	204,534	(14,530)
Due to manager	175,641	(171,581)	154,094

NET CASH USED BY OPERATING ACTIVITIES	(29,526,209)	(36,808,367)	(22,708,164)

Financing activities
Borrowings on debt	18,000,000	55,550,000	20,000,000
Paydowns on debt	(28,300,000)	(15,250,000)	(4,500,000)
Issuance of notes	48,300,000	—	—
Debt financing cost	(2,821,806)	(1,373,000)	(235,446)
Payments of cash dividends	(2,507,112)	(3,295,306)	(1,966,447)

NET CASH PROVIDED BY FINANCING ACTIVITIES	32,671,082	35,631,694	13,298,107

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,144,873	(1,176,673)	(9,410,057)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	149,025	1,325,698	10,735,755

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,293,898	$149,025	$1,325,698

Supplemental Information:
Interest paid during the period	$4,565,262	$1,853,573	$637,791
Supplemental non-cash information:
Paid-in-kind interest income	$1,007,494	$1,062,687	$1,442,004
Net accretion of discount on investments	$666,849	$975,475	$1,191,822
Amortization of deferred credit facility financing costs	$903,289	$482,306	$674,724
Stock dividend distribution	$10,027,697	$13,180,503	$7,864,784

See accompanying notes to consolidated financial statements.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 28, 2014

Note 1. Organization and Basis of Presentation

        Saratoga Investment Corp. (the "Company", "we", "our" and "us") is a non-diversified closed end management investment company incorporated in Maryland that has elected to be treated and is regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). We commenced operations on March 23, 2007 as GSC Investment Corp. and completed our initial public offering ("IPO") on March 28, 2007. We have elected to be treated as a regulated investment company ("RIC") under subchapter M of the Internal Revenue Code (the "Code"). We expect to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments.

        GSC Investment, LLC (the "LLC") was organized in May 2006 as a Maryland limited liability company. As of February 28, 2007, the LLC had not yet commenced its operations and investment activities.

        On March 21, 2007, the Company was incorporated and concurrently therewith the LLC was merged with and into the Company, with the Company as the surviving entity, in accordance with the procedure for such merger in the LLC's limited liability company agreement and Maryland law. In connection with such merger, each outstanding limited liability company interest of the LLC was converted into a share of common stock of the Company.

        On July 30, 2010, the Company changed its name from "GSC Investment Corp." to "Saratoga Investment Corp." in conjunction with the transaction described in "Note 14. Recapitalization Transaction" below.

        We are externally managed and advised by our investment adviser, Saratoga Investment Advisors, LLC (the "Manager"), pursuant to the Management Agreement. Prior to July 30, 2010, we were managed and advised by GSCP (NJ), L.P.

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP ("SBIC LP"), received a Small Business Investment Company ("SBIC") license from the Small Business Administration ("SBA").

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and include the accounts of the Company and its special purpose financing subsidiary, Saratoga Investment Funding, LLC (previously known as GSC Investment Funding LLC). All intercompany accounts and transactions have been eliminated in consolidation. All references made to the "Company," "we," and "us" herein include Saratoga Investment Corp. and its consolidated subsidiary, except as stated otherwise.

Note 2. Summary of Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

        The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 2. Summary of Significant Accounting Policies (Continued)

statements, and income, gains (losses) and expenses during the period reported. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

        Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value. Per section 12(d)(1)(A) of the 1940 Act, the Company may not invest in another registered investment company such as, a money market fund if such investment would cause the Company to exceed any of the following limitations:

  •
  we were to own more than 3.0% of the total outstanding voting stock of the money market fund;

  •
  we were to hold securities in the money market fund having an aggregate value in excess of 5.0% of the value of our total assets; or

  •
  we were to hold securities in money market funds and other registered investment companies and BDCs having an aggregate value in excess of 10.0% of the value of our total assets.

Cash and Cash Equivalents, Reserve Accounts

        Cash and cash equivalents, reserve accounts include amounts held in designated bank accounts in the form of cash and short-term liquid investments in money market funds representing payments received on secured investments or other reserved amounts associated with our $45.0 million senior secured revolving credit facility with Madison Capital Funding LLC. The Company is required to use these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the terms of the senior secured revolving credit facility.

Investment Classification

        The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, "Control Investments" are defined as investments in companies in which we own more than 25.0% of the voting securities or maintain greater than 50.0% of the board representation. Under the 1940 Act, "Affiliated Investments" are defined as those non-control investments in companies in which we own between 5.0% and 25.0% of the voting securities. Under the 1940 Act, "Non-affiliated Investments" are defined as investments that are neither Control Investments nor Affiliated Investments.

Investment Valuation

        The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 2. Summary of Significant Accounting Policies (Continued)

principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

        Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from our Manager, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  Each investment is initially valued by the responsible investment professionals of our Manager and preliminary valuation conclusions are documented and discussed with the senior management of our Manager; and

  •
  An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  The audit committee of our board of directors reviews each preliminary valuation and our Manager and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of our Manager, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

        Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. ("Saratoga CLO") is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 2. Summary of Significant Accounting Policies (Continued)

Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Derivative Financial Instruments

        We account for derivative financial instruments in accordance with ASC Topic 815, Derivatives and Hedging ("ASC 815"). ASC 815 requires recognizing all derivative instruments as either assets or liabilities on the consolidated statements of assets and liabilities at fair value. The Company values derivative contracts at the closing fair value provided by the counterparty. Changes in the values of derivative contracts are included in the consolidated statements of operations.

Investment Transactions and Income Recognition

        Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

        Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, ("ASC 325-40"), based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 2. Summary of Significant Accounting Policies (Continued)

Paid-in-Kind Interest

        The Company holds debt investments in its portfolio that contain a payment-in-kind ("PIK") interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Deferred Debt Financing Costs

        Financing costs incurred in connection with our credit facility are deferred and amortized using the straight line method over the life of their respective facilities. Financing costs incurred in connection with our SBA debentures are deferred and amortized using the effective yield method over the life of the debentures.

Contingencies

        In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

        In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company.

Income Taxes

        The Company has filed an election to be treated for tax purposes as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

        In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 2. Summary of Significant Accounting Policies (Continued)

        In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

        ASC 740, Income Taxes, ("ASC 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet a "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. During the fiscal year ended February 28, 2014, the Company did not incur any interest or penalties. Although we file federal and state tax returns, our major tax jurisdiction is federal. The 2011, 2012 and 2013 federal tax years for the Company remain subject to examination by the IRS.

Dividends

        Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. If our common stock is trading below net asset value at the time of valuation, the plan administrator may receive the dividend or distribution in cash and purchase common stock in the open market, on the New York Stock Exchange or elsewhere, for the account of each participant in our dividend reinvestment plan.

Capital Gains Incentive Fee

        The Company records an expense accrual on the consolidated statements of operations, relating to the capital gains incentive fee payable on the consolidated statements of assets and liabilities, by the Company to its investment adviser when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 2. Summary of Significant Accounting Policies (Continued)

incentive fee payable to the Company's investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

New Accounting Pronouncements

        In June 2013, the FASB issued ASU 2013-08, "Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. As such, the Company anticipates no impact from adopting this standard on the Company's consolidated financial results. The Company is currently assessing the additional disclosure requirements. ASU 2013-08 will be effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

Risk Management

        In the ordinary course of its business, the Company manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

        Credit risk is the risk of default or non-performance by portfolio companies, equivalent to the investment's carrying amount.

        The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents, including those in reserve accounts, at a major financial institution and credit risk related to any of its derivative counterparties.

        The Company has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

Note 3. Investments

        As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

        ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 3. Investments (Continued)

value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 asset, assuming no additional corroborating evidence.

        In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 and the 1940 Act (see Note 2). Consistent with our Company's valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

        The following table presents fair value measurements of investments, by major class, as of February 28, 2014 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Middle market loans	$—	$—	$32,390	$32,390
First lien term loans	—	—	80,246	80,246
Second lien term loans	—	—	27,804	27,804
Senior secured notes	—	—	30,032	30,032
Unsecured notes	—	—	5,471	5,471
Structured finance securities	—	—	19,570	19,570
Equity interest	—	—	10,332	10,332

Total	$—	$—	$205,845	$205,845

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 3. Investments (Continued)

        The following table presents fair value measurements of investments, by major class, as of February 28, 2013 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First lien term loans	$—	$—	$83,792	$83,792
Second lien term loans	—	—	9,571	9,571
Senior secured notes	—	—	23,305	23,305
Unsecured notes	—	—	4,874	4,874
Structured finance securities	—	—	25,517	25,517
Equity interest	—	—	8,021	8,021

Total	$—	$—	$155,080	$155,080

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2014 (dollars in thousands):

	Middle market loans	First lien term loans	Second lien term loans	Senior secured notes	Unsecured notes	Structured finance securities	Common stock/equities	Total
Balance as of February 28, 2013	$—	$83,792	$9,571	$23,305	$4,874	$25,517	$8,021	$155,080
Net unrealized gains (losses)	407	(395)	165	41	207	(3,558)	1,485	(1,648)
Purchases and other adjustments to cost	37,048	49,329	20,727	14,414	390	—	841	122,749
Sales and redemptions	(5,138)	(53,162)	(3,030)	(7,728)	—	(2,389)	(160)	(71,607)
Net realized gain (loss) from investments	73	682	371	—	—	—	145	1,271

Balance as of February 28, 2014	$32,390	$80,246	$27,804	$30,032	$5,471	$19,570	$10,332	$205,845

        Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

        Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

        The net change in unrealized gain/(loss) on investments held as of February 28, 2014 is $(1,767,285) and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 3. Investments (Continued)

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2013 (dollars in thousands):

	First lien term loans	Second lien term loans	Senior secured notes	Senior unsecured loans	Unsecured notes	Structured finance securities	Common stock/equities	Total
Balance as of February 29, 2012	$36,196	$8,914	$10,706	$6,000	$2,008	$25,846	$5,690	$95,360
Net unrealized gains (losses)	2,090	657	(403)	(148)	(169)	4,267	719	7,013
Purchases and other adjustments to cost	52,872	3,005	13,002	107	3,035	—	1,612	73,633
Sales and redemptions	(7,564)	(3,092)	—	(6,090)	—	(4,596)	(146)	(21,488)
Net realized gain (loss) from investments	198	87	—	131	—	—	146	562

Balance as of February 28, 2013	$83,792	$9,571	$23,305	$—	$4,874	$25,517	$8,021	$155,080

        Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

        Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

        The net change in unrealized gain/loss on investments held as of February 28, 2013 is $7,143,012 and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 3. Investments (Continued)

        The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of February 28, 2014 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
Middle market loans	$32,390	Market Comparables	Third-Party Bid	99.5 - 100.6
First lien term loans	80,246	Market Comparables	Market Yield (%) EBITDA Multiples (x) Third-Party Bid	5.1% - 15.5% 3.0x 83.3 - 101.5
Second lien term loans	27,804	Market Comparables	Market Yield (%) Third-Party Bid	9.6% - 12.5% 100.0 - 101.8
Senior secured notes	30,032	Market Comparables	Market Yield (%) EBITDA Multiples (x) Third-Party Bid	11.0% - 42.5% 5.0x 106.0 - 107.5
Unsecured notes	5,471	Market Comparables	Market Yield (%)	12.8% - 20.3%
Structured finance securities	19,570	Discounted Cash Flow	Discount Rate (%)	9.0%
Equity interests	10,332	Market Comparables	EBITDA Multiples (x)	6.3x - 12.0x

        The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of February 28, 2013 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
First lien term loans	$83,792	Market Comparables	Market Yield (%) EBITDA Multiples (x) Third-Party Bid	5.8% - 26.9% 3.0x 96.5 - 102.0
Second lien term loans	9,571	Market Comparables	Market Yield (%) Third-Party Bid	11.5% 90.5
Senior secured notes	23,305	Market Comparables	Market Yield (%) EBITDA Multiples (x) Third-Party Bid	14.0% - 42.5% 5.5x 89.0 - 101.0
Unsecured notes	4,874	Market Comparables	Market Yield (%)	13.6% - 23.8%
Structured finance securities	25,517	Discounted Cash Flow	Discount Rate (%)	13.0%
Equity interests	8,021	Market Comparables	EBITDA Multiples (x)	3.0x - 8.9x

        For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the EBITDA valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 3. Investments (Continued)

        The composition of our investments as of February 28, 2014, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Middle Market loans	$31,983	15.8%	$32,390	15.7%
First lien term loans	80,734	40.0	80,246	39.0
Second lien term loans	27,540	13.6	27,804	13.5
Senior secured notes	31,304	15.6	30,032	14.6
Unsecured notes	7,149	3.5	5,471	2.7
Structured finance securities	16,556	8.2	19,570	9.5
Equity interest	6,556	3.3	10,332	5.0

Total	$201,822	100.0%	$205,845	100.0%

        The composition of our investments as of February 28, 2013, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien term loans	$83,886	56.2%	$83,792	54.0%
Second lien term loans	9,473	6.3	9,571	6.2
Senior secured notes	24,619	16.5	23,305	15.0
Unsecured notes	6,758	4.5	4,874	3.1
Structured finance securities	18,945	12.7	25,517	16.5
Equity interest	5,729	3.8	8,021	5.2

Total	$149,410	100.0%	$155,080	100.0%

        For loans and debt securities for which market quotations are not available, we determine their fair value based on third party indicative broker quotes, where available, or the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield valuation methodology. In applying the market yield valuation methodology, we determine the fair value based on such factors as market participant assumptions including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If, in our judgment, the market yield methodology is not sufficient or appropriate, we may use additional methodologies such as an asset liquidation or expected recovery model.

        For equity securities of portfolio companies and partnership interests, we determine the fair value based on the market approach with value then attributed to equity or equity like securities using the enterprise value waterfall valuation methodology. Under the enterprise value waterfall valuation methodology, we determine the enterprise fair value of the portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 3. Investments (Continued)

another. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company's assets and liabilities. We also take into account historical and anticipated financial results.

        Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. ("Saratoga CLO") is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. For the quarter ended November 30, 2013, in connection with the refinancing of the Saratoga CLO liabilities, we ran Intex models based on assumptions about the refinanced Saratoga CLO's structure, including capital structure, cost of liabilities and reinvestment period. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO at February 28, 2014. The significant inputs for the valuation model include:

  •
  Default rates: 2.0%

  •
  Recovery rates: 35-75%

  •
  Prepayment rate: 25.0%

  •
  Reinvestment rate / price: L+375bps / $99.75

Note 4. Investment in Saratoga Investment Corp. CLO 2013-1, Ltd. ("Saratoga CLO")

        On January 22, 2008, we invested $30 million in all of the outstanding subordinated notes of GSC Investment Corp. CLO 2007, Ltd., a collateralized loan obligation fund managed by us that invests primarily in senior secured loans. Additionally, we entered into a collateral management agreement with GSC Investment Corp. CLO 2007, Ltd. pursuant to which we act as collateral manager to it. The Saratoga CLO was refinanced in October 2013 and its reinvestment period ends in October 2016. The Saratoga CLO remains 100% owned and managed by Saratoga Investment Corp. We receive a base management fee of 0.25% and a subordinated management fee of 0.25% of the Fee Basis Amount at the beginning of the Collection Period, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20.0% of the remaining interest proceeds and

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 4. Investment in Saratoga Investment Corp. CLO 2013-1, Ltd. ("Saratoga CLO") (Continued)

principal proceeds, if any, after the subordinated notes have realized the incentive management fee target return of 12.0%, in accordance with the Priority of Payments after making the prior distributions on the relevant payment date. For the years ended February 28, 2014 and 2013, and February 29, 2012, we accrued $1.8 million, $2.0 million and $2.0 million in management fee income, respectively, and $3.4 million, $4.2 million and $4.2 million in interest income, respectively, from Saratoga CLO. We did not accrue any amounts related to the incentive management fee as the 12.0% hurdle rate has not yet been achieved.

        At February 28, 2014, the Company determined that the fair value of its investment in the subordinated notes of Saratoga CLO was $19.6 million. The Company determines the fair value of its investment in the subordinated notes of Saratoga CLO based on the present value of the projected future cash flows of the subordinated notes over the life of Saratoga CLO. At February 28, 2014, Saratoga CLO had investments with a principal balance of $301.3 million and a weighted average spread over LIBOR of 4.1%, and had debt with a principal balance of $284.1 million with a weighted average spread over LIBOR of 1.8%. As a result, Saratoga CLO earns a "spread" between the interest income it receives on its investments and the interest expense it pays on its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At February 28, 2014, the total "spread", or projected future cash flows of the subordinated notes, over the life of Saratoga CLO was $24.9 million, which had a present value of approximately $20.2 million, using a 9.0% discount rate.

        At February 28, 2013, the Company determined that the fair value of its investment in the subordinated notes of Saratoga CLO was $25.5 million, whereas the net asset value of Saratoga CLO on such date was $30.8 million. The Company does not believe that the net asset value of Saratoga CLO, which is the difference between Saratoga CLO's assets and liabilities at a given point in time, necessarily equates to the fair value of its investment in the subordinated notes of Saratoga CLO. Specifically, the Company determines the fair value of its investment in the subordinated notes of Saratoga CLO based on the present value of the projected future cash flows of the subordinated notes over the life of Saratoga CLO. At February 28, 2013, Saratoga CLO had investments with a principal balance of $383.3 million and a weighted average spread over LIBOR of 4.3%, and had debt with a principal balance of $366.0 million with a weighted average spread over LIBOR of 1.4%. As a result, Saratoga CLO earns a "spread" between the interest income it receives on its investments and the interest expense it pays on its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At February 28, 2013, the total "spread", or projected future cash flows of the subordinated notes, over the life of Saratoga CLO was $38.7 million, which had a present value of approximately $26.0 million, using a 13.0% discount rate. At February 28, 2013, the fair value of the subordinated notes, which we base upon the present value of the projected cash flows, was $25.5 million, which was less than the net asset value of Saratoga CLO on such date by approximately $5.3 million.

        The separate audited financial statements of Saratoga CLO as of February 28, 2014 and 2013, pursuant to Rule 3-09 of SEC rules Regulation S-X, and for the twelve months ended February 28, 2014 and 2013 and February 29, 2012, are presented on page S-1.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 5. Income Taxes

        The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

        The Company owns 100.0% of Saratoga CLO, an exempted company incorporated in the Cayman Islands. For financial reporting purposes, the Saratoga CLO is not included as part of the consolidated financial statements. For federal income tax purposes, the Company has requested and received approval from the Internal Revenue Service to treat the Saratoga CLO as a disregarded entity. As such, for federal income tax purposes and for purposes of meeting the RIC qualification and diversification tests, the results of operations of the Saratoga CLO are included with those of the Company.

        To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As of February 28, 2014 and February 28, 2013, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to nondeductible excise tax, meals & entertainment, market discount, interest income with respect to the Saratoga CLO which is consolidated for tax purposes and the tax character of distributions as follows (dollars in thousands):

	February 28, 2014	February 28, 2013
Accumulated net investment income/(loss)	$(1,691)	$(1,155)
Accumulated net realized gains (losses) on investments	1,691	1,155
Additional paid-in-capital	—	—

        For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended February 28, 2014 and February 28, 2013 was as follows (dollars in thousands):

	February 28, 2014	February 28, 2013
Ordinary Income	$12,535	$16,476
Capital gains	—	—
Return of capital	—	—

Total	$12,535	$16,476

        For federal income tax purposes, as of February 28, 2014, the aggregate net unrealized depreciation for all securities is $0.04 million. The aggregate cost of securities for federal income tax purposes is $486.8 million.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 5. Income Taxes (Continued)

        For federal income tax purposes, as of February 28, 2013, the aggregate net unrealized depreciation for all securities is $2.7 million. The aggregate cost of securities for federal income tax purposes is $506.7 million.

        At February 28, 2014 and February 28, 2013, the components of accumulated losses on a tax basis as detailed below differ from the amounts reflected per the Company's consolidated statements of assets and liabilities by temporary book/tax differences primarily arising from the consolidation of the Saratoga CLO for tax purposes, market discount and original issue discount income, interest income accrual on defaulted bonds, write-off of investments, and amortization of organizational expenditures (dollars in thousands):

	February 28, 2014	February 28, 2013
Post October loss deferred	$—	$—
Accumulated capital losses	(64,101)	(58,248)
Other temporary differences	(304)	(1,515)
Undistributed ordinary income	963	3,927
Unrealized depreciation	(41)	(2,750)

Total components of accumulated losses	$(63,483)	$(58,586)

        The Company has incurred capital losses of $19.3, $14.1 and $3.2 million for the years ended February 28, 2011, 2010 and 2009. Such capital losses will be available to offset future capital gains if any and if unused, will expire on February 28, 2019, 2018 and 2017.

        At February 28, 2014, the Company had a short term capital loss of $11.2 million and a long-term capital loss of $16.3 million available to offset future capital gains. Post RIC-modernization act losses are deemed to arise on the first day of the fund's following fiscal year and there is no expiration for these losses.

        Management has analyzed the Company's tax positions taken on federal income tax returns for all open years (fiscal years 2010-2014), and has concluded that no provision for uncertain income tax positions is required in the Company's financial statements.

        On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was enacted, and the provisions with the Modernization Act are effective for the Company for the year ended February 29, 2012. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

        New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

        The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 5. Income Taxes (Continued)

        Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Note 6. Agreements and-Related Party Transactions

        On July 30, 2010, the Company entered into the Management Agreement with our Manager. The initial term of the Management Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. On July 15, 2013, our board of directors approved the renewal of the Management Agreement for an additional one-year term. Pursuant to the Management Agreement, our Manager implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our Manager is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay our Manager a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

        The base management fee of 1.75% is calculated based on the average value of our gross assets (other than cash or cash equivalents, but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter.

        The incentive fee consists of the following two parts:

        The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, that exceeds a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter, subject to a "catch-up" provision. Under this provision, in any fiscal quarter, our Manager receives no incentive fee unless our pre-incentive fee net investment income exceeds the hurdle rate of 1.875%. Our Manager will receive 100.0% of pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized); and 20.0% of the amount of the our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized).

        The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20.0% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and our Manager will be entitled to 20.0% of incentive fee capital gains that arise after May 31, 2010. In addition, for the purpose of the "incentive fee capital gains" calculations, the cost

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 6. Agreements and-Related Party Transactions (Continued)

basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

        For the years ended February 28, 2014, February 28, 2013, and February 29, 2012, we incurred $3.3 million, $2.1 million, and $1.6 million in base management fees, respectively. For the years ended February 28, 2014, February 28, 2013, and February 29, 2012, we incurred $0.7 million, $1.0 million, and $0.5 million in incentive fees related to pre-incentive fee net investment income. For the year ended February 28, 2014, there was a reduction of $0.3 million in incentive fees related to capital gains. For the years ended February 28, 2013 and February 29, 2012, we accrued $1.0 million and $0.7 million in incentive management fees related to capital gains, respectively. The accrual is calculated using both realized and unrealized capital gains for the period. The actual incentive fee related to capital gains will be determined and payable in arrears at the end of the fiscal year and will include only realized capital gains for the period. As of February 28, 2014, the base management fees accrual was $0.9 million and the incentive fees accrual was $3.0 million and is included in management and incentive fees payable in the accompanying consolidated statements of assets and liabilities. As of February 28, 2013, the base management fees accrual was $0.6 million and incentive fees accrual was $3.9 million and is included in management and incentive fees payable in the accompanying consolidated statements of assets and liabilities.

        On July 30, 2010, the Company entered into a separate administration agreement (the "Administration Agreement") with our Manager, pursuant to which our Manager, as our administrator, has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to which we are required to provide such assistance. The initial term of the Administration Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. The amount of expenses payable or reimbursable thereunder by the Company is capped at $1.0 million for the initial two year term of the administration agreement. On July 15, 2013, our board of directors approved the renewal of the Administration Agreement for an additional one-year term and determined to maintain the cap on the payment or reimbursement of expenses by the Company thereunder to $1.0 million for the additional one-year term.

        For the years ended February 28, 2014, February 28, 2013, and February 29, 2012, we recognized $1.0 million, $1.0 million, and $1.0 million in administrator expenses for the periods, respectively, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. As of February 28, 2014, $0.4 million of administrator expenses were accrued and included in due to manager in the accompanying consolidated statements of assets and liabilities. As of February 28, 2013, $0.2 million of administrator expenses were accrued and included in due to manager in the accompanying consolidated statements of assets and liabilities. For the years ended February 28, 2014 and 2013, and February 29, 2012, the Company bought investments fair valued at $0.3 million, $0.0 million and $15.6 million, respectively, from the Saratoga CLO and sold no investments to related parties.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 7. Borrowings

Credit Facility

        As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

        On April 11, 2007, we entered into a $100.0 million revolving securitized credit facility (the "Revolving Facility"). On May 1, 2007, we entered into a $25.7 million term securitized credit facility (the "Term Facility" and, together with the Revolving Facility, the "Facilities"), which was fully drawn at closing. In December 2007, we consolidated the Facilities by using a draw under the Revolving Facility to repay the Term Facility. In response to the market wide decline in financial asset prices, which negatively affected the value of our portfolio, we terminated the revolving period of the Revolving Facility effective January 14, 2009 and commenced a two-year amortization period during which all principal proceeds from the collateral was used to repay outstanding borrowings. A significant percentage of our total assets had been pledged under the Revolving Facility to secure our obligations thereunder. Under the Revolving Facility, funds were borrowed from or through certain lenders and interest was payable monthly at the greater of the commercial paper rate and our lender's prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market was unavailable, the greater of the prevailing LIBOR rates and our lender's prime rate plus 6.00% plus a default rate of 3.00%.

        In March 2009, we amended the Revolving Facility to increase the portion of the portfolio that could be invested in "CCC" rated investments in return for an increased interest rate and expedited amortization. As a result of these transactions, we expected to have additional cushion under our borrowing base under the Revolving Facility that would allow us to better manage our capital in times of declining asset prices and market dislocation.

        On July 30, 2009, we exceeded the permissible borrowing limit under the Revolving Facility for 30 consecutive days, resulting in an event of default under the Revolving Facility. As a result of this event of default, our lender had the right to accelerate repayment of the outstanding indebtedness under the Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral could have had a material adverse effect on our liquidity, financial condition and operations.

        On July 30, 2010, we used the net proceeds from (i) the stock purchase transaction and (ii) a portion of the funds available to us under the $45.0 million senior secured revolving credit facility (the "Credit Facility") with Madison Capital Funding LLC, in each case, described in "Note 14. Recapitalization Transaction" below, to pay the full amount of principal and accrued interest, including default interest, outstanding under the Revolving Facility. As a result, the Revolving Facility was terminated in connection therewith. Substantially all of our total assets, other than those held by SBIC LP, have been pledged under the Credit Facility to secure our obligations thereunder.

        On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

  •
  expand the borrowing capacity under the credit facility from $40.0 million to $45.0 million;

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 7. Borrowings (Continued)

  •
  extend the period during which we may make and repay borrowings under the credit facility from July 30, 2013 to February 24, 2015 (the "Revolving Period"). The Revolving Period may upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the credit facility are due and payable five years after the end of the Revolving Period; and

  •
  remove the condition that we may not acquire additional loan assets without the prior written consent of Madison Capital Funding LLC.

        As of February 28, 2014, there was no outstanding balance under the Credit Facility and the Company was in compliance with all of the limitations and requirements of the Credit Facility. $2.3 million of financing costs related to the Credit Facility have been capitalized and are being amortized over the term of the facility. For the years ended February 28, 2014, February 28, 2013 and February 29, 2012, we recorded $1.0 million, $2.0 million, and $0.6 million of interest expense, respectively. For the years ended February 28, 2014, February 28, 2013 and February 29, 2012, we recorded $0.4 million, $0.4 million and $0.7 million of amortization of deferred financing costs related to the Credit Facility and Revolving Facility, respectively. The interest rates during the years ended February 28, 2014, February 28, 2013 and February 29, 2012 on the outstanding borrowings under the Credit Facility ranged from 7.50% to 7.50%, 7.50% to 7.50%, and 7.50% to 7.50%, respectively.

        The Credit Facility contains limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Credit Facility also includes certain requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder. The Credit Facility has an eight year term, consisting of a three year period (the "Revolving Period"), under which the Company may make and repay borrowings, and a final maturity five years from the end of the Revolving Period. Availability on the Credit Facility will be subject to a borrowing base calculation, based on, among other things, applicable advance rates (which vary from 50.0% to 75.0% of par or fair value depending on the type of loan asset) and the value of certain "eligible" loan assets included as part of the Borrowing Base. Funds may be borrowed at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company's option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company will pay the lenders a commitment fee of 0.75% per year on the unused amount of the Credit Facility for the duration of the Revolving Period.

        Our borrowing base under the Credit Facility was $44.6 million subject to the Credit Facility cap of $45.0 million at February 28, 2014. For purposes of determining the borrowing base, most assets are assigned the values set forth in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC. Accordingly, the February 28, 2014 borrowing base relies upon the valuations set forth in the Annual Report on Form 10-K for the year ended February 28, 2013. The valuations presented in this Annual Report on Form 10-K will not be incorporated into the borrowing base until after this Annual Report on Form 10-K is filed with the SEC.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 7. Borrowings (Continued)

SBA Debentures

        SBIC LP is able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid in and is subject to customary regulatory requirements including but not limited to an examination by the SBA. As of February 28, 2014, we have funded SBIC LP with $32.0 million of equity capital, and have $50.0 million of SBA-guaranteed debentures outstanding. SBA debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. SBA current regulations limit the amount that SBIC LP may borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, an SBIC must devote 25.0% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

        SBIC LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that SBIC LP will receive SBA guaranteed debenture funding, which is dependent upon SBIC LP continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to SBIC LP's assets over our stockholders and debtholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

        The Company received exemptive relief from the Securities and Exchange Commission to permit it to exclude the debt of SBIC LP guaranteed by the SBA from the definition of senior securities in the 200.0% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200.0% asset coverage test by permitting it to borrow up to $150.0 million more than it would otherwise be able to absent the receipt of this exemptive relief.

        As of February 28, 2014 and February 28, 2013, there was $50.0 million and $36.0 million outstanding of SBA debentures, respectively. The carrying amount of the amount outstanding of SBA debentures approximates its fair value. $1.7 million of financing costs related to the SBA debentures have been capitalized and are being amortized over the term of the commitment and drawdown. For the years ended February 28, 2014 and February 28, 2013, we recorded $1.3 million and $0.1 million of interest expense related to the SBA debentures. For the years ended February 28, 2014 and February 28, 2013, we recorded $0.2 million and $0.1 million of amortization of deferred financing

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 7. Borrowings (Continued)

costs related to the SBA debentures, respectively. The weighted average interest rate during the years ended February 28, 2014 and February 28, 2013 on the outstanding borrowings of the SBA debentures was 3.03% and 1.42%, respectively. There were no outstanding SBA debentures at February 29, 2012.

Notes

        On May 10, 2013, the Company issued $42.0 million in aggregate principal amount of 7.50% fixed-rate notes due 2020 (the "Notes"). The Notes will mature on May 31, 2020, and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after May 31, 2016. Interest will be payable quarterly beginning August 15, 2013.

        On May 17, 2013, the Company closed an additional $6.3 million in aggregate principal amount of the Notes, pursuant to the full exercise of the underwriters' option to purchase additional Notes.

        As of February 28, 2014, the carrying amount and fair value of the Notes was $48.3 million and $48.6 million, respectively. The fair value of the Notes, which are publicly traded, is based upon closing market quotes as of the measurement date and would be classified as a level 1 liability within the fair value hierarchy. As of February 28, 2014, $2.5 million of financing costs related to the Notes have been capitalized and are being amortized over the term of the Notes. For the year ended February 28, 2014, we recorded $2.9 million of interest expense and $0.3 million of amortization of deferred financing costs related to the Notes.

Note 8. Commitments and contingencies

Contractual obligations

        The following table shows our payment obligations for repayment of debt and other contractual obligations at February 28, 2014:

		Payment Due by Period
	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$98,300	$—	$—	$—	$98,300

Off-balance sheet arrangements

        The Company's off-balance sheet arrangements consisted of $12.2 million and $0.0 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of February 28, 2014 and 2013, respectively. Such commitments are generally up to the Company's discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company's Consolidated Statement of Assets and Liabilities and are not reflected in the Company's Consolidated Statements of Assets and Liabilities.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 9. Directors Fees

        The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons" of the Company (as such term is defined in the 1940 Act). For the years ended February 28, 2014, February 28, 2013 and February 29, 2012, we accrued $0.2 million, $0.2 million, and $0.2 million for directors' fees expense, respectively. As of February 28, 2014 and February 28, 2013, $0.05 million and $0.05 million in directors' fees expense were unpaid and included in accounts payable and accrued expenses in the consolidated statements of assets and liabilities. As of February 28, 2014, we had not issued any common stock to our directors as compensation for their services.

Note 10. Stockholders' Equity

        On May 16, 2006, GSC Group, Inc. capitalized the LLC, by contributing $1,000 in exchange for 67 shares, constituting all of the issued and outstanding shares of the LLC.

        On March 20, 2007, the Company issued 95,995.5 and 8,136.2 shares of common stock, priced at $150.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. At this time, the 6.7 shares owned by GSC Group in the LLC were exchanged for 6.7 shares of the Company.

        On March 28, 2007, the Company completed its IPO of 725,000 shares of common stock, priced at $150.00 per share, before underwriting discounts and commissions. Total proceeds received from the IPO, net of $7.1 million in underwriter's discount and commissions, and $1.0 million in offering costs, were $100.7 million.

        On November 13, 2009, we declared a dividend of $18.25 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $2.50 per share. Based on shareholder elections, the dividend consisted of $2.1 million in cash and 864,872.5 of newly issued shares of common stock.

        On July 30, 2010, our Manager and its affiliates purchased 986,842 shares of common stock at $15.20 per share. Total proceeds received from this sale were $15.0 million. See "Note 14. Recapitalization Transaction."

        On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 10. Stockholders' Equity (Continued)

were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

        On November 12, 2010, we declared a dividend of $4.40 per share payable on December 29, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share. Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock.

        On November 15, 2011, we declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share. Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock.

        On November 9, 2012, the Company declared a dividend of $4.25 per share payable on December 31, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share. Based on shareholder elections, the dividend consisted of approximately $3.3 million in cash and 853,455 shares of common stock.

        On October 30, 2013, the Company declared a dividend of $2.65 per share payable on December 27, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share. Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock.

Note 11. Earnings Per Share

        In accordance with the provisions of FASB ASC 260, "Earnings per Share" ("ASC 260"), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

        The following information sets forth the computation of the weighted average basic and diluted net decrease in net assets per share from operations for the years ended February 28, 2014, February 28, 2013 and February 29, 2012 (dollars in thousands except share and per share amounts):

Basic and diluted	February 28, 2014	February 28, 2013	February 29, 2012
Net increase in net assets from operations	$8,744	$14,602	$13,275
Weighted average common shares outstanding	4,920,517	4,110,484	3,434,345
Earnings per common share—basic and diluted	$1.78	$3.55	$3.87

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 12. Dividend

        On October 30, 2013, the Company declared a dividend of $2.65 per share payable on December 27, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share.

        Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock, or 13.7% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.439 per share, which equaled the volume weighted average trading price per share of the common stock on December 11, 13, and 16, 2013.

        On November 9, 2012, the Company declared a dividend of $4.25 per share payable on December 31, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share.

        Based on shareholder elections, the dividend consisted of approximately $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.444 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17, 19, 2012.

        On November 15, 2011, we declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share.

        Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock, or 18.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.1171 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

        On November 12, 2010, we declared a dividend of $4.40 per share payable on December 23, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share.

        Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 12. Dividend (Continued)

portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010. The financial statements for the period ended November 30, 2010 have been retroactively adjusted to reflect the increase in common stock as a result of the dividend in accordance with the provisions of ASC 505-20-S50 regarding disclosure of a capital structure change after the interim balance sheet but before the release of the financial statements.

        The following tables summarize dividends declared during the years ended February 28, 2014, February 28, 2013, February 29, 2012 and February 28, 2011 (dollars in thousands except per share amounts):

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
October 30, 2013	November 13, 2013	December 27, 2013	$2.65	$12,535

Total dividends declared			$2.65	$12,535

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 9, 2012	November 20, 2012	December 31, 2012	$4.25	$16,476

Total dividends declared			$4.25	$16,476

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 15, 2011	November 25, 2011	December 30, 2011	$3.00	$9,831

Total dividends declared			$3.00	$9,831

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 12, 2010	November 19, 2010	December 29, 2010	$4.40	$11,796

Total dividends declared			$4.40	$11,796

*
Amount per share is calculated based on the number of shares outstanding at the date of declaration.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 13. Financial Highlights

        The following is a schedule of financial highlights for the years ended February 28, 2014, February 28, 2013, February 29, 2012, February 28, 2011, and February 28, 2010:

        For 2010, the amount per share has been adjusted to reflect a one-for-ten reverse stock split effectuated in August 2010.

	February 28, 2014	February 28, 2013	February 29, 2012	February 28, 2011	February 28, 2010
Per share data:(7)
Net asset value at beginning of period	$22.98	$25.12	$26.26	$32.75	$82.00
Net investment income(1)	1.85	1.71	1.66	2.15	5.40
Net realized and unrealized gains and losses on investments and derivatives	(0.07)	1.84	2.21	4.81	(15.30)

Net increase (decrease) in net assets from operations	1.78	3.55	3.87	6.96	(9.90)
Distributions declared from net investment income	(2.65)	(4.25)	(3.00)	(4.40)	(18.25)
Distributions declared from net realized capital gains	—	—	—	—	—

Total distributions to stockholders	(2.65)	(4.25)	(3.00)	(4.40)	(18.25)
Other(5)	(0.75)	(1.44)	(2.01)	(9.05)	(21.10)
Net asset value at end of period	$21.36	$22.98	$25.12	$26.26	$32.75
Net assets at end of period	$114,924,018	$108,686,761	$97,380,150	$86,071,454	$55,478,152
Shares outstanding at end of period	5,379,616	4,730,116	3,876,661	3,277,077	1,694,010
Per share market value at end of period(7)	$15.85	$17.02	$15.88	$21.25	$19.20
Total return based on market value(2)	9.11%	36.67%	12.82%	38.25%	113.10%
Total return based on net asset value(3)	8.92%	16.65%	17.51%	0.16%	(11.92)%
Ratio/Supplemental data:(6)
Ratio of net investment income to average, net assets(4)(6)	8.09%	6.73%	6.11%	6.53%	8.10%
Ratio of operating expenses to average net assets(4)	6.20%	5.17%	5.63%	12.05%	9.78%
Ratio of incentive management fees to average net assets	0.61%	1.96%	1.35%	2.45%	0.52%
Ratio of credit facility related expenses to average net assets	5.40%	2.43%	1.39%	3.42%	6.54%
Ratio of total expenses to average net assets(4)	12.21%	9.56%	8.36%	12.02%	16.84%
Portfolio turnover rate(8)	37.82%	17.30%	36.34%	10.14%	14.68%

(1)
Net investment income per share is calculated using the weighted average shares outstanding during the period. Net investment income excluding expense waiver and reimbursement equals $2.05 and $4.75 per share for the years ended February 28, 2011 and 2010, respectively.

(2)
Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.

(3)
Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Dividends and

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 13. Financial Highlights (Continued)

  distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)
For the year ended February 28, 2011, net of the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net assets is 6.87%, 11.71%, and 11.68%, respectively. For the year ended February 28, 2010, net of the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net assets is 9.12%, 8.71% and 15.77%, respectively.

(5)
Represents the dilutive effect of issuing common stock below net asset value per share during the period in connection with the satisfaction of the Company's annual RIC distribution requirement. See Note 12, Dividend.

(6)
The ratio for the year ended February 28, 2010 do not include the effect of the waiver of deferred incentive fees which is (3.83)% on a non-annualized basis as this is a one time waiver.

(7)
February 28, 2010 data has been adjusted to reflect a one-for-ten reverse stock split effectuated in August 2010.

(8)
Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.

Note 14. Recapitalization Transaction

        In July 2010, we consummated a recapitalization transaction that was necessitated by the fact that we had exceeded permissible borrowing limits under the Revolving Facility in July 2009, which resulted in an event of default under the Revolving Facility. As a result of the event of default under the Revolving Facility, the lender had the right to accelerate repayment of the outstanding indebtedness under the Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. We engaged the investment banking firm of Stifel, Nicolaus & Company to evaluate strategic transaction opportunities and consider alternatives for us in December 2008. On April 14, 2010, we entered into a stock purchase agreement with our Manager and certain of its affiliates and an assignment, assumption and novation agreement with our Manager, pursuant to which we assumed certain rights and obligations of our Manager under a debt commitment letter our Manager received from Madison Capital Funding LLC, indicating Madison Capital Funding's willingness to provide us with the Credit Facility, subject to the satisfaction of certain terms and conditions. In addition, we and GSCP (NJ), L.P., our then external investment adviser, entered into a termination and release agreement, to be effective as of the closing of the transaction contemplated by the stock purchase agreement, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the transaction contemplated by the stock purchase agreement but continued to be entitled to receive the base management fees earned through the date of the closing of the transaction contemplated by the stock purchase agreement.

        On July 30, 2010, the transactions contemplated by the stock purchase agreement with our Manager and certain of its affiliates was completed, and included the following actions:

  •
  the private sale of shares of our common stock for $15.0 million in aggregate purchase price to our Manager and certain of its affiliates;

  •
  the closing of the $40.0 million Credit Facility with Madison Capital Funding;

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 14. Recapitalization Transaction (Continued)

  •
  the execution of a registration rights agreement with the investors in the private sale transaction, pursuant to which we agreed to file a registration statement with the SEC to register for resale the shares of our common stock sold in the private sale transaction;

  •
  the execution of a trademark license agreement with our Manager pursuant to which our Manager granted us a non-exclusive, royalty-free license to use the "Saratoga" name, for so long as our Manager or one of its affiliates remains our investment adviser;

  •
  replacing GSCP (NJ), L.P. as our investment adviser and administrator with our Manager by executing the Management Agreement, which was approved by our stockholders, and an administration agreement with our Manager;

  •
  the resignations of Robert F. Cummings, Jr. and Richard M. Hayden, both of whom are affiliates of GSCP (NJ) L.P., as members of the board of directors and the election of Christian L. Oberbeck and Richard A. Petrocelli, both of whom are affiliates of our Manager, as members of the board of directors;

  •
  the resignation of all of our then existing executive officers and the appointment by our board of directors of Mr. Oberbeck as our chief executive officer and Mr. Petrocelli as our chief financial officer, secretary and chief compliance officer; and

  •
  our name change from "GSC Investment Corp." to "Saratoga Investment Corp."

        We used the net proceeds from the private sale transaction and a portion of the funds available to us under the Credit Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under Revolving Facility. The Revolving Facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

Note 15. Selected Quarterly Data (Unaudited)

	2014
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$5,218	$4,997	$4,792	$5,172
Net investment income	1,482	2,898	2,272	2,470
Net realized and unrealized gain (loss)	2,236	(1,630)	(2,313)	1,330
Net increase (decrease) in net assets resulting from operations	3,718	1,268	(41)	3,800
Net investment income per common share at end of each quarter	$0.28	$0.60	$0.48	$0.52
Net realized and unrealized gain (loss) per common share at end of each quarter	$0.42	$(0.34)	$(0.49)	$0.28
Dividends declared per common share	$—	$2.65	$—	$—
Net asset value per common share	$21.36	$20.67	$23.77	$23.78

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 28, 2014

Note 15. Selected Quarterly Data (Unaudited) (Continued)

	2013
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$4,306	$3,513	$3,514	$3,111
Net investment income	1,952	2,489	1,314	1,273
Net realized and unrealized gain (loss)	3,843	(1,744)	3,557	1,918
Net increase in net assets resulting from operations	5,795	745	4,871	3,191
Net investment income per common share at end of each quarter	$0.42	$0.63	$0.34	$0.33
Net realized and unrealized gain (loss) per common share at end of each quarter	$0.81	$(0.44)	$0.92	$0.49
Dividends declared per common share	$—	$4.25	$—	$—
Net asset value per common share	$22.98	$21.75	$27.20	$25.94

	2012
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$2,946	$3,033	$2,887	$2,387
Net investment income	1,578	824	2,720	578
Net realized and unrealized gain (loss)	1,502	5,389	(4,448)	5,131
Net increase (decrease) in net assets resulting from operations	3,080	6,213	(1,728)	5,709
Net investment income per common share at end of each quarter	$0.40	$0.25	$0.83	$0.17
Net realized and unrealized gain (loss) per common share at end of each quarter	$0.39	$1.63	$(1.36)	$1.57
Dividends declared per common share	$—	$3.00	$—	$—
Net asset value per common share	$25.12	$24.32	$27.48	$28.01

Note 16. Subsequent Events

        Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended February 28, 2014.

INDEX TO OTHER FINANCIAL STATEMENTS

Saratoga Investment Corp. CLO 2013-1, Ltd.

IMPORTANT NOTE

        In accordance with certain SEC rules, Saratoga Investment Corp. (the "Company") is providing additional information regarding one of its portfolio companies, Saratoga Investment Corp. CLO 2013-1, Ltd. ("Saratoga CLO"). The Company owns 100% of the subordinated notes of the Saratoga CLO. The additional financial information regarding the Saratoga CLO does not directly impact the Company's financial position, results of operations or cash flows.

Report of Independent Auditors

The Collateral Manager and Directors,

Saratoga Investment Corp. CLO 2013-1, Ltd.

        We have audited the accompanying financial statements of Saratoga Investment Corp. CLO 2013-1, Ltd. (the "Issuer"), which comprise the statements of assets and liabilities, as of February 28, 2014 and February 28, 2013, including the schedules of investments, and the statements of operations, changes in net assets, and cash flows for the years ended February 28, 2014, February 28, 2013 and February 29, 2012, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

        Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor's Responsibility

        Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Issuer's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Issuer's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Saratoga Investment Corp. CLO 2013-1, Ltd. at February 28, 2014 and February 28, 2013, and the results of its operations, changes in its net assets and its cash flows for the years ended February 28, 2014, February 28, 2013 and February 29, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, NY
May 27, 2014

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Assets and Liabilities

	As of
	February 28, 2014	February 28, 2013
ASSETS
Investments
Fair Value Loans (amortized cost of $299,137,566 and $366,099,395, respectively)	$300,491,077	$362,494,006
Fair Value Other/Structured finance securities (amortized cost of $0 and $13,743,946, respectively)	—	11,925,973

Total investments at fair value (amortized cost of $299,137,566 and $379,843,341, respectively)	300,491,077	374,419,979
Cash and cash equivalents	8,018,933	28,804,871
Receivable from open trades	1,801,266	5,131,538
Interest receivable	1,450,952	1,584,985
Deferred debt financing costs, net	2,166,633	2,092,787
Other assets	91,336	—

Total assets	$314,020,197	$412,034,160

LIABILITIES
Interest payable	$622,476	$666,121
Payable from open trades	9,445,000	16,346,250
Accrued base management fee	75,053	43,171
Accrued subordinated management fee	75,053	172,682
Class A notes—GSCIC CLO 2007, Ltd.	—	296,000,000
Class B notes—GSCIC CLO 2007, Ltd.	—	22,000,000
Discount on class B notes—GSCIC CLO 2007, Ltd.	—	(417,011)
Class C notes—GSCIC CLO 2007, Ltd.	—	14,000,000
Class D notes—GSCIC CLO 2007, Ltd.	—	16,000,000
Discount on class D notes—GSCIC CLO 2007, Ltd.	—	(441,136)
Class E notes—GSCIC CLO 2007, Ltd.	—	17,960,044
Discount on class E notes—GSCIC CLO 2007, Ltd.	—	(1,134,778)
Class X Notes—SIC CLO 2013-1, Ltd.	1,666,666	—
Class A-1 Notes—SIC CLO 2013-1, Ltd.	170,000,000	—
Discount on Class A-1 Notes—SIC CLO 2013-1, Ltd.	(1,671,864)	—
Class A-2 Notes—SIC CLO 2013-1, Ltd.	20,000,000	—
Discount on Class A-2 Notes—SIC CLO 2013-1, Ltd.	(173,300)	—
Class B Notes—SIC CLO 2013-1, Ltd.	44,800,000	—
Discount on Class B Notes—SIC CLO 2013-1, Ltd.	(1,125,757)	—
Class C Notes—SIC CLO 2013-1, Ltd.	16,000,000	—
Discount on Class C Notes—SIC CLO 2013-1, Ltd.	(700,902)	—
Class D Notes—SIC CLO 2013-1, Ltd.	14,000,000	—
Discount on Class D Notes—SIC CLO 2013-1, Ltd.	(909,825)	—
Class E Notes—SIC CLO 2013-1, Ltd.	13,100,000	—
Discount on Class E Notes—SIC CLO 2013-1, Ltd.	(1,715,285)	—
Class F Notes—SIC CLO 2013-1, Ltd.	4,500,000	—
Discount on Class F Notes—SIC CLO 2013-1, Ltd.	(623,880)	—
Subordinated Notes	30,000,000	30,000,000

Total liabilities	$317,363,435	$411,195,343

Commitments and contingencies (See Note 6)
NET ASSETS
Ordinary equity, par value $1.00, 250 ordinary shares authorized, 250 and 250 issued and outstanding, respectively	$250	$250
Accumulated gain (loss)	838,567	(5,963,092)
Net income (loss)	(4,182,055)	6,801,659

Total net assets	(3,343,238)	838,817

Total liabilities and net assets	$314,020,197	$412,034,160

See accompanying notes to financial statements.

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Operations

	For the year ended February 28, 2014	For the year ended February 28, 2013	For the year ended February 29, 2012
INVESTMENT INCOME
Interest from investments	$15,486,413	$19,328,855	$20,032,687
Interest from cash and cash equivalents	6,792	16,587	12,165
Other income	945,441	967,991	509,365

Total investment income	16,438,646	20,313,433	20,554,217

EXPENSES
Interest expense	11,678,514	15,613,003	14,480,621
Professional fees	433,073	417,086	400,628
Misc. Fee Expense	175,283	133,794	176,768
Base management fee	517,563	400,014	402,303
Subordinated management fee	1,257,578	1,600,057	1,609,213
Trustee expenses	83,221	100,820	100,551
Amortization expense	994,602	1,015,332	1,016,124
Loss on extinguishment of debt	3,442,442	—	—

Total expenses	18,582,276	19,280,106	18,186,208

NET INVESTMENT INCOME (LOSS)	(2,143,630)	1,033,327	2,368,009

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(8,815,296)	2,532,558	(4,547,952)
Net unrealized appreciation/(depreciation) on investments	6,776,871	3,235,774	(650,241)

Net gain (loss) on investments	(2,038,425)	5,768,332	(5,198,193)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,182,055)	$6,801,659	$(2,830,184)

See accompanying notes to financial statements.

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments

February 28, 2014

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
Academy, LTD.	Retailers (Except Food and Drugs)	Initial Term Loan (2012)	Loan	4.50%	8/3/2018	$1,960,187	$1,948,853	$1,969,969
Acosta, Inc.	Food Products	Term B Loan (2013)	Loan	4.25%	3/2/2018	4,162,740	4,101,035	4,177,310
Aderant North America, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	6.25%	12/20/2018	3,473,750	3,470,186	3,482,434
Aegis Toxicology Sciences Corporation	Healthcare	Initial Term Loan (First Lien)	Loan	5.50%	2/24/2021	1,000,000	990,000	990,000
Aegis Toxicology Sciences Corporation	Healthcare	Initial Term Loan (Second Lien)	Loan	9.50%	8/24/2021	500,000	492,500	492,500
Aeroflex Incorporated	Aerospace and Defense	Tranche B-1 Term Loan	Loan	4.50%	11/9/2019	3,208,854	3,194,690	3,223,550
Akorn, Inc.	Healthcare	Term Loan B	Loan	4.50%	11/13/2020	500,000	497,500	503,125
Alere Inc. (fka IM US Holdings, LLC)	Healthcare	Incremental B-1 Term Loan	Loan	4.25%	6/30/2017	1,960,000	1,930,566	1,968,173
Applied Systems, Inc.	Business Equipment and Services	Term Loan	Loan	4.25%	12/8/2016	500,000	498,750	498,750
Aramark Corporation	Food Products	LC-2 Facility	Loan	3.69%	7/26/2016	79,187	79,187	79,206
Aramark Corporation	Food Products	LC-3 Facility	Loan	3.69%	7/26/2016	43,961	43,961	43,971
Aramark Corporation	Food Products	U.S. Term F Loan	Loan	3.25%	2/24/2021	3,206,537	3,206,537	3,207,307
Ardagh Holdings USA Inc. (Ardagh Packaging Finance S.A.)	Containers/Glass Products	Dollar Term Loan	Loan	4.25%	12/17/2019	1,000,000	995,109	1,002,500
ARG IH Corporation	Food Services	Term Loan	Loan	5.00%	11/15/2020	500,000	498,797	502,500
Asurion, LLC (fka Asurion Corporation)	Insurance	Incremental Tranche B-1 Term Loan	Loan	4.50%	5/24/2019	5,508,783	5,462,695	5,516,660
Auction.Com, LLC	Business Equipment and Services	Term Loan A-4	Loan	4.66%	2/28/2017	980,651	979,812	970,845
Autotrader.com, Inc.	Automotive	Tranche B-1 Term Loan	Loan	4.00%	12/15/2016	3,791,778	3,791,778	3,805,997
Avantor Performance Materials Holdings, Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/24/2017	4,875,000	4,861,403	4,875,000
AZ Chem US Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	12/22/2017	1,355,941	1,329,859	1,362,720
Bass Pro Group, LLC	Retailers (Except Food and Drugs)	New Term Loan	Loan	3.75%	11/20/2019	498,725	498,126	500,715
Berry Plastics Corporation	Chemicals/Plastics	Term E Loan	Loan	3.75%	1/6/2021	1,500,000	1,496,250	1,495,500
Big Heart Pet Brands (fka Del Monte Corporation)	Food/Drug Retailers	Initial Term Loan	Loan	3.50%	3/9/2020	3,000,000	3,022,866	2,999,250
Biomet, Inc.	Healthcare	Dollar Term B-2 Loan	Loan	3.65%	7/25/2017	1,970,137	1,970,137	1,972,797
BJ's Wholesale Club, Inc.	Food/Drug Retailers	New 2013 (November) Replacement Loan (First Lien)	Loan	4.50%	9/26/2019	500,000	497,592	502,750
Bombardier Recreational Products Inc.	Leisure Goods/Activities/Movies	Term B Loan	Loan	4.00%	1/30/2019	754,286	748,080	756,647
Brickman Group Ltd. LLC, The	Brokers/Dealers/Investment Houses	Initial Term Loan (First Lien)	Loan	4.00%	12/18/2020	250,000	248,750	250,937
Brock Holdings III, Inc.	Industrial Equipment	Term Loan (First Lien)	Loan	6.75%	3/16/2017	1,959,839	1,976,826	1,967,188
Burlington Coat Factory Warehouse Corporation	Retailers (Except Food and Drugs)	Term B-2 Loan	Loan	4.25%	2/23/2017	2,660,377	2,653,889	2,675,675
C.H.I. Overhead Doors, Inc.	Building and Development	Term Loan (First Lien)	Loan	5.50%	3/18/2019	2,739,013	2,692,934	2,745,861
Camp International Holding Company	Aerospace and Defense	2013 Replacement Term Loan (First Lien)	Loan	4.75%	5/31/2019	990,000	990,000	999,900
Capital Automotive L.P.	Conglomerate	Tranche B-1 Term Loan Facility	Loan	4.00%	4/10/2019	2,137,369	2,141,920	2,142,712
Capstone Logistics, LLC	Business Equipment and Services	Term Note A	Loan	6.50%	9/16/2016	2,658,626	2,637,550	2,618,899
Capsugel Holdings US, Inc.	Drugs	Initial Term Loan	Loan	3.50%	8/1/2018	3,145,521	3,138,959	3,141,589
Celanese US Holdings LLC	Chemicals/Plastics	Dollar Term C-2 Commitment	Loan	2.25%	10/31/2016	2,176,323	2,201,894	2,192,254

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments (Continued)

February 28, 2014

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
Charter Communications Operating, LLC	Cable and Satellite Television	Term F Loan	Loan	3.00%	12/31/2020	2,682,707	2,672,727	2,666,369
CHS/Community Health Systems, Inc.	Healthcare	2017 Term E Loan	Loan	3.48%	1/25/2017	1,108,908	1,082,718	1,113,987
CHS/Community Health Systems, Inc.	Healthcare	2021 Term D Loan	Loan	4.25%	1/27/2021	2,955,608	2,862,024	2,980,228
Cinedigm Digital Funding I, LLC	Business Equipment and Services	Term Loan	Loan	3.75%	2/28/2018	825,121	820,892	825,121
Covanta Energy Corporation	Ecological Services and Equipment	Term Loan	Loan	3.50%	3/28/2019	491,250	489,468	492,788
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Electronics/Electric	Term B Loan	Loan	5.00%	2/13/2017	4,622,500	4,611,092	4,622,500
Crosby US Acquisition Corp.	Industrial Equipment	Initial Term Loan (First Lien)	Loan	4.00%	11/23/2020	750,000	749,094	748,312
Crown Castle Operating Company	Telecommunications/Cellular	Extended Incremental Tranche B-2 Term Loan	Loan	3.25%	1/31/2019	2,460,196	2,441,025	2,460,316
Culligan International Company	Conglomerate	Dollar Loan (First Lien)	Loan	6.25%	12/19/2017	787,658	738,102	734,491
Culligan International Company	Conglomerate	Dollar Loan (Second Lien)	Loan	9.50%	6/19/2018	783,162	732,061	657,856
Cumulus Media Holdings Inc.	Broadcast Radio and Television	Term Loan	Loan	4.25%	12/23/2020	500,000	495,000	502,815
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare	Tranche B Term Loan	Loan	4.50%	10/20/2016	3,909,320	3,909,320	3,927,655
DCS Business Services, Inc.	Financial Intermediaries	Term B Loan	Loan	7.25%	3/19/2018	3,831,595	3,792,824	3,735,805
DealerTrack Technologies, Inc.	Computers & Electronics	Term Loan	Loan	3.50%	2/28/2021	500,000	498,750	498,750
Dell International LLC	Retailers (Except Food and Drugs)	Term B Loan	Loan	4.50%	4/29/2020	1,995,000	1,982,818	1,988,935
Delos Finance S.à r.l.	Leasing	Loan	Loan	3.50%	2/26/2021	500,000	497,500	497,500
Deluxe Entertainment Services Group Inc.	Media	Initial Term Loan	Loan	6.50%	2/28/2020	1,000,000	1,000,000	1,000,000
Digitalglobe, Inc.	Ecological Services and Equipment	Term Loan	Loan	3.75%	1/31/2020	248,125	248,125	247,815
Drew Marine Group Inc.	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	11/19/2020	500,000	499,397	502,500
Dunkin' Brands, Inc.	Food Services	Term B-4 Loan	Loan	3.25%	2/7/2021	3,956,731	3,946,925	3,936,948
DynCorp International Inc.	Aerospace and Defense	Term Loan	Loan	6.25%	7/7/2016	486,442	482,619	488,573
Education Management LLC	Leisure Goods/Activities/Movies	Tranche C-2 Term Loan	Loan	4.31%	6/1/2016	3,882,152	3,746,734	3,544,405
EIG Investors Corp.	Business Equipment and Services	Term Loan	Loan	5.00%	11/9/2019	997,500	992,713	1,003,734
Energy Transfer Equity, L.P.	Oil & Gas	Loan	Loan	3.25%	12/2/2019	1,000,000	997,599	998,750
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	5.00%	7/9/2019	492,516	488,615	493,900
EWT Holdings III Corp. (fka WTG Holdings III Corp.)	Industrial Equipment	Term Loan (First Lien)	Loan	4.75%	1/15/2021	1,000,000	995,084	1,002,500
Federal-Mogul Corporation	Automotive	Tranche B Term Loan	Loan	2.14%	12/29/2014	2,220,981	2,187,068	2,202,747
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	2.14%	12/28/2015	1,307,032	1,270,847	1,296,301
First Data Corporation	Financial Intermediaries	2017 Second New Dollar Term Loan	Loan	4.20%	3/24/2017	2,111,028	2,010,799	2,109,276
First Data Corporation	Financial Intermediaries	2018 Dollar Term Loan	Loan	4.20%	3/23/2018	2,290,451	2,231,370	2,292,741
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.)	Nonferrous Metals/Minerals	Loan	Loan	4.25%	6/28/2019	997,500	995,122	1,006,438
Four Seasons Holdings Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	3.50%	6/27/2020	498,750	498,750	498,750
Garda World Security Corporation	Business Equipment and Services	Term B Delayed Draw Loan	Loan	4.00%	11/6/2020	203,194	202,218	203,363

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments (Continued)

February 28, 2014

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
Garda World Security Corporation	Business Equipment and Services	Term B Loan	Loan	4.00%	11/6/2020	794,306	790,489	794,965
Gardner Denver, Inc.	Oil & Gas	Initial Dollar Term Loan	Loan	4.25%	7/30/2020	1,496,250	1,485,394	1,489,337
Generac Power Systems, Inc.	Industrial Equipment	Term Loan B	Loan	3.50%	5/31/2020	868,414	852,908	868,258
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	3.25%	3/4/2019	4,740,112	4,722,664	4,725,892
Global Tel*Link Corporation	Business Equipment and Services	Term Loan (First Lien)	Loan	5.00%	5/23/2020	1,920,175	1,915,905	1,900,014
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	4.75%	4/30/2019	4,000,000	3,941,039	4,037,000
Grosvenor Capital Management Holdings, LP	Brokers/Dealers/Investment Houses	Initial Term Loan	Loan	3.75%	1/4/2021	3,500,000	3,482,803	3,489,080
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Publishing	Tranche B-4 Term Loan	Loan	6.00%	8/4/2019	500,000	497,500	500,780
HCA Inc.	Healthcare	Tranche B-4 Term Loan	Loan	2.94%	5/1/2018	5,720,353	5,390,148	5,713,947
Hertz Corporation, The	Automotive	Tranche B-1 Term Loan	Loan	3.75%	3/11/2018	2,970,000	3,005,791	2,973,683
Hologic, Inc.	Healthcare	Refinancing Tranche A Term Loan	Loan	2.19%	8/1/2017	2,312,500	2,307,973	2,313,425
Hunter Defense Technologies, Inc.	Aerospace and Defense	Term Loan	Loan	3.45%	8/22/2014	3,470,285	3,460,723	3,262,068
Huntsman International LLC	Chemicals/Plastics	Extended Term B Loan	Loan	2.73%	4/19/2017	3,920,000	3,892,467	3,919,020
Ikaria, Inc.	Healthcare	Initial Term Loan (First Lien)	Loan	5.00%	2/12/2021	500,000	497,515	502,815
Infor (US), Inc. (fka Lawson Software Inc.)	Business Equipment and Services	Tranche B-5 Term Loan	Loan	3.75%	6/3/2020	1,776,183	1,758,861	1,772,488
Inventiv Health, Inc. (fka Ventive Health, Inc)	Conglomerate	Consolidated Term Loan	Loan	7.50%	8/4/2016	492,090	492,090	491,105
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan Retired 03/05/2014	Loan	4.00%	3/7/2018	972,500	972,500	972,656
JFB Firth Rixson Inc.	Industrial Equipment	2013 Replacement Dollar Term Facility Loan	Loan	4.25%	6/30/2017	2,564,311	2,554,534	2,568,054
Kinetic Concepts, Inc.	Healthcare	Dollar Term D-1 Loan	Loan	4.00%	5/4/2018	490,057	475,404	492,508
La Quinta Intermediate Holdings L.L.C.	Gaming And Hotels	Initial Term Loan	Loan	4.00%	2/19/2021	500,000	500,000	500,000
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term B Loan	Loan	3.75%	1/28/2020	496,250	496,250	497,302
Microsemi Corporation	Electronics/Electric	Incremental Term Loan	Loan	3.75%	2/19/2020	498,750	498,750	499,373
Microsemi Corporation	Electronics/Electric	Term Loan	Loan	3.50%	2/19/2020	2,393,981	2,389,463	2,398,482
Mitel US Holdings, Inc.	Telecommunications	Term Loan	Loan	5.25%	1/31/2020	250,000	248,753	252,083
National CineMedia, LLC	Leisure Goods/Activities/Movies	Term Loan (2013)	Loan	2.95%	11/26/2019	1,086,207	1,054,177	1,082,134
Newsday, LLC	Publishing	Term Loan	Loan	3.69%	10/12/2016	2,215,385	2,213,416	2,215,385
Novelis, Inc.	Conglomerate	Initial Term Loan	Loan	3.75%	3/10/2017	4,857,520	4,868,347	4,873,452
NPC International, Inc.	Food Services	Term Loan (2013)	Loan	4.00%	12/28/2018	490,833	490,833	493,597
NRG Energy, Inc.	Utilities	Term Loan (2013)	Loan	2.75%	7/1/2018	3,900,525	3,875,534	3,872,168
NuSil Technology LLC.	Chemicals/Plastics	Term Loan	Loan	5.25%	4/7/2017	809,163	809,163	799,558
OEP Pearl Dutch Acquisition B.V.	Chemicals/Plastics	Initial BV Term Loan	Loan	6.50%	3/30/2018	142,422	140,466	143,846
On Assignment, Inc.	Business Equipment and Services	Initial Term B Loan	Loan	3.50%	5/15/2020	1,311,364	1,303,125	1,312,190
Onex Carestream Finance LP	Healthcare	Term Loan (First Lien 2013)	Loan	5.00%	2/25/2017	4,531,159	4,511,264	4,582,135
OpenLink International, Inc.	Computers & Electronics	Replacement Term Loan	Loan	6.25%	10/30/2017	980,000	980,000	980,000
P.F. Chang's China Bistro, Inc. (Wok Acquisition Corp.)	Food/Drug Retailers	Term Borrowing	Loan	5.50%	6/22/2019	1,496,212	1,488,641	1,509,675

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments (Continued)

February 28, 2014

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC)	Business Equipment and Services	Term Loan (First Lien)	Loan	5.00%	10/30/2020	1,000,000	995,186	1,008,750
Patheon Inc.	Healthcare	Term Loan	Loan	4.25%	3/11/2021	3,000,000	2,992,500	2,990,640
PetCo Animal Supplies, Inc.	Retailers (Except Food and Drugs)	New Loans	Loan	4.00%	11/24/2017	1,484,694	1,483,250	1,489,103
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Conglomerate	2013 Term Loan	Loan	4.00%	12/5/2018	1,960,200	1,936,226	1,967,845
Pinnacle Foods Finance LLC	Food Products	New Term Loan G	Loan	3.25%	4/29/2020	4,962,500	4,951,514	4,942,352
Polymer Group, Inc.	Chemicals/Plastics	Initial Loan	Loan	5.25%	12/19/2019	500,000	497,500	501,875
Prestige Brands, Inc.	Drugs	Term B-1 Loan	Loan	3.75%	1/31/2019	435,606	430,195	437,022
Pro Mach, Inc.	Industrial Equipment	Term Loan	Loan	4.50%	7/6/2017	1,945,655	1,934,699	1,955,383
Progressive Waste Solutions Ltd.	Ecological Services and Equipment	Term B Loan	Loan	3.00%	10/24/2019	498,741	498,741	500,486
Quintiles Transnational Corp.	Conglomerate	Term B-3 Loan	Loan	3.75%	6/8/2018	3,681,541	3,646,328	3,685,186
Redtop Acquisitions Limited	Electronics/Electric	Initial Dollar Term Loan (First Lien)	Loan	4.50%	12/3/2020	500,000	496,369	502,915
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan	Loan	4.00%	8/21/2020	1,663,476	1,663,476	1,667,035
Reynolds Group Holdings Inc.	Industrial Equipment	Incremental U.S. Term Loan	Loan	4.00%	12/1/2018	1,980,000	1,980,000	1,993,365
Rocket Software, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	5.75%	2/8/2018	1,960,025	1,934,083	1,960,515
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche A-2 Loan	Loan	2.45%	3/29/2017	1,562,552	1,552,098	1,562,552
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche B-3 Term Loan	Loan	3.50%	3/29/2019	1,344,450	1,339,560	1,341,088
RPI Finance Trust	Drugs	Term B-2 Term Loan	Loan	3.25%	5/9/2018	5,308,218	5,283,397	5,339,165
Scitor Corporation	Business Equipment and Services	Term Loan	Loan	5.00%	2/15/2017	463,977	462,831	460,354
Sensata Technologies B.V./Sensata Technology Finance Company, LLC	Industrial Equipment	Term Loan	Loan	3.25%	5/12/2019	1,524,730	1,524,730	1,529,106
Sensus USA Inc. (fka Sensus Metering Systems)	Utilities	Term Loan (First Lien)	Loan	5.75%	5/9/2017	1,945,013	1,939,821	1,957,987
ServiceMaster Company, The	Conglomerate	Tranche B Term Loan	Loan	4.45%	1/31/2017	2,822,729	2,830,165	2,825,552
SI Organization, Inc., The	Aerospace and Defense	New Tranche B Term Loan	Loan	5.50%	11/22/2016	3,880,675	3,863,008	3,800,655
Sonneborn, LLC	Chemicals/Plastics	Initial US Term Loan	Loan	6.50%	3/30/2018	807,059	795,976	815,130
Sophia, L.P.	Electronics/Electric	Term B Loan	Loan	4.50%	7/19/2018	928,389	917,174	934,191
Southwire Company, LLC (f.k.a Southwire Company)	Building and Development	Initial Term Loan	Loan	3.25%	2/10/2021	500,000	498,758	499,730
SRA International Inc.	Aerospace and Defense	Term Loan	Loan	6.50%	7/20/2018	3,268,571	3,184,532	3,276,743
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	4.01%	4/10/2020	3,304,614	3,278,551	3,304,614
SS&C Technologies Holdings Europe S.A.R.L.	Business Equipment and Services	2013 Replacement Term B-2 Loan	Loan	3.25%	6/7/2019	64,638	64,070	64,839
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc.	Business Equipment and Services	2013 Replacement Term B-1 Loan	Loan	3.25%	6/7/2019	624,838	619,344	626,782
SunCoke Energy, Inc.	Nonferrous Metals/Minerals	Tranche B Term Loan	Loan	4.00%	7/26/2018	1,367,311	1,359,200	1,367,311
SunGard Data Systems Inc (Solar Capital Corp.)	Conglomerate	Tranche C Term Loan	Loan	3.95%	2/28/2017	304,311	302,167	305,452
SunGard Data Systems Inc (Solar Capital Corp.)	Conglomerate	Tranche E Term Loan	Loan	4.00%	3/8/2020	4,221,845	4,096,936	4,238,944
SuperMedia Inc. (fka Idearc Inc.)	Publishing	Loan	Loan	11.60%	12/30/2016	264,330	257,131	196,762
Syniverse Holdings, Inc.	Telecommunications	Initial Term Loan	Loan	4.00%	4/23/2019	479,913	476,371	480,911

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments (Continued)

February 28, 2014

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
Taminco Global Chemical Corporation	Chemicals/Plastics	Initial Tranche B-3 Dollar Term Loan	Loan	3.25%	2/15/2019	1,473,863	1,464,165	1,473,406
Team Health, Inc.	Healthcare	Tranche B Term Loan	Loan	3.75%	6/29/2018	4,387,500	4,373,856	4,387,500
TECTUM HOLDINGS INC	Industrial Equipment	Term Loan	Loan	6.50%	12/3/2015	3,800,160	3,788,706	3,762,159
Tomkins, LLC / Tomkins, Inc. (f/k/a Pinafore, LLC / Pinafore, Inc.)	Conglomerate	Term B-2 Loan	Loan	3.75%	9/29/2016	2,356,680	2,360,795	2,361,982
TransDigm Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.75%	2/28/2020	4,896,514	4,904,843	4,914,876
Tricorbraun Inc. (fka Kranson Industries, Inc.)	Containers/Glass Products	Term Loan	Loan	4.00%	5/3/2018	1,902,083	1,895,432	1,903,282
Truven Health Analytics Inc. (fka Thomson Reuters (Healthcare) Inc.)	Healthcare	New Tranche B Term Loan	Loan	4.50%	6/6/2019	492,528	484,755	493,513
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Delayed Draw Loan	Loan	6.00%	7/28/2017	160,148	159,235	160,348
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Term B Loan	Loan	6.00%	7/28/2017	122,494	122,109	122,648
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Term B Loan	Loan	6.00%	7/28/2017	818,172	813,513	819,195
U.S. Silica Company	Nonferrous Metals/Minerals	Term Loan	Loan	4.00%	7/23/2020	1,950,200	1,941,292	1,954,256
U.S. Xpress Enterprises, Inc.	Industrial Equipment	Extended Term Loan	Loan	9.38%	11/13/2016	2,805,278	2,766,405	2,777,225
United Surgical Partners International, Inc.	Healthcare	New Tranche B Term Loan	Loan	4.75%	4/3/2019	2,456,500	2,429,626	2,470,821
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	5.00%	6/30/2017	3,884,944	3,884,238	3,859,225
Univision Communications Inc.	Telecommunications	Replacement First-Lien Term Loan	Loan	4.00%	3/1/2020	2,977,500	2,959,200	2,984,467
UPC Financing Partnership	Broadcast Radio and Television	Facility AF	Loan	4.00%	1/31/2021	1,000,000	974,618	1,002,500
Valeant Pharmaceuticals International, Inc.	Drugs	Series D2 Term Loan B	Loan	3.75%	2/13/2019	2,947,688	2,936,432	2,955,528
Verint Systems Inc.	Business Equipment and Services	Term Loan	Loan	4.00%	9/6/2019	1,900,800	1,892,737	1,904,602
Verint Systems Inc.	Business Equipment and Services	Tranche B Incremental Term Loan	Loan	3.50%	9/6/2019	1,000,000	997,521	1,000,000
Vertafore, Inc.	Business Equipment and Services	Term Loan (2013)	Loan	4.25%	10/3/2019	2,899,621	2,899,621	2,909,770
Visant Corporation (fka Jostens)	Leisure Goods/Activities/Movies	Tranche B Term Loan (2011)	Loan	5.25%	12/22/2016	3,658,446	3,658,446	3,607,008
W.R. Grace & Co.-CONN	Chemicals/Plastics	Delayed Draw Term Loan	Loan	0.00%	2/3/2021	—	(328)	—
W.R. Grace & Co.-CONN	Chemicals/Plastics	U.S. Term Loan	Loan	3.00%	2/3/2021	368,421	367,502	367,828
Washington Inventory Service	Business Equipment and Services	U.S. Term Loan (First Lien)	Loan	6.75%	12/20/2018	1,980,000	2,004,187	1,965,150
Wendy's International, Inc	Food Services	Term B Loan	Loan	3.25%	5/15/2019	680,470	674,563	679,197
Wesco Aircraft Hardware Corp.	Aerospace/Defense	Tranche B Term Loan	Loan	4.75%	2/28/2021	500,000	498,750	498,750
West Corporation	Telecommunications	Term B-10 Loan	Loan	3.25%	6/30/2018	2,926,111	2,976,179	2,909,666

							$299,137,566	$300,491,077

Saratoga Investment Corp. CLO 2013-1, Ltd.

Schedule of Investments

February 28, 2013

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Elyria Foundry Company, LLC	Industrial Equipment	Warrants	Equity	0.00%		—	$—	$—
Network Communications, Inc.	Business Equipment and Services	Common	Equity	0.00%		169,143	169,143	659,658
OLD AII, Inc (fka Aleris International Inc.)	Conglomerate	Common	Equity	0.00%		2,624	224,656	128,576
PATS Aircraft, LLC	Aerospace and Defense	Common	Equity	0.00%		51,813	282,326	282,329
SuperMedia Inc. (fka Idearc Inc.)	Publishing	Common Stock	Equity	0.00%		10,821	28,784	5,411
Academy, LTD.	Retailers (Except Food and Drugs)	Initial Term Loan (2012)	Loan	4.75%	8/3/2018	$1,980,037	1,966,002	2,000,927
ACCO Brands Corporation	Conglomerate	Term B Loan	Loan	4.25%	5/1/2019	$351,944	348,847	354,584
Acosta, Inc.	Food Products	Term D Loan	Loan	5.00%	3/2/2018	$4,183,659	4,120,774	4,216,082
Aderant North America, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	6.25%	12/20/2018	$3,500,000	3,495,662	3,552,500
Aeroflex Incorporated	Aerospace and Defense	Tranche B Term Loan	Loan	5.75%	5/9/2018	$3,345,517	3,333,081	3,369,204
Alcatel-Lucent USA Inc.	Telecommunications/Cellular	US Term Loan	Loan	0.00%	1/30/2019	$1,075,000	1,069,625	1,087,008
Alere Inc. (fka IM US Holdings, LLC)	Healthcare	Incremental B-1 Term Loan	Loan	4.75%	6/30/2017	$1,980,000	1,941,348	1,999,444
Aptalis Pharma, Inc. (fka Axcan Intermediate Holdings Inc.)	Drugs	Term B-1 Loan	Loan	5.50%	2/10/2017	$1,960,000	1,953,535	1,963,920
Aramark Corporation	Food Products	LC-2 Facility	Loan	3.45%	7/26/2016	$79,187	79,187	79,600
Aramark Corporation	Food Products	LC-3 Facility	Loan	3.45%	7/26/2016	$43,961	43,961	44,190
Aramark Corporation	Food Products	U.S. Term B Loan (Extending)	Loan	3.45%	7/26/2016	$1,204,093	1,204,093	1,210,366
Aramark Corporation	Food Products	U.S. Term C Loan	Loan	3.52%	7/26/2016	$2,545,700	2,545,700	2,558,963
Armstrong World Industries, Inc	Building and Development	Term Loan B-1	Loan	4.00%	3/10/2018	$2,122,931	2,109,740	2,124,268
Asurion, LLC (fka Asurion Corporation)	Insurance	Amortizing Term Loan	Loan	4.75%	7/23/2017	$968,750	960,226	973,594
Asurion, LLC (fka Asurion Corporation)	Insurance	Incremental Tranche B-1 Term Loan	Loan	4.50%	5/24/2019	$5,659,091	5,602,698	5,674,144
Auction.Com, LLC	Business Equipment and Services	Term Loan A-4	Loan	4.96%	8/30/2016	$1,018,699	1,017,479	1,013,606
Aurora Diagnostics, LLC	Conglomerate	Tranche B Term Loan	Loan	6.25%	5/26/2016	$3,188,889	3,198,281	3,077,278
Autotrader.com, Inc.	Automotive	Tranche B-1 Term Loan	Loan	4.00%	12/15/2016	$3,830,768	3,830,768	3,853,522
Avantor Performance Materials Holdings, Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/24/2017	$4,925,000	4,907,124	4,925,000
AZ Chem US Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	12/22/2017	$1,570,579	1,532,447	1,585,170
Biomet, Inc.	Healthcare	Dollar Term B-1 Loan	Loan	4.00%	7/25/2017	$1,990,013	1,990,013	2,003,445
Bombardier Recreational Products Inc.	Leisure Goods/Activities/Movies	Term B Loan	Loan	5.00%	1/30/2019	$1,000,000	990,101	1,007,500
Brock Holdings III, Inc.	Industrial Equipment	Term Loan (First Lien)	Loan	0.00%	3/16/2017	$2,000,000	2,022,500	2,013,340
Burlington Coat Factory Warehouse Corporation	Retailers (Except Food and Drugs)	Term B-1 Loan	Loan	5.50%	2/23/2017	$2,776,843	2,767,803	2,802,306
C.H.I. Overhead Doors, Inc. (CHI)	Home Furnishings	Term Loan (First Lien)	Loan	7.25%	8/17/2017	$2,976,290	2,931,556	2,983,730
Camp International Holding Company	Aerospace and Defense	Refinanced Term Loan (First Lien)	Loan	5.25%	5/31/2019	$997,500	988,136	1,005,400
Capital Automotive L.P.	Conglomerate	Tranche B Term Loan	Loan	5.25%	3/11/2017	$2,811,086	2,817,777	2,823,961
Capstone Logistics, LLC	Business Equipment and Services	Term Note A	Loan	7.50%	9/16/2016	$2,699,305	2,669,394	2,658,816
Capsugel Holdings US, Inc.	Drugs	Initial Term Loan (New)	Loan	4.75%	8/1/2018	$3,605,198	3,595,976	3,641,214

Saratoga Investment Corp. CLO 2013-1, Ltd.

Schedule of Investments (Continued)

February 28, 2013

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Celanese US Holdings LLC	Chemicals/Plastics	Dollar Term C Loan (Extended)	Loan	3.06%	10/31/2016	$2,198,534	2,219,212	2,208,911
Cenveo Corporation	Publishing	Term B Facility	Loan	7.00%	12/21/2016	$2,437,399	2,421,925	2,444,516
Charter Communications Operating, LLC	Cable and Satellite Television	Term C Loan	Loan	3.46%	9/6/2016	$2,047,547	2,044,048	2,057,785
Charter Communications Operating, LLC	Cable and Satellite Television	Term D Loan	Loan	4.00%	5/15/2019	$1,985,000	1,976,313	2,000,503
CHS/ Community Health Systems, Inc.	Healthcare	Extended Term Loan	Loan	3.79%	1/25/2017	$4,064,516	3,963,653	4,090,935
Cinedigm Digital Funding I, LLC	Business Equipment and Services	Term Loan	Loan	5.75%	2/28/2018	$1,066,260	1,059,429	1,068,925
Contec, LLC	Electronics/Electric	Second Lien Term Notes	Loan	10.00%	11/2/2016	$401,202	2,400,891	2,578,210
Covanta Energy Corporation	Ecological Services and Equipment	Term Loan	Loan	4.00%	3/28/2019	$496,250	494,095	501,833
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Electronics/Electric	Term B Loan	Loan	5.00%	2/13/2017	$4,805,833	4,789,964	4,829,862
Crown Castle Operating Company	Telecommunications/Cellular	Tranche B Term Loan	Loan	4.00%	1/31/2019	$1,980,000	1,963,120	1,989,484
Culligan International Company	Conglomerate	Dollar Loan (First Lien)	Loan	6.25%	12/19/2017	$795,675	732,459	729,372
Culligan International Company	Conglomerate	Dollar Loan (Second Lien)	Loan	9.50%	6/19/2018	$783,162	720,189	604,343
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare	Tranche B Term Loan	Loan	4.50%	10/20/2016	$3,949,622	3,949,622	3,977,822
DCS Business Services, Inc.	Financial Intermediaries	Term B Loan	Loan	7.25%	3/19/2018	$3,970,010	3,919,904	3,910,460
Del Monte Foods Company	Food Products	Initial Term Loan	Loan	4.00%	3/8/2018	$4,438,139	4,473,061	4,443,687
Delphi Corporation	Electronics/Electric	Tranche A Term Loan Retired 03/01/2013	Loan	4.25%	3/31/2016	$1,683,357	1,685,403	1,682,650
Digitalglobe, Inc.	Ecological Services and Equipment	Term Loan	Loan	0.00%	1/31/2020	$250,000	250,000	250,783
DS Waters of America, Inc.	Beverage and Tobacco	Term Loan (First Lien)	Loan	10.50%	8/29/2017	$2,977,500	2,928,511	3,037,050
Dunkin' Brands, Inc.	Food Services	Term B-3 Loan	Loan	0.00%	2/14/2020	$4,000,000	3,990,000	3,990,000
DynCorp International Inc.	Aerospace and Defense	Term Loan	Loan	6.25%	7/7/2016	$574,161	567,732	577,606
Education Management LLC	Leisure Goods/Activities/Movies	Tranche C-2 Term Loan	Loan	4.31%	6/1/2016	$3,925,006	3,727,372	3,263,878
eInstruction Corporation	Electronics/Electric	Initial Term Loan	Loan	0.00%	7/2/2013	$2,997,722	2,931,236	899,317
Electrical Components International, Inc.	Electronics/Electric	Synthetic Revolving Loan	Loan	6.75%	2/4/2016	$117,647	116,611	117,647
Electrical Components International, Inc.	Electronics/Electric	Term Loan	Loan	6.75%	2/4/2017	$1,786,475	1,768,892	1,786,475
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	5.00%	7/9/2019	$497,503	492,828	501,702
Federal-Mogul Corporation	Automotive	Tranche B Term Loan	Loan	2.14%	12/29/2014	$2,589,036	2,498,894	2,467,351
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	2.14%	12/28/2015	$1,320,937	1,264,234	1,258,853
First Data Corporation	Financial Intermediaries	2017 Dollar Term Loan	Loan	5.20%	3/24/2017	$2,111,028	2,027,434	2,111,914
First Data Corporation	Financial Intermediaries	2018 Dollar Term Loan	Loan	4.20%	3/23/2018	$2,290,451	2,216,829	2,261,591
Freescale Semiconductor, Inc.	Electronics/Electric	Tranche B-1 Term Loan Retired 03/01/2013	Loan	4.45%	12/1/2016	$2,534,348	2,450,139	2,535,945
FTD Group, Inc.	Retailers (Except Food and Drugs)	Initial Term Loan	Loan	4.75%	6/11/2018	$3,715,723	3,683,533	3,715,723
Generac Power Systems, Inc.	Industrial Equipment	Term Loan	Loan	6.25%	5/30/2018	$906,111	890,154	923,590
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	3.75%	3/2/2018	$4,746,591	4,757,841	4,774,548

Saratoga Investment Corp. CLO 2013-1, Ltd.

Schedule of Investments (Continued)

February 28, 2013

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Global Tel*Link Corporation	Business Equipment and Services	Replacement Term Loan	Loan	6.00%	12/14/2017	$1,964,912	1,960,077	1,967,368
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	4.75%	4/30/2019	$4,000,000	3,929,629	4,015,000
Grifols Inc.	Drugs	New U.S. Tranche B Term Loan	Loan	4.25%	6/1/2017	$3,465,982	3,457,357	3,481,371
Grosvenor Capital Management Holdings, LLLP	Brokers/Dealers/Investment Houses	Tranche C Term Loan	Loan	4.25%	12/5/2016	$3,336,378	3,252,391	3,311,355
Hanger Orthopedic Group, Inc.	Healthcare	Term C Loan	Loan	4.00%	12/1/2016	$3,910,667	3,920,277	3,925,332
HCA Inc.	Healthcare	Tranche B-3 Term Loan	Loan	3.45%	5/1/2018	$5,734,690	5,440,293	5,764,912
Health Management Associates, Inc.	Healthcare	Term B Loan	Loan	4.50%	11/16/2018	$2,970,000	2,945,366	2,993,344
Hertz Corporation, The	Automotive	Tranche B-1 Term Loan	Loan	0.00%	3/11/2018	$3,000,000	3,045,000	3,045,000
HIBU PLC (fka Yell Group PLC)	Business Equipment and Services	Facility B1-YB (USA) LLC (11/2009)	Loan	3.95%	7/31/2014	$3,030,606	2,983,167	530,356
HMH Holdings (Delaware) Inc.	Conglomerate	Term Loan (Exit Facility)	Loan	7.25%	5/22/2018	$992,500	974,925	997,463
Hologic, Inc.	Healthcare	Tranche A Term Loan	Loan	3.20%	8/1/2017	$2,437,500	2,432,069	2,439,328
Hunter Defense Technologies, Inc.	Aerospace and Defense	Term Loan	Loan	3.54%	8/22/2014	$3,679,939	3,647,610	3,385,544
Huntsman International LLC	Chemicals/Plastics	Extended Term B Loan	Loan	2.75%	4/19/2017	$3,920,000	3,883,690	3,920,000
Infor (US), Inc. (fka Lawson Software Inc.)	Business Equipment and Services	Tranche B-2 Term Loan	Loan	5.25%	4/5/2018	$1,990,013	1,971,642	2,011,166
Inventiv Health, Inc. (fka Ventive Health, Inc)	Conglomerate	Consolidated Term Loan	Loan	7.50%	8/4/2016	$492,090	492,090	484,093
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan	Loan	4.00%	3/7/2018	$982,500	982,500	982,726
JFB Firth Rixson Inc.	Industrial Equipment	2013 Replacement Dollar Term Facility Loan	Loan	4.25%	6/30/2017	$2,590,213	2,577,375	2,598,838
Kalispel Tribal Economic Authority	Lodging and Casinos	Term Loan	Loan	7.50%	2/24/2017	$3,625,323	3,577,074	3,634,387
Kinetic Concepts, Inc.	Healthcare	Dollar Term C-1 Loan	Loan	5.50%	5/4/2018	$495,000	478,661	501,034
Kronos Worldwide, Inc.	Chemicals/Plastics	Initial Term Loan	Loan	7.00%	6/13/2018	$500,000	500,000	504,065
MetroPCS Wireless, Inc.	Telecommunications	Tranche B-2 Term Loan	Loan	4.07%	11/3/2016	$2,489,192	2,491,685	2,495,938
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term B Loan	Loan	3.75%	1/28/2020	$500,000	500,000	501,110
Microsemi Corporation	Electronics/Electric	Term Loan	Loan	3.75%	2/20/2020	$2,688,796	2,682,872	2,697,212
National CineMedia, LLC	Leisure Goods/Activities/Movies	Term Loan	Loan	3.46%	11/26/2019	$1,086,207	1,050,910	1,089,607
Newsday, LLC	Publishing	Term Loan	Loan	3.70%	10/12/2016	$3,000,000	2,996,317	2,992,500
Novelis, Inc.	Conglomerate	Term B-2 Loan	Loan	4.00%	3/10/2017	$987,500	968,539	988,734
Novelis, Inc.	Conglomerate	Term Loan	Loan	4.00%	3/10/2017	$3,920,009	3,946,297	3,924,909
NPC International, Inc.	Food Services	Term Loan	Loan	4.50%	12/28/2018	$490,833	490,833	495,128
NRG Energy, Inc.	Utilities	Term Loan	Loan	3.25%	7/1/2018	$3,940,000	3,910,795	3,958,557
NuSil Technology LLC.	Chemicals/Plastics	Term Loan	Loan	5.00%	4/7/2017	$820,339	820,339	824,695
OEP Pearl Dutch Acquisition B.V.	Chemicals/Plastics	Initial BV Term Loan	Loan	6.50%	3/30/2018	$148,875	146,330	149,992
On Assignment, Inc.	Business Equipment and Services	Initial Term B Loan	Loan	5.00%	5/15/2019	$2,413,048	2,399,166	2,434,114
Onex Carestream Finance LP	Healthcare	Term Loan	Loan	5.00%	2/25/2017	$4,909,816	4,893,453	4,916,739
OpenLink International, Inc.	Business Equipment and Services	Initial Term Loan	Loan	7.75%	10/30/2017	$990,000	974,594	988,763

Saratoga Investment Corp. CLO 2013-1, Ltd.

Schedule of Investments (Continued)

February 28, 2013

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
P.F. Chang's China Bistro, Inc. (Wok Acquisition Corp.)	Food/Drug Retailers	Term Borrowing	Loan	5.25%	6/22/2019	$997,500	988,412	1,007,475
PATS Aircraft, LLC	Aerospace and Defense	Term Loan	Loan	8.50%	10/6/2016	$357,331	239,023	276,932
Penn National Gaming, Inc.	Lodging and Casinos	Term A Facility	Loan	1.72%	7/14/2016	$2,775,888	2,719,125	2,776,748
Penn National Gaming, Inc.	Lodging and Casinos	Term B Facility	Loan	3.75%	7/16/2018	$985,013	983,123	988,431
PetCo Animal Supplies, Inc.	Retailers (Except Food and Drugs)	New Loans	Loan	4.00%	11/24/2017	$1,496,173	1,494,329	1,501,784
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Conglomerate	2013 Term Loan	Loan	4.25%	12/5/2018	$1,980,000	1,950,704	1,989,583
Physician Oncology Services, LP	Healthcare	Delayed Draw Term Loan	Loan	7.75%	1/31/2017	$51,020	50,682	50,765
Physician Oncology Services, LP	Healthcare	Effective Date Term Loan	Loan	7.75%	1/31/2017	$419,961	417,178	417,861
Pinnacle Foods Finance LLC	Food Products	Extended Initial Term Loan	Loan	3.70%	10/2/2016	$5,726,579	5,491,534	5,761,168
Preferred Proppants, LLC	Nonferrous Metals/Minerals	Term B Loan	Loan	7.50%	12/15/2016	$1,980,000	1,949,170	1,841,400
Prestige Brands, Inc.	Drugs	Term B-1 Loan	Loan	3.76%	1/31/2019	$679,545	669,390	683,507
Pro Mach, Inc.	Industrial Equipment	Term Loan	Loan	5.00%	7/6/2017	$1,956,155	1,941,853	1,961,045
Quintiles Transnational Corp.	Conglomerate	Term B-2 Loan	Loan	4.50%	6/8/2018	$3,681,541	3,653,803	3,716,810
Ranpak Corp.	Food/Drug Retailers	USD Term Loan (First Lien)	Loan	4.75%	4/20/2017	$2,396,012	2,387,700	2,384,032
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan Refinancing	Loan	4.50%	4/1/2018	$1,995,000	1,995,000	2,005,454
Reynolds Group Holdings Inc.	Industrial Equipment	U.S. Term Loan	Loan	4.75%	9/28/2018	$1,995,000	1,995,000	2,017,244
Rocket Software, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	5.75%	2/8/2018	$1,980,000	1,947,152	1,986,197
Roundy's Supermarkets, Inc.	Food/Drug Retailers	Tranche B Term Loan	Loan	5.75%	2/13/2019	$992,500	979,782	937,297
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche A-2 Loan	Loan	2.46%	3/29/2017	$1,860,226	1,843,739	1,855,576
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche B-2 Loan	Loan	4.00%	3/29/2019	$1,384,706	1,378,679	1,389,899
Royal Adhesives and Sealants, LLC	Chemicals/Plastics	Term A Loan	Loan	7.25%	11/29/2015	$4,498,210	4,459,450	4,432,399
RPI Finance Trust	Drugs	6.75 Year Term Loan(2012)	Loan	3.50%	5/9/2018	$5,398,833	5,373,794	5,449,474
Scientific Games International Inc.	Electronics/Electric	Tranche B-1 Term Loan	Loan	3.21%	6/30/2015	$1,977,810	1,965,672	1,985,226
Scitor Corporation	Business Equipment and Services	Term Loan	Loan	5.00%	2/15/2017	$463,977	462,444	460,692
Securus Technologies Holdings, Inc (fka Securus Technologies, Inc.)	Telecommunications	Tranche 2 Term Loan (First Lien)	Loan	6.50%	5/31/2017	$1,985,000	1,967,961	1,975,075
Sensata Technology BV/Sensata Technology Finance Company, LLC	Electronics/Electric	Term Loan	Loan	3.75%	5/12/2018	$2,969,849	2,969,849	2,986,540
Sensus USA Inc. (fka Sensus Metering Systems)	Utilities	Term Loan (First Lien)	Loan	4.75%	5/9/2017	$1,965,000	1,958,111	1,961,070
ServiceMaster Company, The	Conglomerate	Tranche B Term Loan	Loan	4.45%	1/31/2017	$2,851,387	2,861,398	2,857,089
SI Organization, Inc., The	Aerospace and Defense	New Tranche B Term Loan	Loan	4.50%	11/22/2016	$3,920,000	3,895,621	3,906,946
Sonneborn, LLC	Chemicals/Plastics	Initial US Term Loan	Loan	6.50%	3/30/2018	$843,625	829,202	849,952
Sophia, L.P.	Electronics/Electric	Term B Loan	Loan	4.50%	7/19/2018	$969,244	954,866	976,310
SRA International Inc.	Aerospace and Defense	Term Loan	Loan	6.50%	7/20/2018	$3,268,571	3,165,384	3,154,171
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	4.77%	6/7/2018	$3,441,181	3,411,986	3,458,386
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc.	Business Equipment and Services	Funded Term B-1 Loan	Loan	5.00%	6/7/2019	$811,071	803,796	817,138

Saratoga Investment Corp. CLO 2013-1, Ltd.

Schedule of Investments (Continued)

February 28, 2013

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc.	Business Equipment and Services	Funded Term B-2 Loan	Loan	5.00%	6/7/2019	$83,904	83,151	84,531
SunCoke Energy, Inc.	Nonferrous Metals/Minerals	Tranche B Term Loan	Loan	4.00%	7/26/2018	$1,367,311	1,357,359	1,370,729
SunGard Data Systems Inc (Solar Capital Corp.)	Conglomerate	Tranche B U.S. Term Loan	Loan	3.85%	2/28/2016	$4,253,748	4,184,167	4,260,086
SunGard Data Systems Inc (Solar Capital Corp.)	Conglomerate	Tranche C Term Loan	Loan	3.95%	2/28/2017	$497,687	493,012	500,544
SuperMedia Inc. (fka Idearc Inc.)	Publishing	Loan	Loan	11.00%	12/31/2015	$289,811	281,918	214,875
Syniverse Holdings, Inc.	Telecommunications	Initial Term Loan	Loan	5.00%	4/23/2019	$497,500	493,115	500,609
Taminco Global Chemical Corporation	Chemicals/Plastics	Tranche B-2 Dollar Term Loan	Loan	4.25%	2/15/2019	$1,488,750	1,478,991	1,498,859
Team Health, Inc.	Healthcare	Tranche B Term Loan	Loan	3.75%	6/29/2018	$4,432,500	4,415,534	4,432,500
TECTUM HOLDINGS INC	Industrial Equipment	Term Loan	Loan	7.50%	12/3/2015	$4,000,000	3,981,089	3,980,000
Texas Competitive Electric Holdings Company, LLC (TXU)	Utilities	2014 Term Loan (Non-Extending)	Loan	3.73%	10/10/2014	$5,580,862	5,527,535	4,012,249
Tomkins, LLC / Tomkins, Inc. (f/k/a Pinafore, LLC / Pinafore, Inc.)	Conglomerate	Term B-2 Loan	Loan	3.75%	9/29/2016	$2,431,854	2,437,744	2,450,093
TransDigm Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.75%	2/28/2020	$4,945,974	4,955,789	4,955,587
Tricorbraun Inc. (fka Kranson Industries, Inc.)	Containers/Glass Products	Term Loan	Loan	5.50%	5/3/2018	$1,990,000	1,981,374	2,008,666
Truven Health Analytics Inc. (fka Thomson Reuters (Healthcare) Inc.)	Healthcare	New Tranche B Term Loan	Loan	5.75%	6/6/2019	$497,500	488,158	501,853
Tube City IMS Corporation	Steel	Term Loan	Loan	5.75%	3/20/2019	$992,500	983,864	1,001,184
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Delayed Draw Term Loan	Loan	6.00%	7/28/2017	$161,778	160,586	162,688
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Term Loan B	Loan	6.00%	7/28/2017	$123,747	123,243	124,444
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Term Loan B	Loan	6.00%	7/28/2017	$826,540	820,452	831,193
U.S. Silica Company	Nonferrous Metals/Minerals	Loan	Loan	4.75%	6/8/2017	$1,970,000	1,962,974	1,974,925
U.S. Xpress Enterprises, Inc.	Industrial Equipment	Extended Term Loan	Loan	9.00%	11/13/2016	$2,913,628	2,858,339	2,906,344
United Surgical Partners International, Inc.	Healthcare	New Tranche B Term Loan	Loan	6.00%	4/3/2019	$2,481,281	2,448,808	2,486,715
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	5.00%	6/30/2017	$3,924,924	3,924,007	3,902,670
Univision Communications Inc.	Telecommunications	2013 Converted Extended First-Lien Term Loan	Loan	4.75%	3/1/2020	$3,000,000	2,981,257	3,000,870
UPC Financing Partnership	Broadcast Radio and Television	Facility AF	Loan	4.00%	1/31/2021	$1,000,000	970,954	1,010,000
Valeant Pharmaceuticals International, Inc.	Drugs	Series D-1 Tranche B Term Loan	Loan	3.50%	2/13/2019	$2,985,000	2,972,608	3,006,462
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC)	Financial Intermediaries	Tranche B Term Loan	Loan	3.75%	3/27/2019	$1,063,393	1,058,765	1,065,520
Verint Systems Inc.	Business Equipment and Services	Term Loan 2011	Loan	4.50%	10/27/2017	$1,920,000	1,913,087	1,921,920
Vertafore, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	5.25%	7/29/2016	$2,984,781	2,984,781	3,018,360

Saratoga Investment Corp. CLO 2013-1, Ltd.

Schedule of Investments (Continued)

February 28, 2013

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Visant Corporation (fka Jostens)	Leisure Goods/Activities/Movies	Tranche B Term Loan (2011)	Loan	5.25%	12/22/2016	$3,696,942	3,696,942	3,518,269
Washington Inventory Service	Business Equipment and Services	U.S. Term Loan (First Lien)	Loan	5.75%	12/20/2018	$2,000,000	2,029,513	2,007,500
Weight Watchers International, Inc.	Food Products	Term D Loan	Loan	2.56%	6/30/2016	$2,700,529	2,667,383	2,701,879
Wendy's International, Inc	Food Services	Term Loan	Loan	4.75%	5/15/2019	$997,500	988,532	1,006,098
West Corporation	Telecommunications	Term B-8 Loan	Loan	4.25%	6/30/2018	$2,971,535	3,023,298	2,978,964
Wolverine World Wide, Inc.	Clothing/Textiles	Tranche B Term Loan	Loan	4.00%	10/9/2019	$854,821	846,633	861,233
Yankee Candle Company, Inc., The	Retailers (Except Food and Drugs)	Initial Term Loan	Loan	5.25%	4/2/2019	$2,256,466	2,236,833	2,268,877
BABSN 2007-1A	Financial Intermediaries	Floating-01/2021-D1- 05617AAA9	ABS	3.55%	1/18/2021	$1,500,000	1,258,888	1,050,000
GALE 2007-3A	Financial Intermediaries	Floating-04/2021-E- 363205AA3	ABS	3.80%	4/19/2021	$4,000,000	3,386,571	2,800,000
KATO 2006-9A	Financial Intermediaries	Floating-01/2019-B2L- 486010AA9	ABS	3.80%	1/25/2019	$5,000,000	4,339,337	3,500,000
STCLO 2007-6A	Financial Intermediaries	Floating-04/2021-D- 86176YAG7	ABS	3.90%	4/17/2021	$5,000,000	4,054,244	3,500,000

							$379,843,341	$374,419,979

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Changes in Net Assets

	For the year ended February 28, 2014	For the year ended February 28, 2013	For the year ended February 29, 2012
INCREASE FROM OPERATIONS:
Net investment income (loss)	$(2,143,630)	$1,033,327	$2,368,009
Net realized gain (loss) from investments	(8,815,296)	2,532,558	(4,547,952)
Net unrealized appreciation (depreciation) on investments	6,776,871	3,235,774	(650,241)

Net increase (decrease) in net assets from operations	(4,182,055)	6,801,659	(2,830,184)

Total increase (decrease) in net assets	(4,182,055)	6,801,659	(2,830,184)
Net assets at beginning of period	838,817	(5,962,842)	(3,132,658)

Net assets at end of period	$(3,343,238)	$838,817	$(5,962,842)

See accompanying notes to financial statements.

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Cash Flows

	For the year ended February 28, 2014	For the year ended February 28, 2013	For the year ended February 29, 2012
Operating activities
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(4,182,055)	$6,801,659	$(2,830,184)
ADJUSTMENTS TO RECONCILE NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY (USED BY) OPERATING ACTIVITIES:
Paid-in-kind interest income	(10,122)	—	(223,448)
Net accretion of discount on investments	(568,674)	(1,383,978)	(2,997,514)
Amortization of deferred debt financing costs	994,602	1,015,332	1,016,124
Loss on extinguishment of debt	3,442,442	—	—
Net realized (gain) loss from investments	8,815,296	(2,532,558)	4,547,952
Net unrealized (appreciation) depreciation on investments	(6,776,871)	(3,235,774)	650,241
Proceeds from sale and redemption of investments	128,190,654	165,363,963	216,319,521
Purchase of investments	(55,721,381)	(151,267,166)	(208,491,101)
(Increase) decrease in operating assets:
Interest receivable	134,033	(3,547)	155,579
Receivable from open trades	3,330,272	4,915,102	(10,046,640)
Other Assets	(91,336)	—	—
Increase (decrease) in operating liabilities:
Interest Payable	(43,645)	(160,620)	125,101
Payable for open trades	(6,901,250)	(8,510,897)	(293,957)
Accrued base management fee	31,882	(2,345)	(835)
Accrued subordinated management fee	(97,629)	(9,382)	(3,338)

NET CASH PROVIDED BY (USED BY) OPERATING ACTIVITIES	70,546,218	10,989,789	(2,072,499)

Financing activities
Borrowings on debt	277,711,620	—	—
Paydowns on debt	(366,793,378)	—	—
Deferred debt financing costs	(2,250,398)	—	—

NET CASH USED BY FINANCING ACTIVITIES	(91,332,156)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(20,785,938)	10,989,789	(2,072,499)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	28,804,871	17,815,082	19,887,581

CASH AND CASH EQUIVALENTS, END OF PERIOD	$8,018,933	$28,804,871	$17,815,082

Supplemental Information:
Interest paid during the period	$11,722,159	$15,773,621	$14,355,520
Supplemental non-cash information:
Paid-in-kind interest income	$10,122	$—	$223,448
Net accretion of discount on investments	$568,674	$1,383,978	$2,997,514
Amortization of deferred debt financing costs	$994,602	$1,015,332	$1,016,124

See accompanying notes to financial statements.

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Purpose

        Saratoga Investment Corp. CLO 2013-1, Ltd. (the "Issuer", "we", "our", "us", "CLO" and "Saratoga CLO"), an exempted company with limited liability incorporated under the laws of the Cayman Islands was formed on November 28, 2007 and commenced operations on January 22, 2008. The Issuer was established to acquire or participate in U.S. dollar-denominated corporate debt obligations.

        On January 22, 2008, the Issuer issued $400.0 million of notes, consisting of Class A Floating Rate Senior Notes, Class B Floating Rate Senior Notes, Class C Deferrable Floating Rate Notes, Class D Deferrable Floating Rate Notes, Class E Deferrable Floating Rate Notes (collectively the "Secured Notes"), and Subordinated Notes. The notes were issued pursuant to an indenture, dated January 22, 2008 (the "Indenture"), with U.S. Bank National Association (the "Trustee") servicing as the Trustee there under.

        On October 17, 2013, in a refinancing transaction, the Issuer issued $284.9 million of notes (the "2013-1 CLO Notes"), consisting of Class X Floating Rate Senior Notes, Class A-1 Floating Rate Senior Notes, Class A-2 Floating Rate Senior Notes, Class B Floating Rate Senior Notes, Class C Deferrable Floating Rate Notes, Class D Deferrable Floating Rate Notes, Class E Deferrable Floating Rate Notes, and Class F Deferrable Floating Rate Notes. The 2013-1 CLO Notes were issued pursuant to the Indenture with the same Trustee. Proceeds of the issuance of the 2013-1 CLO Notes were used, along with existing assets held by the Trustee, to redeem all of the Secured Notes issued in 2008. As of February 28, 2014, Saratoga Investment Corp. owned 100% of the Subordinated Notes of the CLO.

        Pursuant to an investment management agreement (the "Investment Management Agreement"), Saratoga Investment Corp. (the "Investment Manager"), provides investment management services to the Issuer, and makes day-to-day investment decisions concerning the assets of the Issuer. The Investment Manager also performs certain administrative services on behalf of the Issuer under the Investment Management Agreement.

2. Significant Accounting Policies

Basis of Presentation

        The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") and are stated in U.S. dollars. The following is a summary of the significant accounting policies followed by the Issuer in the preparation of its financial statements.

Use of Estimates

        The preparation of the financial statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, including the fair value of investments, and the amounts of income and expenses during the reporting period. Actual results could differ from these estimates and such differences could be material.

Cash and Cash Equivalents

        The Issuer defines cash and cash equivalents as highly liquid financial instruments with original maturities of three months or less. Cash and cash equivalents may include investments in money

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

market mutual funds, which are carried at fair value. At February 28, 2014 and February 28, 2013, cash and cash equivalents amounted to $8.0 million and $28.8 million, respectively, and are swept on an overnight basis into a money market deposit account and invested in shares of JP Morgan Liquidity Institutional fund held at the Trustee.

Valuation of Investments

        The Issuer accounts for its investments at fair value in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Issuer to assume that its investments are to be sold at the Statement of Assets and Liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

        Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by the Investment Manager to approve a fair value determination to reflect significant events affecting the value of these investments. The Investment Manager values investments for which market quotations are not readily available at fair value. Determinations of fair value may involve significant judgments and estimates. The types of factors that may be considered in determining the fair value of investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Investment Transactions and Income Recognition

        Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Issuer stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

depending upon the Investment Manager's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Paid-in-Kind Interest

        The Issuer holds debt investments in its portfolio that contain a PIK interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Deferred Debt Financing Costs, net

        Included in deferred debt financing costs of $2.2 million as of February 28, 2014 are structuring fees of the investment bank, rating agency fees and legal fees associated with the issuance of the 2013-1 CLO Notes on October 17, 2013. Such costs have been capitalized and amortized using an effective yield method, over the life of the related notes.

        Deferred debt financing costs of $1.6 million, incurred in connection with the issuance of the Secured Notes, were expensed when the Secured Notes were extinguished on October 17, 2013.

        Deferred debt financing cost of $2.1 million as of February 28, 2013 included structuring fees of the investment bank, rating agency fees and legal fees associated with the associated with the establishment of the Issuer in 2007. Such costs have been capitalized and amortized using an effective yield method, over the life of the facility.

Management Fees

        The Issuer is externally managed by the Investment Manager pursuant to the Investment Management Agreement. As compensation for the performance of its obligations under the Investment Management Agreement, the Investment Manager is entitled to receive from the Issuer a base management fee (the "Base Management Fee"), a subordinated management fee (the "Subordinated Management Fee") and an incentive management fee (the "Incentive Management Fee"). The Base Management Fee is payable in arrears quarterly (subject to availability of funds and to the satisfaction of payment obligations on the debt obligations of the Issuer (the "Priority of Payments") in an amount equal to 0.25% per annum of the Fee Basis Amount at the beginning of the Collection Period. The Subordinated Management Fee is payable in arrears quarterly (subject to availability of funds and to the Priority of Payments) in an amount equal to 0.25% per annum of the Fee Basis Amount at the beginning of the Collection Period. The Incentive Management Fee equals 20% of the remaining interest proceeds and principal proceeds, if any, after the Subordinated Notes have realized the incentive management fee target return of 12.0%, in accordance with the Priority of Payments after making the prior distributions on the relevant payment date. For the years ended February 28, 2014 and 2013, and February 29, 2012, no Incentive Management Fee's have been paid.

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Expenses

        The Issuer bears its own organizational and offering expenses, all expenses related to its investment program and expenses incurred in connection with its operations including, but not limited to, external legal, administrative, trustee, accounting, tax and audit expenses, costs related to trading, acquiring, monitoring or disposing of investments of the Issuer, and interest and other borrowing expenses, expenses of preparing and distributing reports, financial statements, and litigation or other extraordinary expenses. The Issuer has retained the Trustee to provide trustee services. Additionally, the Trustee performs loan administration, debt covenant compliance calculations, and monitoring and reporting services. For the years ended February 28, 2014 and 2013, and February 29, 2012, the Issuer paid $0.1 million, $0.1 million and $0.1 million, respectively, for trustee services provided and is included in other expenses in the Statement of Operations.

Interest Expense

        The Issuer has issued rated and unrated notes to finance its operations. Interest on debt is calculated by the Trustee for the Issuer. Interest is accrued and generally paid quarterly. For the years ended February 28, 2014 and 2013, and February 29, 2012, $5.7 million, $8.8 million and $7.9 million of payments to the Subordinated Notes were included in interest expense in the Statement of Operations, respectively.

Risk Management

        In the ordinary course of its business, the Issuer manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

        Credit risk is the risk of default or non-performance by portfolio companies, equivalent to the investment's carrying amount.

        The Issuer is also exposed to credit risk related to maintaining all of its cash and cash equivalents, including those in reserve accounts, at a major financial institution.

        The Issuer has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

3. Fair Value Measurements

        As noted above, the Issuer values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

        ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Fair Value Measurements (Continued)

specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        Based on the observability of the inputs used in the valuation techniques, the Issuer is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Issuer has the ability to access.

  •
  Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 asset, assuming no additional corroborating evidence.

        In addition to using the above inputs in investment valuations, the Issuer continues to employ the valuation policy that is consistent with ASC 820 and the 1940 Act.

        The following table presents fair value measurements of investments, by major class, as of February 28, 2014, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Term loans	$—	$297,872,178	$2,618,899	$300,491,077
Structured finance securities	—	—	—	—
Equity interest	—	—	—	—

Total	$—	$297,872,178	$2,618,899	$300,491,077

        The following table presents fair value measurements of investments, by major class, as of February 28, 2013, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Term loans	$—	$358,237,074	$4,256,932	$362,494,006
Structured finance securities	—	—	10,850,000	10,850,000
Equity interest	5,410	—	1,070,563	1,075,973

Total	$5,410	$358,237,074	$16,177,495	$374,419,979

        Transfers into or out of Level 1, 2 or 3 are recognized at the reporting date.

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Fair Value Measurements (Continued)

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2014:

	Term Loans	Structured Finance Securities	Equity Interest
Balance as of February 28, 2013	$4,256,932	$10,850,000	$1,070,563
Net unrealized gains (losses)	(45,982)	2,189,036	(394,438)
Purchases and other adjustments to cost	34,872	203,167	—
Sales and redemptions	(408,133)	(13,846,450)	(181,476)
Net realized gain (loss) from investments	102,394	604,247	(494,649)
Net transfers in and/or out of Level 3(1)	(1,321,184)	—	—

Balance as of February 28, 2014	$2,618,899	$—	$—

(1)
The Issuer's investment in Tectum Holdings Inc. was transferred into Level 2 during the year ended February, 28, 2014, as the reliability of market quotes became available for this investment and have been subsequently used for valuation purposes.

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2013:

	Term Loans	Structured Finance Securities	Equity Interest
Balance as of February 29, 2012	$—	$14,507,600	$1,070,563
Net unrealized gains (losses)	(102,541)	(126,657)	—
Purchases and other adjustments to cost	4,018,668	219,455	—
Sales and redemptions	(74,141)	(4,000,000)	—
Net realized gain (loss) from investments	26,621	249,602	—
Net transfers in and/or out of Level 3(2)	388,325	—	—

Balance as of February 28, 2013	$4,256,932	$10,850,000	$1,070,563

(2)
The Issuer's investment in PATS Aircraft, LLC was transferred into Level 3 during the year ended February, 28, 2013 due to changes in liquidity. These changes impacted the Investment Manager's ability to obtain observable market information. Accordingly, the determination of fair value for this investment required significant management judgment and estimation, resulting in a Level 3 classification for the year ended February 28, 2013.

        Transfers into or out of Level 3 are recognized at the reporting date.

        Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

        Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Fair Value Measurements (Continued)

        The net unrealized loss on level 3 investments held as of February 28, 2014 and February 28, 2013, was $0.02 million and $1.8 million, respectively, and is included in net unrealized appreciation on investments in the Statements of Operations.

        The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of February 28, 2013 were as follows:

	Fair Value	Valuation Technique	Unobservable Input	Range
Term loans	$4,256,932	Yield Analysis	Market Yield	7.7% - 17.0%
Structured finance securities	$10,850,000	Yield Analysis	Market Yield	8.9% - 10.7%
Equity interest	$1,070,563	Market Comparable	EBITDA Multiples	5.5x - 8.0x

        Significant unobservable inputs used in the fair value measurement of the Issuer's term loans and structured finance securities include comparable market yields. For investments utilizing a yield analysis valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption for comparable yields is accompanied by a directionally opposite change in the assumption used for pricing.

        Significant unobservable inputs used in the fair value measurement of the Issuer's equity interests include EBITDA multiples. For investments utilizing EBITDA multiples, a significant increase (decrease) in the EBITDA multiple, in isolation, would result in a significant higher (lower) fair value measurement.

4. Financing

        On January 22, 2008, the Issuer issued $400.0 million of notes, consisting of Class A Floating Rate Senior Notes, Class B Floating Rate Senior Notes, Class C Deferrable Floating Rate Notes, Class D Deferrable Floating Rate Notes, Class E Deferrable Floating Rate Notes (collectively the "Secured Notes"), and Subordinated Notes. The notes were issued pursuant to the Indenture.

        The Secured Notes are limited recourse obligations of the Issuer. The Subordinated Notes are unsecured, limited recourse debt obligations of the Issuer.

        On October 17, 2013, the Issuer issued $284.9 million of notes (the "2013-1 CLO Notes"), consisting of Class X Floating Rate Senior Notes, Class A-1 Floating Rate Senior Notes, Class A-2 Floating Rate Senior Notes, Class B Floating Rate Senior Notes, Class C Deferrable Floating Rate Notes, Class D Deferrable Floating Rate Notes, Class E Deferrable Floating Rate Notes, and Class F Deferrable Floating Rate Notes. The 2013-1 CLO Notes were issued pursuant to the Indenture with the same Trustee. Proceeds of the issuance of the 2013-1 CLO Notes were used along with existing assets held by the Trustee to redeem all of the Secured Notes issued in 2008. The Subordinated Notes were not included in the refinancing transaction.

        The 2013-1 CLO Notes are limited recourse obligations of the Issuer. The Subordinated Notes are unsecured, limited recourse debt obligations of the Issuer.

        The relative order of seniority of payment of each class of securities is, as follows: first, Class X Notes, second, Class A-1 Notes, third, Class A-2 Notes, fourth, Class B Notes, fifth, Class C Notes, sixth, Class D Notes, seventh, Class E Notes, eighth, Class F Notes, and ninth, the Subordinated Notes, with (a) each class of securities (other than the Subordinated Notes) in such list being senior to each

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financing (Continued)

other class of securities that follows such class of securities in such list and (b) each class of securities (other than the Class X Notes) in such list being subordinate to each other class of securities that precedes such class of securities in such list. The Subordinated Notes are subordinated to the 2013-1 CLO Notes and are entitled to periodic payments from interest proceeds available in accordance with the Priority of Payments.

        The table below sets forth certain information for each outstanding class of notes issued, pursuant to the Indenture on October 17, 2013, at February 28, 2014:

Debt Security	Interest Rate	Maturity	Principal Amount	Amount Outstanding
Class X Floating Rate Senior Notes	LIBOR + 1.05%	October 20, 2023	$2,500,000	$1,666,666
Class A-1 Floating Rate Senior Notes	LIBOR + 1.30%	October 20, 2023	170,000,000	170,000,000
Class A-2 Floating Rate Senior Notes	LIBOR + 1.50%	October 20, 2023	20,000,000	20,000,000
Class B Floating Rate Senior Notes	LIBOR + 2.00%	October 20, 2023	44,800,000	44,800,000
Class C Deferrable Floating Rate Notes	LIBOR + 2.90%	October 20, 2023	16,000,000	16,000,000
Class D Deferrable Floating Rate Notes	LIBOR + 3.50%	October 20, 2023	14,000,000	14,000,000
Class E Deferrable Floating Rate Notes	LIBOR + 4.50%	October 20, 2023	13,100,000	13,100,000
Class F Deferrable Floating Rate Notes	LIBOR + 5.75%	October 20, 2023	4,500,000	4,500,000
Subordinated Notes	N/A	October 20, 2023	30,000,000	30,000,000

			$314,900,000	$314,066,666

        The table below sets forth certain information for each outstanding class of notes issued, pursuant to the Indenture on January 22, 2008, at February 28, 2013:

Debt Security	Interest Rate	Maturity	Principal Amount	Amount Outstanding
Class A Floating Rate Senior Notes	LIBOR + 0.75%	January 21, 2020	$296,000,000	$296,000,000
Class B Floating Rate Senior Notes	LIBOR + 2.50%	January 21, 2020	22,000,000	22,000,000
Class C Deferrable Floating Rate Notes	LIBOR + 3.75%	January 21, 2020	14,000,000	14,000,000
Class D Deferrable Floating Rate Notes	LIBOR + 4.70%	January 21, 2020	16,000,000	16,000,000
Class E Deferrable Floating Rate Notes	LIBOR + 6.45%	January 21, 2020	22,000,000	17,960,044
Subordinated Notes	N/A	January 21, 2020	30,000,000	30,000,000

			$400,000,000	$395,960,044

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financing (Continued)

        The following table shows each outstanding class of notes issued, pursuant to the Indenture, at fair value at February 28, 2014:

Debt Security	February 28, 2014
Class X Floating Rate Senior Notes	$1,664,666
Class A-1 Floating Rate Senior Notes	168,878,000
Class A-2 Floating Rate Senior Notes	20,000,000
Class B Floating Rate Senior Notes	44,679,040
Class C Deferrable Floating Rate Notes	15,944,000
Class D Deferrable Floating Rate Notes	13,766,200
Class E Deferrable Floating Rate Notes	12,481,680
Class F Deferrable Floating Rate Notes	4,398,300
Subordinated Notes	19,569,596

$301,381,482

        These notes are fair valued based on a discounted cash flow model, specifically using Intex cash flow models, to form the basis for the valuation and would be classified as level 3 liabilities within the fair value hierarchy.

        The following table shows each outstanding class of notes issued, pursuant to the Indenture, at fair value at February 28, 2013:

Debt Security	February 28, 2013
Class A Floating Rate Senior Notes	$292,879,007
Class B Floating Rate Senior Notes	22,900,917
Class C Deferrable Floating Rate Notes	14,592,983
Class D Deferrable Floating Rate Notes	16,414,949
Class E Deferrable Floating Rate Notes	17,999,348
Subordinated Notes	25,516,959

$390,304,163

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financing (Continued)

        The following table provides the weighted average interest rate for the years ended February 28, 2014, February 28, 2013 and February 29, 2012:

		Weighted Average Interest Rate
Debt Security	Interest Rate	February 28, 2014	February 28, 2013	February 29, 2012
2013-1 CLO Notes
Class X Floating Rate Senior Notes	LIBOR + 1.05%	1.29%	N/A	N/A
Class A-1 Floating Rate Senior Notes	LIBOR + 1.30%	1.54%	N/A	N/A
Class A-2 Floating Rate Senior Notes	LIBOR + 1.50%	1.74%	N/A	N/A
Class B Floating Rate Senior Notes	LIBOR + 2.00%	2.24%	N/A	N/A
Class C Deferrable Floating Rate Notes	LIBOR + 2.90%	3.14%	N/A	N/A
Class D Deferrable Floating Rate Notes	LIBOR + 3.50%	3.74%	N/A	N/A
Class E Deferrable Floating Rate Notes	LIBOR + 4.50%	4.74%	N/A	N/A
Class F Deferrable Floating Rate Notes	LIBOR + 5.75%	5.99%	N/A	N/A
Subordinated Notes	N/A	N/A	N/A	N/A
Secured Notes
Class A Floating Rate Senior Notes	LIBOR + 0.75%	1.03%	1.15%	1.12%
Class B Floating Rate Senior Notes	LIBOR + 2.50%	2.78%	2.90%	2.87%
Class C Deferrable Floating Rate Notes	LIBOR + 3.75%	4.03%	4.15%	4.12%
Class D Deferrable Floating Rate Notes	LIBOR + 4.70%	4.98%	5.10%	5.07%
Class E Deferrable Floating Rate Notes	LIBOR + 6.45%	6.73%	6.85%	6.82%

        The Indenture provides that payments on the Subordinated Notes shall rank subordinate in priority of payment to payments due on all classes of 2013-1 CLO Notes and subordinate in priority of payment to the payment of fees and expenses. Distributions on the Subordinated Notes are limited to the assets of the Issuer remaining after payment of all of the liabilities of the Issuer that rank senior in priority of payment to the Subordinated Notes. To the extent that the proceeds from the collateral are not sufficient to make distributions on the Subordinated Notes the Issuer will have no further obligation in respect of the Subordinated Notes.

        Interest proceeds and, after the 2013-1 CLO Notes have been paid in full, principal proceeds, in each case will be distributed to the holders of the Subordinated Notes in accordance with the Indenture.

        Distributions, if any, on the Subordinated Notes will be payable quarterly on the 20th day of each January, April, July and October of each calendar year or, if any such day is not a business day, on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date, and on January 21, 2020 (or if any such day is not a business day, the next succeeding business day) (the "Stated Redemption Date") (if not redeemed prior to such date) sequentially in order of seniority. At the Stated Redemption Date, the Subordinated Notes will be redeemed after payment in full of all of the 2013-1 CLO Notes and the payment of all administrative and other fees and expenses. The failure to pay interest proceeds or principal proceeds to the holders of the Subordinated Notes will not be an event of default under the Indenture.

        In May of 2009, the Issuer defaulted on its Class E overcollateralization ratio of 105.10%, at which point, $4.0 million of interest proceeds were used to repay the Class E Notes through November 2009.

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financing (Continued)

Interest on the Class C, Class D, and Class E Notes was deferred and repaid in January of 2010 upon the Issuer's return to compliance. Distributions to the Subordinated Notes resumed in April of 2010.

        As of February 28, 2014, the remaining unamortized discount on the Class X, Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, and Class F Notes were $0.0 million, $1.7 million, $0.2 million, $1.1 million, $0.7 million, $0.9 million, $1.7 million and $0.6 million, respectively.

        The remaining unamortized deferred debt financing costs, on the Secured Notes, of $1.6 million, and unamortized discount on the Secured Notes of $1.8 million, were recognized as additional amortization expense when the related notes were extinguished and recorded within loss on extinguishment of debt in the Statement of Operations.

5. Income Tax

        Under the current laws, the Issuer is not subject to net income taxation in the United States or the Cayman Islands. Accordingly, no provision for income taxes has been made in the accompanying financial statements.

        Pursuant to ASC Topic 740, Accounting for Uncertainty in Income Taxes, the Issuer adopted the provisions of FASB relating to accounting for uncertainty in income taxes which clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements and applies to all open tax years as of the effective date. The Investment Manager has analyzed such tax positions for uncertain tax positions for tax years that may be open (2011 - 2014). The Issuer identifies its major tax jurisdictions as U.S. Federal, state and foreign jurisdictions where the Issuer makes investments. As of February 28, 2014 and 2013, there was no impact to the financial statements as a result of the Issuer's accounting for uncertainty in income taxes. The Issuer does not have any unrecognized tax benefits or liabilities for the years ended February 28, 2014 and 2013, and February 29, 2012. Also, the Issuer recognizes interest and, if applicable, penalties for any uncertain tax positions, as a component of income tax expense. No interest or penalty expense was recorded by the Issuer for the years ended February 28, 2014 and 2013, and February 29, 2012.

6. Commitments and Contingencies

        In the ordinary course of its business, the Issuer may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Issuer. Based on its history and experience, the Investment Manager feels that the likelihood of such an event is remote.

        In the ordinary course of business, the Issuer may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Issuer. As of February 28, 2014 and 2013, the Issuer is not subject to any material legal proceedings.

        The terms of Collateralized Debt Investments may require the Issuer to provide funding for any unfunded portion of a Collateralized Debt Investment at the request of the borrower. At February 28, 2014 and 2013, the Issuer had no unfunded commitments.

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Related-Party Transactions

        In the ordinary course of business and as permitted per the terms of the Indenture, the Issuer may acquire or sell investments to or from related parties at the fair value at such time. For the years ended February 28, 2014 and 2013, and February 29, 2012, the Issuer bought no investments from related parties and sold investments fair valued at $0.3 million, $0.0 million and $15.6 million, respectively, to the Investment Manager.

        The Subordinated Notes are wholly owned by the Investment Manager. The Subordinated Notes do not have a stated coupon rates, but are entitled to residual cash flows from the CLO's investments after all of the other tranches of debt and certain other fees and expenses are paid. For the years ended February 28, 2014 and 2013, and February 29, 2012, $5.7 million, $8.8 million, and $7.9 million of payments to the Subordinated Notes were included in interest expense in the Statement of Operations, respectively.

8. Shareholders' Capital

        Capital contributions and distributions shall be made at such time and in such amounts as determined by the Investment Manager and the Indenture.

        The majority holder of the Subordinated Notes has various control rights over the CLO, including the ability to call the CLO prior to its legal maturity, replace the Investment Manager under certain circumstances, and refinance any of the outstanding debt tranches. The voting structure of the Subordinated Notes may require either majority or unanimous approval depending upon the issue.

        The authorized share capital of the Issuer consists of 50,000 ordinary shares, 250 of which are owned by Maples Finance Limited and are held under the terms of a declaration of trust.

        As of February 28, 2014 and February 28, 2013, net assets were $(3.3) million and $0.8 million, respectively. These amounts include accumulated gains of $0.8 million and accumulated losses of $(6.0) million, respectively, which includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investment transactions, net unrealized appreciation or depreciation of investments, as well as the cumulative effect of accounting mismatches between investments accounted for at fair value and amortized cost or accrual-basis assets and liabilities as discussed in Significant Accounting Policies, above. The Issuer's investments continue to generate sufficient liquidity to satisfy its obligations on periodic payment dates as well as comply with all performance criteria as of the Statements of Assets and Liabilities date.

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Financial Highlights

        The following is a schedule of financial highlights for the years ended February 28, 2014 and 2013 and February 29, 2012:

	February 28, 2014	February 28, 2013	February 29, 2012
Average subordinated notes' capital balance(1)	$28,471,910	$27,165,497	$20,808,673
Ratio and supplemental data:
Total Return(2)	4.65%	73.51%	41.28%
Net investment income(3)	(7.53)%	3.80%	11.38%
Total expenses(3)	65.27%	70.97%	87.40%
Base management fee(3)	1.82%	1.47%	1.93%
Subordinated management fee(3)	4.42%	5.89%	7.73%

(1)
Subordinated notes' capital balance is calculated based on the sum of the subordinated notes outstanding amount and total net assets, net of ordinary equity.

(2)
Total return is calculated based on a time-weighted rate of return methodology. Quarterly rates of return are compounded to derive the total return reflected above. Total return is calculated for the subordinated notes' capital taken as a whole and assumes the purchase of the subordinated notes' capital on the first day of the period and the sale of the last day of the period.

(3)
Calculated based on the average subordinated notes' capital balance.

10. Subsequent Events

        The Investment Manager has evaluated events or transactions that have occurred since February 28, 2014 through May 27, 2014, the date the financial statements were available for issuance. The Investment Manager has determined that there are no material events that would require the disclosure in the financial statements.

$50,000,000

SARATOGA INVESTMENT CORP.

Prospectus

                    , 2014

PART C—OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

        1.     Financial Statements

        2.     Exhibits

        The following exhibits are filed as part of this report or hereby incorporated by reference to exhibits previously filed with the SEC:

Exhibit Number	Description
(a)(1)	Articles of Incorporation of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
(a)(2)	Articles of Amendment of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed August 3, 2010).
(a)(3)	Articles of Amendment of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed August 13, 2010).
(b)	Amended and Restated Bylaws of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on March 5, 2008).
(c)	Not applicable.
(d)(1)
Specimen certificate of Saratoga Investment Corp.'s common stock, par value $0.001 per share. (incorporated by reference to Saratoga Investment Corp.'s Registration Statement on Form N-2, File No. 333-169135, filed on September 1, 2010).
(d)(2)
Registration Rights Agreement dated July 30, 2010 between GSC Investment Corp., GSC CDO III L.L.C., and the investors party thereto (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(d)(4)
Form of Indenture by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to the registrant's Registration Statement on Form N-2, File No. 333-186323, filed on April 30, 2013).

Exhibit Number	Description
(d)(5)	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to the registrant's Registration Statement on Form N-2, File No. 333-186323, filed on April 30, 2013).
(d)(6)
Form of First Supplemental Indenture between the Company and U.S. Bank National Association (incorporated by reference to the registrant's Registration Statement on Form N-2, File No. 333-186323, filed on April 30, 2013).
(d)(7)
Form of Note (Filed as Exhibit A to First Supplemental Indenture referred to in Exhibit (d)(6)) (incorporated by reference to the registrant's Registration Statement on Form N-2, File No. 333-186323, filed on April 30, 2013).
(e)	Form of Dividend Reinvestment Plan (incorporated by reference to Amendment No. 2 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007).
(f)	Not applicable.
(g)
Investment Advisory and Management Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Investment Advisors, LLC (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(h)	Form of Underwriting Agreement (incorporated by reference to the registrant's Registration Statement on Form N-2, File No. 333-186323, filed on April 30, 2013).
(i)	Not applicable.
(j)
Custodian Agreement dated March 21, 2007 between GSC Investment LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.'s Form 10-Q for the quarterly period ended May 31, 2007).
(k)(1)
Administration Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Investment Advisors, LLC (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(k)(2)
Trademark License Agreement dated July 30, 2010 between Saratoga Investment Advisors, LLC and GSC Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(k)(3)
Credit, Security and Management Agreement dated July 30, 2010 by and among GSC Investment Funding LLC, Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Madison Capital Funding LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(k)(4)
Amendment No. 1 to Credit, Security and Management Agreement dated February 24, 2012 by and among Saratoga Investment Funding LLC, Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Madison Capital Funding LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on February 29, 2012).
(k)(5)
Form of Indemnification Agreement between Saratoga Investment Corp. and each officer and director of Saratoga Investment Corp. (incorporated by reference to Amendment No. 2 to Saratoga Investment Corp.'s Registration Statement on Form N-2 filed on January 12, 2007).

Exhibit Number	Description
(k)(6)	Indenture, dated as of January 22, 2008, among GSC Investment Corp. CLO 2007, Ltd., GSC Investment Corp. CLO 2007, Inc. and U.S. Bank National Association (incorporated by reference to the registrant's Registration Statement on Form N-2, File No. 333-186323, filed on April 30, 2013).
(l)	Opinion and Consent of Sutherland Asbill & Brennan LLP, counsel for Saratoga Investment Corp.*
(m)	Not applicable.
(n)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(n)(2)	Report of Ernst & Young LLP regarding the senior securities table contained herein.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)
Code of Ethics of the Company adopted under Rule 17j-1 (incorporated by reference to Amendment No. 7 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007).
99.1	Statement of Computation of Ratios of Earnings to Fixed Charges.

*
To be filed by amendment

Item 26.    Marketing Arrangements

        The information contained under the heading "Underwriting" on this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$6,440
FINRA filing fee	8,000
New York Stock Exchange listing fees	29,600
Printing expenses(1)	25,000
Accounting fees and expenses(1)	80,000
Legal fees and expenses(1)	150,000
Miscellaneous(1)

Total	$299,040

(1)
The amounts set forth above, with the exception of the Securities and Exchange Commission fee, are in each case estimated. All expenses set forth above will be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

        The Registrant has one subsidiary, Saratoga Investment Funding LLC, a Delaware limited liability company. The Registrant owns 100% of the outstanding equity interests of Saratoga Investment Funding LLC.

        In addition, the Registrant may be deemed to control GSC Investment Corp. CLO 2007 Ltd, one of the Registrant's portfolio companies.

Item 29.    Number of Holders of Securities

        The following table sets forth the approximate number of record holders of the Company's common stock as of May 23, 2014.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	22

Item 30.    Indemnification

        Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant's charter and Article XI of the Registrant's Amended and Restated Bylaws.

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        The Registrant's charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant's director or officer and at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant's bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant's director or officer and at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant's employees or agents or any employees or agents of the Registrant's predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

        The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Saratoga Investment Advisors, LLC (the "investment adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser's services under the investment advisory agreement or otherwise as an investment adviser of the Registrant.

        The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Saratoga Investment Advisors, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Saratoga Investment Advisors, LLC's services under the administration agreement or otherwise as administrator for the Registrant.

        The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant's directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an "Indemnitee"), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31.    Business and Other Connections of Investment Adviser

        A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV to be filed with the Securities and Exchange Commission.

Item 32.    Location of Accounts and Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Saratoga Investment Corp., 535 Madison Avenue, New York, New York 20022;

  (2)
  the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, new York 10038;

  (3)
  the Custodian, U.S. Bank National Association, 214 N. Tryon Street, 12th Floor, Charlotte, North Carolina 28202; and

  (4)
  the Adviser, Saratoga Investment Advisors, LLC, 535 Madison Avenue, New York, New York 20022.

Item 33.    Management Services

        Not Applicable.

Item 34.    Undertakings

(1)
The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)
Not applicable.

(3)
Not applicable.

(4)
Not applicable.

(5)
The Registrant undertakes that:

(a)
For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)
Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, in the State of New York, on the 4th day of June 2014.

SARATOGA INVESTMENT CORP.
By:	/s/ CHRISTIAN L. OBERBECK
	Name:	Christian L. Oberbeck
	Title:	Chief Executive Officer

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Christian L. Oberbeck and Henri J. Steenkamp, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ CHRISTIAN L. OBERBECK Christian L. Oberbeck	Chief Executive Officer and Director (Principal Executive Officer)	June 4, 2014
/s/ HENRI J. STEENKAMP Henri J. Steenkamp	Interim Chief Financial Officer, Chief Compliance Officer and Secretary (Principal Financial and Accounting Officer)	June 4, 2014
/s/ MICHAEL J. GRISIUS Michael J. Grisius	President and Director	June 4, 2014
/s/ STEVEN M. LOONEY Steven M. Looney	Director	June 4, 2014
/s/ CHARLES S. WHITMAN III Charles S. Whitman III	Director	June 4, 2014
/s/ G. CABELL WILLIAMS G. Cabell Williams	Director	June 4, 2014